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                                                                    EXHIBIT 10.5

                           PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT dated as of the 1st day of May, 1999.


BETWEEN:

         CABRE EXPLORATION LTD., a body corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

                                     - and -

         NASTAN RESOURCES LTD. ("Nastan") AND GEOCAN ENERGY INC.
         ("GEOCAN") both bodies corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter collectively referred to as "Purchaser")


         WHEREAS Vendor has agreed to sell to Purchaser and Purchaser has agreed to purchase from Vendor the Assets on and subject to the terms and conditions of this Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements set out, the Parties covenant and agree as follows:

1 DEFINITIONS

1.1 DEFINITIONS. In this Agreement, the following terms have the following respective meanings, unless the context otherwise requires:

         (a) "ABANDONMENT AND RECLAMATION OBLIGATION" means the abandonment of any Wells, Tangible Interests or Miscellaneous Interests including, without limitation, any closing, decommissioning, dismantling and removing of any tangible depreciable property, Assets on the Lands, or lands pooled, unitized or adjacent therewith, in connection with such abandonment, and restoring the surface of the Lands, or lands pooled or unitized therewith, all in compliance with laws, regulations, orders and directives of governmental authorities having jurisdiction with respect to the said abandonment or the said restoration of the surface of lands;

         (b) "AGREEMENT" means this document together with the recitals and Schedules attached hereto:

         (c) "ASSETS" means Vendor's entire interest in the Petroleum and Natural Gas Rights, the Tangible Interests, and the Miscellaneous Interests;

         (d) "BUSINESS DAY" means a day other than a Saturday, Sunday or any statutory holiday in Alberta:

         (e) "CLOSING" means the exchange of Conveyance Documents between Vendor and Purchaser on the Closing Date and the payment of the Purchase Price and other amounts as contemplated in Clause 3.6;


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         (f)      "CLOSING DATE" means 10:00 o'clock a.m. on the 31st day of
                  May, 1999 unless such date is amended by agreement in writing by the Parties;

         (g)      "CONVEYANCE DOCUMENTS" MEANS THE DOCUMENTS DESCRIBED in Clause
                  4.3 required to complete the transfer and assignment of the Assets;

         (h)      "DEPOSIT" means the payment set forth in Clause 3.6(a);

         (i) "DOCUMENTS OF TITLE" means collectively any and all certificates of title, leases, permits, licenses, unit agreements, assignments, trust declarations, royalty agreements, operating agreements or procedures, participation agreements, farmin and farmout agreements, sale and purchase agreements, pooling agreements and other agreements by virtue of which Vendor is entitled to the Petroleum and Natural Gas Rights;

         (j)      "DOLLARS" or "$" means Canadian dollars;

         (k) "EFFECTIVE DATE" means 8:00 o'clock a.m. Calgary time on the 1st day of January, 1999;

         (i)      "ENCUMBRANCES" has the meaning ascribed thereto in Clause 1.1
                  (u)(xii);

         (m)      "ENVIRONMENTAL DAMAGE" means any one or more of the following:

                  i)       ground water, surface water or aquifer contamination,

                  ii)      soil contamination,

                  iii) corrosion or deterioration of structures, equipment, fences, gathering lines or any other Tangible Interests;

                  iv)      emissions of toxic or hazardous substances, and

                  v) the effects of non-compliance with any environmental law, regulation, order or directive of any governmental authority having jurisdiction at the relevant time;

         (n) "FINAL ADJUSTMENT" means those further accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made subsequent to the Closing Date;

         (o) "GENERAL CONVEYANCE" means the document substantially in the form of Schedule "C"; attached hereto and as required in accordance with Clause 4.3;

         (p) "INTERIM ADJUSTMENTS" means the interim accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made on the Closing Date;

         (q) "KNOWLEDGE", for purposes of Clauses 10.1 and 11.1, means Vendor or Purchaser, as the case may be, shall be deemed to actually know or have knowledge of a matter, circumstance or thing when such matter, circumstance or thing has come to the attention of:



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                  i)       an officer of such corporation (who as at the date
                           hereof and at the Closing Date is an officer of such corporation); or

                  ii) based upon an examination of Vendor's records, which examination has been conducted, an employee or consultant of such corporation with responsibility for matters to which the matter, circumstance or thing relates (who as at the date hereof and at the Closing Date is an employee or consultant of such corporation with such responsibility), under circumstances which a reasonable person would take cognizance of the matter, circumstance or thing;

         (r) "LANDS" means the lands in which Vendor is shown to have an interest as set forth and described in Schedule "A", but only insofar as rights to those lands are granted by the Documents of Title;

         (s) "MISCELLANEOUS INTERESTS" means the entire undivided right, title, estate and interest of Vendor, at the Effective Date, in and to all property, assets and rights, to the extent pertaining to Petroleum and Natural Gas Rights or Tangible Interests (excluding therefrom materials and supplies used in connection with operations where the costs have not been charged to the joint account of Persons having an interest therein and also excluding Petroleum and Natural Gas Rights or Tangible Interests), but including, without limitation to the generality of the foregoing:

                  i) all Documents of Title and other agreements to the extent relating to Petroleum and Natural Gas Rights or Tangible Interests or any rights in relation thereto, including, without limitation, royalty agreements, joint operating agreements, gas processing agreements, gas transmission agreements, gas balancing agreements, common stream agreements, natural gas transportation agreements and agreements for the construction, ownership and operation of facilities;

                  ii) all non-interpretive production and engineering information which is not of a proprietary nature and which relates directly to Petroleum and Natural Gas Rights or Tangible Interests, that Vendor either has in its custody or to which Vendor has access, but excluding:

                           A.       tax, legal and financial records;
                           B.       economic evaluations; and,
                           C. engineering, geophysical and geological information, to the extent it discloses technology or information which is proprietary to Vendor or information which Vendor is contractually prohibited from selling or disclosing to other Persons;

                  iii) all well-bores and casing associated with the Wells situate within the Lands, or lands pooled or unitized including well licences issued in connection with the Wells;

                  iv) all rights of Vendor as seller under all agreements for the sale of Petroleum Substances from the Lands or lands pooled or unitized therewith (the "relevant


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                           lands") having a term exceeding thirty-one (3]) days
                           but only to the extent such agreements are severable if they contain more lands or zones than the relevant Lands;

                  v) all subsisting rights to enter upon, use and occupy the surface of any of the Lands, or to carry out operations thereon or therein and any other lands with which the Lands have been pooled or unitized or on which Tangible Interests are situate, including easements, right of way agreements and agreements for road crossing rights;

         (t) "PARTIES" means all parties to this Agreement, and "PARTY" means any of them;

         (u)      "PERMITTED ENCUMBRANCES" means:

                  i) existing easements, rights of way, servitude's or other similar rights in lands;

                  ii) the right reserved to or vested in any government or other public authority by the terms of any statutory provision, to terminate any Documents of Title or to require annual or other periodic payments as a condition of the continuance thereof;

                  iii) the right reserved to any governmental authority to levy taxes on Petroleum Substances or the income or revenue therefrom and governmental requirements as to production rates on the operations of any property;

                  iv) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

                  v) undetermined or inchoate liens incurred or created as security in favour of the Person conducting the operation of any of the Assets for Vendor's proportion of the costs and expenses of such operations;

                  vi) liens for taxes, assessments or governmental charges, which are not due or which are not delinquent;

                  vii) mechanics', builders' or materialmen's liens in respect of services rendered or goods supplied for which payment is not at the time due;

                  viii) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title;

                  ix) agreements and plans relating to pooling or unitization;

                  x) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;


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                  xi)      the terms and conditions of the Documents of Title,
                           provided that such terms and conditions do not create additional royalty burdens which are not specifically set forth in Schedule "A";

                  xii) such royalty burdens and other encumbrances as are set forth in Schedule "A" under the heading of "Encumbrances";

                  xiii) agreements for the sale of production from the Petroleum and Natural Gas Rights;

                  xiv) trust obligations in the ordinary course of business; provided that such trust obligations do not create beneficial rights of ownership in and to the Assets;

         (v) "PERSON" means any natural person, firm, corporation, partnership, trustee, trust, unincorporated association, government or government agency not a Party, and pronouns used in connection therewith have a similar extended meaning;

         (w) "PETROLEUM AND NATURAL GAS RIGHTS" means the entire undivided right, title and interest of Vendor at the Effective Date, in and to the Petroleum Substances in the Lands or any lands pooled or unitized therewith and in and to any royalty rights in the Lands, which interests are, including without limitation, those interests set forth in Schedule "A":

         (x) "PETROLEUM SUBSTANCES" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, insofar as the rights to such substances or the proceeds therefrom are granted by the Documents of Title;

         (y) "PRIME RATE" means the rate of interest per annum used by the Canadian Imperial Bank of Commerce from time to time as the reference rate in determining rates of interest payable on Canadian dollar demand loans in Canada;

         (z) "PURCHASE PRICE" means the sum referred to in Clause 3.1 less reductions, if any, plus interest which shall have accrued on such sum, all as calculated in Clause 3.1:

         (aa) "RIGHTS OF FIRST REFUSAL" means a right of first refusal, pre-emptive right of purchase or similar right whereby any Person, other than Vendor, would have the right to acquire or purchase all or a portion of the Assets as a consequence of Vendor having agreed to sell the Assets to Purchaser in accordance herewith;

         (bb) "TAKE OR PAY AMOUNT" means an amount equal to the Take or Pay payments outstanding at the Effective Date in respect of production sales agreements attributable to the Assets;

         (cc) "TANGIBLE INTERESTS" means the entire undivided interest of Vendor at the Effective Date in and to all tangible depreciable property and assets situated in, on or off the Lands (or lands pooled or unitized therewith) and to the extent that they are used or intended for use in connection with producing, gathering, processing, treating, storing, compressing or transporting Petroleum Substances produced from the Lands, including, without limitation, all tangible depreciable property and assets which form part of the Wells;


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         (dd)     "WELLS" means all producing, suspended, shut-in or abandoned wells and all water source or injection wells located within or on the Lands or on any lands with which the Lands have been pooled or unitized as set forth and described under the heading "Wells" in Schedule "A".

1.2 DERIVATIVES. When a capitalized derivative of a term defined herein is used, it shall have the corresponding meaning of the defined term, unless the context otherwise requires.

1.3 INTERPRETATION. If Closing does not occur, each provision of this Agreement which presumes Purchaser has acquired the Assets shall be construed as having been contingent upon Closing having occurred.

1.4 RELATIONSHIP. The rights, duties, obligations and liabilities of each of Nastan and GEOCAN hereunder shall be separate in accordance with and limited to the respective interest of each under this Agreement, and not joint, nor collective, nor joint and several, and each of the Purchasers shall hold their interest in the Assets as tenants in common. Nothing contained in this Agreement shall be construed to constitute either of the Purchasers as a partner of the other or to make either jointly liable for the obligations of the other.

2. SCHEDULES

2.1 LIST OF SCHEDULES. The following are the Schedules attached to and made a part of this Agreement:

         Schedule "A" - Vendors Interest, Petroleum Substances, Lands, Wells and
                        Encumbrances
         Schedule "B" - Officer's Certificates
         Schedule "C" - General Conveyance
         Schedule "D" - Tangible Interests, facilities and other miscellaneous matters
         Schedule "E" - Production Sales Contracts
         Schedule "F" - Outstanding Authorities for Expenditure

2.2 CONFLICTS. In the event of any conflicts between the provisions of the body of this Agreement and the Schedules, the provisions of the body of this Agreement shall prevail. In the event of any conflicts between the provisions of this Agreement and the Documents of Title, the provisions of the Documents of Title shall prevail.

3. PURCHASE AND SALE

3.1 AGREEMENT OF PURCHASE AND SALE AND PURCHASE PRICE. In accordance with the terms and conditions of this Agreement, Vendor agrees to sell to Purchaser and Purchaser agrees to purchase from Vendor, the Assets in the following proportions, namely:

         Nastan            49.70%
         GEOCAN            50.30%

Subject to Permitted Encumbrances, for the sum of Four Hundred Ten Thousand and Six Hundred Dollars ($410,600.00), less reductions thereto, if any, pursuant to Articles 5 and 6 plus an amount equal to the interest which would have accrued on such sum, as so reduced, at the Prime Rate plus one (1%)


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percent per annum from and including the Effective Date to and including the day prior to the Closing Date, calculated daily and not compounded payable by each of Nastan and GEOCAN, as as to their 49.70% and 50.30% respective interests herein. The amount allocated to Petroleum and Natural Gas Rights in Clause 3.6 shall be increased by the additional amount paid by Purchaser to Vendor pursuant to this Clause.

3.2 Obligation to Close. If Nastan or GEOCAN, as the case may be (herein the "defaulting party") is obliged but is not ready, willing and able to complete the purchase of the Assets in accordance with this Agreement, the other party comprising the Purchaser hereunder shall nevertheless be obliged to complete the said purchase in accordance with this Agreement as to all of the Assets, as if such other Party was the only Party hereto as Purchaser. If any of the closing conditions set forth in Clause 7.1 has not been complied with, and one of the Parties comprising the Purchaser is prepared to waive such non-compliance but the other Party comprising the Purchaser is not prepared to waive such non-compliance, the first mentioned Party may at its election complete the purchase contemplated herein in accordance with this Agreement as to all of the Assets as if the first mentioned Party was the only Party hereto as Purchaser. If this clause becomes operative, the Party comprising Purchaser which desires to proceed to Closing shall advance and pay to the Vendor at Closing an amount equal to the refunded portion of the Deposit, (if there is no defaulting party) plus accrued interest thereon.

3.3 PURCHASED ASSETS ONLY. Unless specifically included in the definition of Assets, all of the other property and assets of Vendor shall be excluded from the purchase and sale provided for in this Agreement.

3.4 ENVIRONMENTAL MATTERS. In determining the Purchase Price, the Parties have taken into consideration Purchaser's assumption of all Abandonment and Reclamation Obligations and of all Environmental Damage associated with the Assets, whether the same have arisen prior to or subsequent to the Effective Date.

3.5 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Assets in the following manner:

                  ASSETS
                  ------
         (a)      Petroleum and Natural Gas Rights (80%)                $328,479.00
         (b)      Tangible Interests (20%)                              $ 82,120.00
         (c)      Miscellaneous Interests                               $      1.00
                                                                        -----------
                  SUB-TOTAL                                             $410,600.00
                  GST                                                   $  5,748.40
                                                                        -----------
                  TOTAL                                                 $416,348.40


3.6 PAYMENT OF PURCHASE PRICE. The Purchase Price adjusted for Interim Adjustments shall be paid in full by Purchaser to Vendor by delivery of certified cheque(s) or bank draft(s) as follows:

         (a) the Vendor acknowledges the receipt of Forty One Thousand and Sixty dollars ($41,060.00), from the Purchase representing the Deposit toward the Purchase Price. If Vendor properly terminates this Agreement pursuant to Article 7 because a condition precedent set forth in Article 7 is not satisfied and if such non-satisfaction is due to a failure of Purchaser to perform its obligations under this Agreement, then the Deposit together with any interest earned thereon shall be retained by Vendor as a genuine


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                  pre-estimate of the damages which the Parties have estimated
                  Vendor will suffer if the sale pursuant to this Agreement is not completed. If Vendor or Purchaser otherwise properly terminates this Agreement pursuant to its terms, the Deposit together with any accrued interest shall be returned to Purchaser, each as to 50% thereof. If the sale is concluded pursuant to the terms of this Agreement, then the principal amount of the Deposit, together with the interest earned thereon, shall be paid to Vendor on the Closing Date as part payment of the Purchase Price with the interest calculated at Prime Rate plus one percent (1%) per annum; and

         (b) the balance of the Purchase Price adjusted for Interim Adjustments paid on the Closing Date at the place of Closing.

3.7 GOODS AND SERVICES TAX. Purchaser shall also remit to Vendor on the Closing Date the Goods and Services Tax ("GST") applicable to the Assets. The GST Registration number for Vendor is R100713833. If before the Closing Date there is a change in that portion of the Purchase Price allocated to Miscellaneous Interests, or Tangible Interests, which change is the result of any government authority or the voluntary re-allocation by the Parties, then the resulting GST amount shall be adjusted accordingly. If there is an increase in the GST, Purchaser shall promptly remit to Vendor the amount of such increase together with any interest and penalties associated therewith. If there is a decrease in the GST, Vendor shall promptly remit to Purchaser the amount of such decrease.

3.8 ADJUSTMENTS ON AND SUBSEQUENT TO CLOSING DATE.

3.8.1 BASIS OF ADJUSTMENTS. All benefits and obligations of every kind and nature payable or paid and received or receivable in respect of the Assets, including without limitation, maintenance, development, operating and capital costs and the proceeds for the sale of production, shall, except as otherwise provided herein, be apportioned between Vendor and Purchaser as of the Effective Date. Costs and expenses for work done, services provided and goods and services supplied shall be deemed to accrue for the purposes of this Article when the work is done and the goods or services are provided, regardless of when such costs and expenses become payable.

         (a)      INTERIM ADJUSTMENTS.

                  At least five (5) days prior to the Closing Date, Vendor shall provide to Purchaser an interim accounting and adjustment in draft form, together with the information in support thereof, for review and examination by Purchaser. This interim accounting and adjustment shall be made by Vendor based upon all revenues, royalties, operating costs and capital costs accruing to Purchaser and received by the Vendor for the period commencing after the Effective Date. All revenues received by the Vendor, which were not accounted for as of the Closing and which are due to the Purchaser, shall after


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                  deducting any obligations or costs attributable to the
                  Purchaser, be paid to the Purchaser within thirty (30) days of the receipt by Vendor.

         (b)      FINAL ADJUSTMENT.

                  Within twelve (12) months following the Effective Date a further accounting shall be prepared by Vendor in regard to all charges and credits to be adjusted between Vendor and Purchaser. All revenues which are received or receivable by Vendor from the Assets and which are due to Purchaser shall, after deducting the obligations and costs for which Purchaser is responsible, be paid to Purchaser either on the Closing if they have been received on or before such Closing Date or within thirty (30) days of receipt thereof, if they are received after such Closing Date. Any monies received by Vendor shall be received as agent for and on behalf of Purchaser. The Vendor shall not be obligated to make any further adjustments after the twelve (12) months unless a specific request in writing is received within twelve (12) months following the Closing Date identifying in reasonable detail an adjustment required by this Agreement. The aforesaid twelve (12) month time frame does not apply to sub-clauses (c) and (d) hereof.

         (c)      CROWN ROYALTY ADJUSTMENT.

                  Notwithstanding Clause 3.8.1(b), accounting or adjustments from Crown royalty audits or crown re-assessments relating to the period prior to the Effective Date;

                  (i) for which audit queries or re-assessments are outstanding as of the Closing Date; or

                  (ii) that occur after the Closing Date but no later than forty-eight (48) months following the end of the calendar year of Closing;

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be.

         (d)      ADJUSTMENTS RESULTING FROM AUDITS.

                  Notwithstanding Clause 3.8.1(b), accounting or adjustments resulting from joint venture audits, or from thirteen month adjustments for gas plant throughput and gas cost allowance for the Assets, relating to the period prior to Effective
                  Date:

                  (i) for which audit queries or thirteenth month adjustments are outstanding at Closing Date; or


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                  (ii)     with respect to joint venture audits that occur after
                           the Closing Date but no later than thirty (30) months following the end of the calendar year of Closing; or

                  (iii) with respect to thirteen (13) month adjustments for gas plant throughput and gas cost allowance, that occur within four (4) years after the Closing Date, unless Purchaser has provided written notice to the Vendor within such four (4) year period, that an adjustment is outstanding.

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be. Vendor may audit the records of Purchaser relating to such accounting or adjustments for two (2) years from the date the adjustment is made and accounting or adjustments resulting from the audit shall be settled between Vendor and Purchaser on an item-by-item basis as they occur.

         (e)      INTEREST.

                  If a Party fails to pay within the time period established for the payment of any adjustment, interest shall accrue and be payable on the unpaid amount of such adjustment at the Prime Rate plus one (1%) percent per annum from the date such adjustment is payable until paid.

3.8.2 RENTALS AND TAXES. Notwithstanding the provisions of Clause 3.8.1, rentals and all similar payments made by Vendor to preserve the Documents of Title, freehold mineral taxes and property taxes shall be apportioned as between Vendor and Purchaser on a per diem basis as of the Effective Date, whether paid by Vendor before or after the Effective Date if relating to the period after the Effective Date, unless Vendor elects to waive such apportionment of all or any portion of those payments which have been paid by Vendor and relate to the period after the Effective Date. Purchaser shall include in its income the proceeds and expenses related to Petroleum Substances produced on or after the Effective Date and shall be responsible for the payment of all income tax payable in respect thereto.

3.8.3 PRODUCTION. With the exception of sulphur, all Petroleum Substances in inventory (i.e. which have been produced from the Lands and are in tanks or in any other form of storage) and to which Vendor is entitled at the Effective Date do not comprise part of the Assets and remain the property of Vendor. The proceeds from the sale therefrom shall accrue and belong to Vendor. Sales of Petroleum Substances shall be deemed to occur on a "first in, first out" basis. Vendor shall reimburse Purchaser for any reasonable charges paid by Purchaser to Persons for storage or sale of such inventory of Vendor, including costs of transporting such inventory to the point of sale and royalties payable in respect of such inventory, notwithstanding the provisions of Clause 3.8.1.


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3.8.4 ACCOUNTS RECEIVABLE. Purchaser shall provide all reasonable assistance to
Vendor with respect to the collection from others of any accounts receivable of Vendor which relate to the Assets and which accrued prior to the Effective Date.

3.8.5 CASH CALLS. In making adjustments pursuant to this Clause 3.8, Vendor shall be entitled to a credit for all cash call advances, operating funds, deposits and similar advances to operators of all or any of the Assets which stand to the credit of Vendor at the Closing Date and which are assigned to Purchaser at Closing.

3.8.6 ARBITRATION. If the Parties can not agree as to the adjustments referred to in Clause 3.8.1(b) hereof, the matter may be referred to arbitration by either Party for determination by one arbitrator in accordance with the ARBITRATION ACT OF ALBERTA.

3.8.7 OVERHEAD. From the Effective Date to Closing Date, Cabre, where operator, shall retain all overhead recoveries earned and the purchase adjustments shall include:

         i) Overhead chargeable, net to the assets acquired, pursuant to governing agreements; and

         ii) overhead of 10% on all expenses incurred by the operated Assets (which are not included above), as well as on any invoices paid by Vendor subsequent to Closing Date.

4. CLOSING AND CONVEYANCE DOCUMENTS

4.1 TRANSFER OF POSSESSION. Possession of the Assets will pass from Vendor to Purchaser on the Closing Date and, for all other purposes, if Closing occurs, the transfer and assignment of the Assets from Vendor to Purchaser will be effective as of the Effective Date.

4.2 PLACE OF CLOSING. Unless otherwise agreed in writing by the Parties, Closing shall take place at the offices of Vendor at 1400, 700-9th Avenue, SW Calgary, Alberta, on the Closing Date.

4.3 CLOSING AND GENERAL CONVEYANCE DOCUMENTS. Vendor shall prepare, execute and deliver to Purchaser and Purchaser shall execute and deliver to Vendor on the Closing Date, a General Conveyance of the Assets in the form of Schedule "C" hereto, and use its best efforts to provide such other assignments, novations, transfers, trust agreements and documents, in registrable form to the extent applicable, respecting the Assets, as may be reasonably required by the Party, to complete the transfer of the Assets, provided no such document shall require Vendor to assume or incur any obligation or provide any representation or warranty beyond that contained in this Agreement. It shall not be necessary for any assignment and novation agreement to have been executed prior to or at Closing by parties thereto other than Vendor and Purchaser.

4.4 COST OF REGISTRATION. Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Assets and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Assets.

4.5 CIRCULATION OF CONVEYANCE DOCUMENTS. Purchaser shall be responsible for promptly:

         (b) registering all such conveyance documents relating to the Assets;

         (c) obtaining such novations from or giving notice to other Persons in respect thereof; and

         (d) providing written evidence to the Vendor of the execution of such novations by Persons thereto or written evidence of the forwarding of notice to other Persons where novations are not required.

4.6 SUBORDINATION OF AUXILIARY DOCUMENTS. All documents executed by the Parties and delivered pursuant to the provisions of this Article 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

4.7 REGISTRATION OF LEASES. Vendor, shall at the cost of Purchaser, submit for registration all Crown lease transfers, within two (2) weeks of Closing and provide to Vendor written evidence of such registration. Vendor shall register at Purchaser's cost, in the name of GEOCAN, Well licence or pipeline transfers and change of Well name applications and provide Purchaser with written evidence of confirmation of such registration.

5. PURCHASER'S REVIEW AND TITLE DEFECTS


5.1 ACCESS FOR INVESTIGATION. Vendor shall allow Purchaser and its employees, agents, legal counsel, accountants or other representatives, between the date of this Agreement and the Closing Date, to have access during normal business hours of Vendor to the premises of Vendor and at the location of the Assets in order to inspect:

         (a) all the books, accounts, and other production data of Vendor relating to the operations of and revenues resulting from the operation of the Assets in Vendor's possession;

         (b) Documents of Title, material correspondence and technical operating data of Vendor pertaining thereto; and

         (c)      the Tangible Interests;

to enable Purchaser to carry out its due diligence, subject always to contractual restrictions imposed upon Vendor relating to disclosure. Provided Closing occurs, Vendor shall deliver the information referred to in Clause 5.1(b) to Purchaser at Closing.

5.2 NOTICE OF THE TITLE DEFECTS. Purchaser shall undertake a title review of the Assets. As soon as reasonably practicable after completion of its title review and, in any event, no later than ten (10) Business Days prior to the Closing Date, Purchaser shall give Vendor written notice of all defects and omissions which, in the reasonable opinion of Purchaser, materially and adversely affect the title of Vendor to the Assets and which Purchaser does not waive (all of which are referred to as "Title Defects"). Title Defects do not include the Permitted Encumbrances unless Purchaser is of the opinion the royalty burdens or other encumbrances listed in Schedule "A" under the heading "Encumbrances", are incorrectly described. Such notice shall include a description of each Title Defect and the interest affected thereby and to the extent reasonably possible, Purchaser's requirements for the rectification or curing thereof. Failure to include any Title Defects in a written notice when required, shall be deemed to be a waiver of such Title Defects.

5.3 CURING TITLE DEFECTS. Prior to the Closing Date, Vendor shall diligently make reasonable efforts to cure or remove all Title Defects of which Purchaser has notified Vendor.

5.4 FAILURE TO REMOVE TITLE DEFECTS. If any Title Defects are not cured or removed at or before three (3) Business Days prior to the Closing Date, Purchaser may elect on or before two (2) Business Days prior to the Closing Date to:

         (a) with the agreement of the Vendor, grant a further period of time within which Vendor may cure or remove the uncured Title Defects; or

         (b)      waive the uncured Title Defects and proceed with Closing; or

         (c) not purchase at Closing those Assets affected by the uncured Title Defects which Purchaser does not waive, in which event the Purchase Price will be reduced by the amount of the values determined in accordance with Clause 5.5 and Purchaser shall proceed with Closing with respect to those Assets not affected by Title Defects which Purchaser does not waive, or

         (d) terminate this Agreement, if the portion of the Purchase Price applicable to the Assets affected by the uncured Title Defects which Purchaser does not waive exceeds 35% of the Purchase Price, with values determined in accordance with Clause 5.5, whereupon neither Vendor nor Purchaser shall have any further obligation under this Agreement to each other except for those specified in Article 3.6(a) and Article 9.

Failure by Purchaser to elect and give notice of election shall he deemed conclusively to be an election to waive all Title Defects.

5.5 DETERMINATION OF TOTAL VALUE AMONG ASSETS FOR TITLE DEFECTS. If it is necessary to allocate value to any particular portion of the Assets for the purposes of Clause 5.4(c), 5.4(d) or Clause 6.3, the Parties shall allocate a value they can agree upon, acting reasonably. Failing such agreement, then within three (3) Business Days of notice being given by one Party to the other:


         (a) each of them shall provide to the other, at the same time, a written statement separately setting forth its proposed value in respect of each of the affected Assets ("Affected Assets"); and

         (b) each Party shall submit the determination of the value of the Affected Assets to J.P. Hunter & Associates Ltd. (the "Evaluator"), together with written instructions that:

                  i) the Evaluator, in accordance with good engineering and evaluation practices, select a value for each of the Affected Assets from and based only upon the values submitted by the Parties; and

                  ii) such evaluation must be completed within five (5) Business Days from the date of submission.

The fees and other costs to be paid to the Evaluator in respect to the services performed by it shall be borne in equal shares between Vendor and Purchaser. Notwithstanding other provision in this Agreement concerning the Closing Date, if a value is to be determined by the Evaluator and the Evaluator's decision has not been received by the Parties on or before two (2) Business Days prior to the Closing Date, then the Closing Date shall be extended automatically to two (2) Business Days after the Evaluator's decision has been given to the Parties. Provided however, if a Party fails to provide a determination of value to the Evaluator together with its written instructions as set out herein, then the Evaluator shall select the other Party's determination of value and the transaction shall proceed on the Closing Date.

5.6 CURED TITLE DEFECTS. Notwithstanding the reduction of the Purchase Price pursuant to Clause 5.4(c), the Purchaser agrees that in the event Vendor is able to cure or rectify a Title Defect with respect to any particular portion or portions of the Assets (each a "Cured Asset") within a period of sixty (60) days after the Closing Date, Purchaser shall purchase such Cured Asset from Vendor at a date ninety (90) days from the Closing Date at the price by which the Purchase Price was so adjusted. Purchaser has no obligation to purchase any such Cured Asset where, in the opinion of Purchaser acting reasonably, the value of such Cured Asset has declined or been diminished in the intervening period as a result of new Title Defects or physical damage or loss of such Cured Asset.

6. RIGHTS OF FIRST REFUSAL

6.1 RIGHTS OF FIRST REFUSAL. The parties acknowledge that some of the Assets may be subject to Rights of First Refusal or material consents. Purchaser may not waive the existence or operation of any Right of First Refusal and shall provide Vendor with its bona fide allocations of the portion of the Purchase Price allocated to the Asset subject to a Right of First Refusal. Thereafter, Vendor shall promptly serve all notices required by the applicable Right of First Refusal utilizing Purchaser's allocations, if they are reasonable. Purchaser shall, if requested by Vendor, provide access to such information, analysis and calculations as may be necessary to justify such allocations. Each such notice shall include particulars of this transaction and a request for a waiver of the applicable Right of First Refusal.

6.2 EFFECTS OF RIGHTS OF FIRST REFUSAL. Notwithstanding anything to the contrary, express or implied, Purchaser acknowledges and agrees that if any such Rights of First Refusal are exercised by any other Person, then:

         (a) the Assets subject thereto shall be excluded from this Agreement, without any liability of either Party to the other, and the Purchase Price shall be adjusted downward by the aggregate amount by which such Assets are purchased by such Persons pursuant to the agreements granting the Rights of First Refusal;

         (b) the Purchase Price shall be reallocated among the Petroleum and Natural Gas Rights, Tangible Interests and Miscellaneous Interests as required; and

         (c) the items "Assets", "Lands", "Documents of Title", "Miscellaneous Interests", "Petroleum and Natural Gas Rights" and "Tangible Interests" shall be construed as meaning only that portion of the subject matter of these terms with respect to which Closing occurs.

6.3 RIGHT OF TERMINATION. In the event the value of the Assets subject to exercised Rights of First Refusal or for which material consents have not been received exceeds thirty-five (35%) percent of the Purchase Price, then Purchaser may terminate this Agreement by written notice to Vendor. In such case, neither Vendor nor Purchaser shall have any further obligation under this Agreement to the other except for those specified in Article 3.6(a) and Article 9.

7. CLOSING CONDITIONS

7.1 PURCHASER'S CONDITIONS. The obligation of Purchaser to complete the purchase of the Assets on the Closing Date, shall be subject to the fulfilment of each of the following conditions precedent by the times set forth below or if not stated, at, or prior to, the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICER'S CERTIFICATE. All of the representations and warranties of Vendor made in this Agreement shall be true and correct in all respects as of the Closing Date, and Vendor shall have delivered to Purchaser an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY VENDOR. Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date:

         (c) DELIVERY OF CONVEYANCE DOCUMENTS. Vendor shall have executed and delivered to Purchaser the Conveyance Documents;

         (d) ENVIRONMENTAL MATTERS. On or before close of business on the fifth Business Day prior to the Closing Date, Purchaser shall have satisfied itself, acting reasonably, that no outstanding material Environmental Damage is associated with the Assets. Unless written notice of outstanding material Environmental Damage is given by Purchaser to Vendor on or prior to the third Business Day prior to the Closing Date, Purchaser shall be deemed to have satisfied itself in respect of Environmental Damage. Vendor shall not be required to conduct or pay for any environmental audit, but, if Purchaser elects to conduct its own environmental audit, it shall provide a copy of such report, without charge, to Vendor;

         (e) NO SUBSTANTIAL DAMAGE. From the Effective Date to the Closing Date, no substantial physical damage, including Environmental Damage shall have occurred to the Assets, which would have a material adverse effect on the aggregate value of the Assets;

         (f) NO SECURITY INTERESTS. Purchaser receiving registrable discharges or letters of no interest from the respective lender in respect of any and all security interests which are registered against the Assets, or any part thereof, and which are not to be assumed by Purchaser; and

         (g) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired prior to the Closing Date, after proper notice being given.

The foregoing conditions are inserted for the sole benefit of Purchaser. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Purchaser may terminate this Agreement by notice to Vendor, and in that event Purchaser shall be released from all obligations, other than those specified in Article 9, and unless Purchaser can show that the condition or conditions, the non-performance thereof by Vendor has caused Purchaser to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Vendor, then Vendor shall also be released from all obligations except those specified in Article 9; provided that any condition may be waived in writing, in whole or in part, by Purchaser without prejudice to its right of termination in the event of non-fulfillment of any other condition or conditions. After the Closing Date, Purchaser may not rescind or terminate this Agreement and Purchaser's remedies, if any, shall be limited to damages:

7.2 VENDOR'S CONDITIONS. The obligation of Vendor to complete the sale of the Assets on the Closing Date shall be subject to the fulfillment of each of the following conditions precedent at or prior to the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICERS' CERTIFICATE. All of the representations and warranties of Purchaser made in this Agreement shall be true and correct in all respects as of the Closing Date, and Purchaser shall have delivered to Vendor an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY PURCHASER. Purchaser shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF DOCUMENTS. Purchaser shall have executed and delivered to Vendor at least one copy of the Conveyance Documents;

         (d) TENDER OF PURCHASE PRICE. Purchaser shall have tendered to Vendor, in the form stipulated herein, the Purchase Price together with an amount equal to the Interim Adjustments payable to Vendor;

         (e) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired at least seven (7) days prior to the Closing Date, after proper notice being given;

         (f) OPERATORSHIP. Purchaser shall have provided Vendor with written documentation to evidence that GEOCAN is an operator of good standing with the Alberta Energy and

                  Utilities Board (EUB) and that the transfer of well licences relating to this transaction will be accepted and registered with the EUB.

The foregoing conditions are inserted for the sole benefit of Vendor. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Vendor may terminate this Agreement by notice to Purchaser, and in that event Vendor shall be released from all obligations, except those specified in Article 9, and unless Vendor can show that the condition or conditions the non-performance thereof by Purchaser has caused Vendor to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Purchaser, then Purchaser shall also be released from all obligations except those specified in Article 9; provided that any condition may be waived in whole or in part by Vendor without prejudice to its right of termination in the event of non-fulfillment of any other conditions. After the Closing Date, Vendor may not rescind or terminate this Agreement and Vendor's remedies, if any, shall be limited to damages.

7.3 DILIGENCE WITH RESPECT TO CONDITIONS. Each Party shall proceed diligently, honestly and in good faith and use reasonable efforts in order to satisfy its respective conditions set forth in Article 7.

8.       MAINTENANCE OF ASSETS

8.1 LIMITATIONS ON VENDOR. From the Effective Date hereof until the Closing Date, and after the Closing Date, until Purchaser is novated into any Documents of Title governing the Assets and, to the extent the nature of Vendor's interest permits and subject always to all terms and conditions of the Documents of Title, Vendor:

         (a) shall, to the extent it is operator of the Assets, maintain and operate the Assets in a proper and prudent manner in accordance with generally accepted oil and gas practices and procedures, provided that Vendor shall have no responsibility to maintain or obtain insurance with respect to the Assets from and after Closing;

         (b)      shall not, without the prior written consent of Purchaser:

                  i) voluntarily assume or initiate any obligation, or make any commitment with respect to the Assets, the Vendor's share of which with respect to any single item is estimated to exceed twenty-five thousand Dollars ($25,000.00) or with respect to any project or proposal, if Vendor's share of the cost of the project or proposal is estimated to exceed twenty-five thousand Dollars ($25,000.00);

                  ii)      surrender or abandon any of the Assets;

                  iii) amend any Document of Title or enter into any new agreement of a material nature, respecting the Assets;

                  iv) sell any of the Assets, except sales of the production of Petroleum Substances in the ordinary course of business;

                  v) except for Permitted Encumbrances, encumber any of the Assets; or

                  vi) exercise any Rights of First Refusal or area of mutual interest option arising out of the Assets;

except Vendor may without the prior written consent of Purchaser exceed the guidelines set forth in Clause 8.1(b) i), if reasonably required to protect life or property in an emergency situation, to comply with laws or to preserve the value of the Assets if proper and prudent and in accordance with generally accepted oil and gas practices and procedures, in which case, Vendor shall promptly notify Purchaser of such action and the estimated cost thereof.

8.2 LIMITATION ON PURCHASER. Until the Closing Date, Purchaser shall not be entitled to propose to Vendor, or to cause Vendor to propose to others, the conduct of any operations, or the exercise of any right or option in relation to the Assets, except with the written consent of Vendor which may be withheld at Vendor's sole discretion. Vendor shall give prompt notice of any proposal made to it to Purchaser.

8.3 AFTER CLOSING. After Closing and until novation is completed with respect to the applicable Documents of Title governing any particular Asset, the following shall apply with respect to those Assets for which novation is not completed:

         (a) Vendor shall promptly forward to Purchaser all information and documents it receives from others with respect to such Assets;

         (b) Vendor shall promptly remit to Purchaser, after having received from others, all revenues (less expenses paid by Vendor) which have accrued after the Effective Date in respect of such Assets; and

         (c) Vendor shall make such elections and respond to all notices received in respect of such Assets in accordance with the instructions of Purchaser, provided Vendor may, but shall not be obliged to, follow instructions it reasonably believes to be harmful or unlawful or in conflict with the applicable agreement.

         (d) In a timely manner, Purchaser shall provide Vendor with copies of any information, etc., pertaining to Alberta gas cost allowance which it has filed for the year ending December 31, 1999.

8.4 RATIFICATION OF VENDOR'S ACTIONS. From and after the Effective Date and until Purchaser is novated into such Documents of Title, Vendor shall be deemed to be agent of Purchaser and Purchaser ratifies all actions taken or lack of action taken by Vendor in connection with the Assets on behalf of Purchaser in accordance with the terms and provisions of this Agreement other than those actions for which Vendor has been grossly negligent or where Vendor is guilty of willful misconduct. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or willful misconduct if done or omitted in accordance with the instructions or written concurrence of Purchaser.

8.5 PURCHASER LIABILITY AND INDEMNITY TO VENDOR. If Closing occurs, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all losses, costs, damages and expenses which Vendor, its directors, agents or employees, may suffer, sustain, pay or incur; and, in addition

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all liabilities, losses, costs (including legal costs on a solicitor/client basis), claims, damages and expenses which may be brought against or suffered by Vendor or its directors, agents or employees, in relation to operations as a result of Vendor maintaining the Assets from and after the Effective Date as agent for Purchaser pursuant to this Article.8, provided such liability, loss, cost (including legal costs on a solicitor/client basis), claim, damage, or expense is not a direct result of the gross negligence or willful misconduct of Vendor, its directors, agents or employees. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or willful misconduct if done or omitted in accordance with the instructions or concurrence of Purchaser.

9. CONFIDENTIALITY OF PURCHASER

9.1 CONFIDENTIALITY. Until the Closing Date, or in the event of termination of this Agreement without consummation of the transactions contemplated herein, Purchaser shall keep confidential all information respecting the Assets obtained from Vendor. Such confidential information respecting the Assets shall be used only for the purposes of this acquisition and disclosed only to those of its employees, agents, legal counsel, accountants or other representatives on a "need to know" basis. Upon Closing, Purchaser's rights to use or disclose such information shall be subject only to confidentiality provisions contained in any operating or other existing agreements that may apply thereto in respect of the Assets. Any information obtained as a result of such access which does not relate to the Assets shall continue to be treated as confidential and shall not be used by Purchaser without the prior written consent of Vendor. The restrictions on disclosure and use of information obtained in connection with this Agreement shall not apply to information, to the extent it:

         (a) is or becomes publicly available through no act or omission of Purchaser or its employees, agents, consultants, advisors or other representatives;

         (b) is subsequently obtained lawfully from a Person who, after reasonable inquiry, Purchaser does not know is bound to Vendor to restrict the use or disclosure of such information;

         (c) is already in Purchaser's possession at the time of disclosure, without any restriction on its disclosure; or

         (d) is required to be disclosed pursuant to the applicable legislation, regulations, or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

Specific items of information shall not be considered to be in the public domain merely because more general information respecting the Assets is in the public domain.

9.2 PURCHASER'S REPRESENTATIVES. If Purchaser employs consultants, advisors or agents to assist in its review of the items listed in Clause 5.1, Purchaser shall be responsible to Vendor for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in Clause 9.1 and Purchaser shall be liable to Vendor for all damages, costs or expenses Vendor may suffer or incur as a result of any unauthorized use or disclosure of such confidential information in contravention of this Clause
9.2 by such representatives of Purchaser.

9.3 RETURN OF CONFIDENTIAL INFORMATION. If Closing does not occur and this Agreement is terminated, then all documents, working papers and other written material obtained from Vendor in connection with this Agreement shall be returned to Vendor forthwith. No copies of such information are to be retained by Purchaser.

9.4 CONFIDENTIALITY AGREEMENT. The obligations of the Purchaser pursuant to this Article are in addition to and not in substitution for the obligations of the Purchaser under the certain confidentiality agreement made as of March 2, 1999 between the Vendor and Nastan with respect to information pertaining to the Assets.

10. REPRESENTATIONS AND WARRANTIES OF VENDOR

10.1 REPRESENTATIONS AND WARRANTIES OF VENDOR. Vendor hereby represents and warrants to Purchaser that:

         (a) Standing. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into and execute this Agreement, to sell the Assets and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, its charter, bylaws or similar constating documents of Vendor, or any provision of any agreement or instrument of a material nature to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulations applicable to it and of which it is aware is in effect in Alberta, except requirements of Documents of Title to obtain consents of other Persons who are parties thereto to the sale of the Assets pursuant hereto;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

         (e) LAWSUITS. To its Knowledge, based upon an examination of its records, no suit, action or other proceeding is in existence, pending or threatened against or by it before any court or governmental agency which would materially adversely affect, Vendor's title to or ownership of the Assets or the value of the Assets;

         (f) CANADIAN RESIDENT. It is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

         (g) ENCUMBRANCES. The Assets will, to its Knowledge, at the Closing Date, be free and clear of all liens, encumbrances and adverse claims created by, through or under it except for the Permitted Encumbrances, those Title Defects waived by Purchaser and as otherwise out on Schedule "A" hereto;

         (h) KNOWLEDGE OF DEFAULT. To its Knowledge, it has not received notice of any material default under any Documents of Title which default is continuing as of the Closing Date and where such default would adversely impact upon the value of the Assets or any part thereof or subject the Documents of Title to cancellation or termination;

         (i) PRODUCTION CONTRACTS. Except as set forth in Schedule "E", there are no production sales agreements or arrangements under which it, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person, other than contracts which are terminable on less than thirty-two (32) days' notice:

         (j) TAKE OR PAY AMOUNT. To its Knowledge, there are no Take or Pay Amounts outstanding as of the Effective Date;

         (k) REDUCTION OF INTEREST. Except for Permitted Encumbrances and as disclosed in the Documents of Title, to its Knowledge, the Petroleum and Natural Gas Rights are not subject to reduction by virtue of the conversion or other alteration of the interest of any Person under existing agreements created by, through or under Vendor;

         (l) GOOD STANDING UNDER AGREEMENTS. To its Knowledge, it is not in breach in any material respect under any material agreements and instruments having application to the Assets or any part thereof to which it is a party or is bound;

         (m) NET CARRIED INTERESTS. Except as disclosed in the Documents of Title, to its Knowledge, there are no carried interests whereby it is obligated to pay a share of the costs associated with any of the Assets attributable to the interest of another Person;

         (n) PRODUCTION PENALTY. Except as disclosed in the Documents of Title, to its Knowledge, the Wells related to the Lands are not subject to a production penalty whereby the production proceeds allocable to Vendor's interest are payable to a third party until an amount calculated in respect of certain costs and expenses paid by such third party are recovered by such third party;

         (o) QUIET ENJOYMENT. Subject to the other representations of Vendor pursuant hereto and to the rents, covenants, conditions and stipulations in the Documents of Title reserved and contained on the lessee's or holder's part thereunder to be paid, performed and observed, Purchaser may enter into and upon and hold and enjoy the Assets for the residue of their respective term thereof for its own use and benefit without any lawful interruption of or by Vendor or any other Person claiming by, through or under Vendor except pursuant to or in respect of Permitted Encumbrances and those Title Defects waived by Purchaser;

         (p) PAYMENT OF TAXES. To its Knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable by it to the Effective Date have been paid and discharged;

         (q) LAWS. To its Knowledge, it has not received notice of default in any material respect of any decrees, statutes and regulations of government authorities which relate to the Assets, the default or failure of which would have a material adverse effect on the value of the Assets or any part thereof;

         (r) JUDGEMENTS AND LAWS. To its Knowledge, Vendor is not in default of any judgement, order, writ, injunction or decree of any court, government department, commission or other administrative agency and it is, to its Knowledge, substantially complying, in all material respects, with all decrees, statutes and regulations of governmental authorities; the default or failure of which by it would have an adverse effect on the value of the Assets or any part thereof;

         (s)      ENVIRONMENTAL MATTERS. To its Knowledge, it has not received:

                  i) any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets;

                  ii) any demand or notice with respect to the breach of any environmental law applicable to the Assets, including, without limitation, any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants; or

                  iii) notice from the operator advising of operator's non-compliance with any laws applicable to the Assets including without limitation any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants;

                  iv) which orders, directives, demands or notices remain outstanding as of the Closing Date;

         (t) ENVIRONMENTAL CLAIMS. To its Knowledge, Vendor has not received any notice of any claim by any third party (including governmental authorities) of pollution or other Environmental Damage arising from drilling, production or similar operations on the Lands or lands pooled or unitized therein or of any claim requesting that any action be taken to prevent pollution or other Environmental Damage from drilling, production or other operations on the Lands or lands pooled or unitized therewith which notice or claim remains outstanding as of the date hereof;

         (u) OIL AND GAS FIELD PRACTICE. To its Knowledge, where Vendor was the operator at the relevant time, the Wells related to the Lands have, in all material respects, been drilled and if completed, completed and if abandoned, abandoned in compliance with all statutes, rules and regulations existing at the relevant time;

         (v) RIGHTS OF FIRST REFUSAL. To its Knowledge, no Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been waived or exercised by the holder thereof or having expired after proper notice being given;

         (x) OUTSTANDING AFE'S. Other than as disclosed in Schedule "F", there are no authorizations for expenditures approved by it with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof and there are no outstanding cash calls in excess of twenty-five thousand Dollars ($25,000.00) with respect to the Assets;

         (y) DISCLOSURE OF DOCUMENTS. To its Knowledge, all documents and agreements affecting the title to the Assets or production or revenue from the Assets will have been made available by Vendor to Purchaser by the Closing Date, with exception of those contracts for the sale of Petroleum Substances which have a term equal to or less than thirty-two (32) days; and

         (z) ROYALTIES. All royalties payable by Vendor in respect of the Petroleum and Natural Gas Rights have been properly paid as of the Effective Date.

10.2 NO WARRANTY OF TITLE. Notwithstanding anything contained in this Article 10, Vendor does not warrant title to the Assets or purport to convey any better title than it now has.

10.3 NO OTHER VENDOR WARRANTIES. Vendor makes no warranty whatsoever except as and to the extent set forth in Clause 10.1. Without limiting the generality of the foregoing, Vendor does not make any representation or warranty with respect to:

         (a) the quality, quantity or recoverability of the Petroleum Substances within or under the Lands or any lands pooled or unitized therewith;

         (b) the value of the Assets or the future revenues applicable thereto,

         (c)      any economic evaluations respecting the Assets, or

         (d) the quality, condition, merchantability or serviceability of all or any of the Tangible Interests, or their suitability for any particular purpose

11. REPRESENTATIONS AND WARRANTIES OF PURCHASER

11.1 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Vendor that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into this Agreement and to purchase and pay for the Assets, on the terms described herein and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with its charter, bylaws or similar constating documents of it, or any provision of any agreement or instrument to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulation applicable to Purchaser in effect in Alberta of which it is aware;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability

         (f) THE INVESTMENT CANADA ACT. Either it is not a "non-Canadian" as such term is defined in The Investment Canada Act, or, if it is such "non-Canadian", then either the transaction herein is not notifiable or reviewable under such Act or such Party will make application to satisfy the requirements of such Act so that the transaction herein provided for may be completed on the Closing Date without contravention of the Act;

         (g) PURCHASER AS PRINCIPAL. It is acquiring the Assets in its capacity as a principal;

         (h) FINANCING CAPABILITY OF PURCHASER. It either now has or will have at Closing sufficient funds to close the transactions hereby contemplated upon the Closing Date;

         (i) COMPETITION AND SECURITIES ACTS. It has complied with the Competition Act (Canada) and the relevant Securities Acts to the extent applicable to the transaction herein, and

         (j) TRANSFER OF WELL LICENCES. To its Knowledge, Purchaser is not in breach of any orders or directives of the Alberta Energy Utilities Board ("AEUB"), nor is Purchaser aware of any other matter, which would result in an undue delay or an inability to register the transfer of well licences for the Wells in the name of GEOCAN.

11.2 PURCHASER'S OWN EXAMINATION AND EVALUATION. Without detracting from Purchaser's reliance on Vendor's representation and warranties in Clause 10.1, Purchaser acknowledges that as of the Closing Date it will have made its own independent investigation, analysis, evaluation and inspection of Vendor's interest in the Assets, including a review of Vendor's title thereto and the state and condition thereof, and will have relied on its own investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Assets and Vendor's title thereto.

11.3 OPERATORSHIP. Purchaser acknowledges that nothing in this Agreement shall be construed to be an assurance by Vendor that GEOCAN will be able to serve as operator of any of the Assets, whether or not such Assets are presently operated by Vendor.

11.4 GAS COST ALLOWANCE. Vendor and Purchaser shall co-operate in the timely preparation of gas cost allowance filings which may be required of the parties from time to time. Purchaser agrees to do such reasonable things in a timely manner, as Vendor may request, to provide to Vendor or to the Crown information required by Vendor for such filings.

12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

12.1 DATES REPRESENTATIONS AND WARRANTIES APPLY. The representations and warranties of the Parties set forth in Clauses 10.1 and 11.1 shall be true or performed, as the case may be, as at the Effective Date and the Closing Date.

12.2 LIMITATION OF LIABILITY. The representations and warranties contained herein shall survive the Closing Date, notwithstanding the Closing and delivery of any covenants, representations and warranties in any other agreements prior or subsequent thereto, and shall remain in full force and effect for the benefit of Purchaser with respect to Clause 10.1 and for the benefit of Vendor with respect to Clause 11.1, but no claim or action in respect of any breach of such representation or warranty shall be made unless the Party making such claim or bringing such action has given notice of such claim (including reasonable particulars of the misrepresentations or breach) to the other within twelve (12) months following the Closing Date. Notwithstanding any other provision of this
Agreement:

         (a) a Party shall not be entitled to any payment from the other Party for breach of any covenants, representations or warranties referred to in Clauses 10.1 and 11.1 for misrepresentation pursuant to this Agreement or for indemnification pursuant to Clause 13.1, unless a claim(s) by such Party exceeds in aggregate Two Thousand Five Hundred Dollars ($2,500.00); and

         (b) the maximum aggregate liability of Vendor to Purchaser for any breaches of any covenants, representations or warranties referred to in Clause 10.1, for misrepresentation pursuant to this Agreement and in respect of any claims for indemnity pursuant to Clause 13.1, shall not in any event exceed the Purchase Price.

12.3 KNOWLEDGE BY PURCHASER. Purchaser shall have no remedy or cause of action for a breach of representation or warranty for any circumstance, matter or thing actually known to Purchaser, or any employee, agent, consultant or representative thereof, as at the Closing Date.

12.4 NOT TRANSFERABLE. The representations and warranties set forth in Clauses
10.1 and 11.1 are made for the exclusive benefit of Purchaser and Vendor, as the case may be, and are not transferable and may not be the subject of any rights of subrogation in favour of any other Person.

13. INDEMNITY

13.1 INDEMNITY OF VENDOR. Subject to Clauses 12.2 and 13.4, Vendor shall indemnify Purchaser and its directors, employees and agents from and against all Losses which Purchaser, its directors, employees or agents, pays or pay to third parties as a consequence of a breach, as of the Closing Date, of any representations and warranties of Vendor contained in Clause 10.1 of this Agreement, excepting any Losses, if and to the extent caused by the gross negligence or wilful default of Purchaser, its successors, agents or assigns. The indemnity granted by Vendor in this

         Clause 13.1 is not a title warranty and does not provide an extension of any representation or warranty contained in Clause 10.1 or any additional remedy with regard to the breach by Vendor of any representation or warranty. Furthermore, the indemnity of Vendor to Purchaser granted pursuant to this Clause 13.1 shall only apply to claims of indemnity made by Purchaser to Vendor by giving written notice to Vendor within twelve (12) months following the Closing Date and, in any event, the maximum aggregate liability and indemnity of Vendor to Purchaser for Losses suffered by Purchaser pursuant hereto and as a result of any breaches of any representations or warranties shall not exceed the Purchase Price.

13.2 PURCHASER'S LIABILITY AND INDEMNITY TO VENDOR. If Closing occurs and in addition to indemnity under Clause 8.5, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all Losses which Vendor, its directors, agents or employees, pay, suffer, sustain or incur, and, in addition;

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all Losses which may be brought against or suffered by Vendor, its directors, agents or employees, in relation to the Assets and arising out of or in connection with operations which arise on or subsequent to the Effective Date, excepting any Losses if, and to the extent, caused by the gross negligence or wilful default of Vendor or its agents or arise as a result of a breach by Vendor of any of the terms of this Agreement.

13.3 PURCHASER'S ASSUMPTION OF ENVIRONMENTAL DAMAGE AND ABANDONMENT AND RECLAMATION OBLIGATION. Purchaser acknowledges that it has been given the opportunity to inspect the Assets prior to Closing Date; that it is familiar with the condition of the Assets, and that it is acquiring the Assets on an "as is" basis. Upon the Effective Date, Purchaser assumes the entire responsibility and liability for all Losses which Vendor may suffer, sustain or incur, and, in addition shall indemnify and save harmless Vendor and its directors, employees and agents from and against all Losses which may be brought against Vendor or which Vendor, its directors, employees or agents, may suffer, sustain or incur in connection with or as a result of each and every act or omission, matter or thing related to the Assets done, omitted, occurring or accruing on, prior to or subsequent to the Effective Date with respect to any Environmental Damage or any Abandonment and Reclamation Obligation and without regard to how or who caused such Losses, except, subject to the provisions of Clause 12.2 to the extent that same relate to inaccuracies or failure of the representations and warranties set forth in Clause 10.1.

13.4 LOSSES. For the purpose of this Article 13, "Losses" means losses, costs, claims, damages, expenses and liabilities and includes, without limitation, legal costs on a solicitor and client basis.

14. ONGOING COVENANTS OF PURCHASER

14.1 DOCUMENTS OF TITLE. On and after the Closing Date, Purchaser agrees with Vendor it shall be bound by, observe and perform, as they become due, all covenants, obligations and liabilities respecting the Assets, including, without limitation, the performance of all obligations of Vendor under the Documents of Title and other agreements respecting the Assets.

14.2 VENDOR'S ACCESS TO RECORDS. On and after the Closing Date, Purchaser hereby agrees to allow Vendor, its employees, agents, legal counsel, accountants and other representatives, to have access to the premises of Purchaser during normal business hours of Purchaser in order to inspect and take copies of such information delivered by Vendor to Purchaser in accordance with Clause 5.1, if reasonably required by Vendor, in connection with any joint venture or Crown audit, any potential or threatened legal or administrative proceeding by or against Vendor in relation to the Assets, or to enable Vendor to comply with a law or the requirement of any governmental authority. Nothing herein shall prevent Vendor from making and retaining copies of any such documents at any time. Vendor shall hold all information and documents confidential and that same shall only be used by Vendor for the purpose specified by Vendor.

14.3 INITIATION OF AUDITS. On and after the Closing Date up until Final Adjustments are made, Purchaser shall advise Vendor of the initiation and results of any joint venture or Crown audit in relation to the Assets to the extent it relates to any matters accruing prior to the Effective Date.

15. NO MERGER

15.1 NON-MERGER. The representations and warranties set forth in Clauses 10.1 and 11.1 and the indemnities set forth in Article 13 and the covenants in
Article 14 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

16. NOTICE

16.1 METHOD OF NOTICE. Any notice, communication or other document (hereinafter called "Notice") required or permitted to be given under this Agreement by one Party to the other shall be in writing and shall be sufficiently given and received if:

         (a) personally served on the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2, at the time of actual delivery, or, if delivered by hand to a responsible

                  Person at the address of the Party to which such Notice is directed, two (2) hours following delivery to such Party; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party;

         (b) sent by telecopy (or by any other like method of telefacsimile by which a written message may be sent) and directed to the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2 at that Party's telecopier number set forth below, and such Notice so given shall be deemed to have been received by the recipient, if the time of transmission is stated, two (2) hours following the time so stated; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party; or

         (c) mailed by first class registered post, postage prepaid, to the other Party (such Notice so served shall be deemed to have been received by the recipient Party on the fourth (4th) Business Day of such recipient Party following the date of mailing thereof); provided that in the event of an actual or threatened postal strike or other labour disruption that may affect the mail service, Notices shall not be mailed.

16.2 ADDRESS FOR NOTICE. The address for Notice for each of the Parties shall be as follows:


         VENDOR:                               PURCHASER:
         Cabre Exploration Ltd.                Nastan Resources Ltd.
         P.O. Box 630, Station "M"             Suite 2210, 800 - 5th Avenue SW
         Calgary, Alberta                      Calgary, Alberta
         T2P 2J3                               T2P 3T6
         Attention: Vice President,            Attention: Land Manager
         Land and Contracts                    Fax: (403) 508-1265
         Fax: (403) 262-5908
                                                     and

                                               GEOCAN Energy Inc.
                                               800, 717 - 7th Avenue SW
                                               Calgary, Alberta
                                               T2P 3H3
                                               Attention: Land Manager
                                               Fax: (403) 261-3834

16.3 CHANGES ADDRESS FOR NOTICE. Any Party may, from time to time, change its address for Notice by giving written notice to the other.

17. MISCELLANEOUS PROVISIONS

17.1 PUBLIC ANNOUNCEMENTS. No Party shall release any information concerning this Agreement and the transaction herein provided for without the prior written consent of Vendor, which will not be withheld unreasonably. Nothing contained herein shall prevent any Party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law or if such Party considers it to be advisable in the circumstances, provided that the Parties shall advise each other in advance of any public statement which they propose to make regarding the said transaction. Nothing herein contained shall prevent Vendor from furnishing information relating to the said transaction or the identity of Purchaser in connection with the procurement of the consent of other Persons or in sending notices concerning any Right of First Refusal where required pursuant to any Documents of Title.

17.2 SIGNS AND NOTIFICATIONS. After Closing, Vendor may remove any signs which indicate Vendor's ownership or operation of the Assets. It shall be the responsibility of Purchaser, where necessary, to erect or install any signs that may be required by governmental agencies indicating Purchaser to be the owner of the Assets and to notify contractors, governmental agencies and any other Person of Purchaser's interest in the Assets.

17.3 HEADINGS AND DESCRIPTIONS. The headings of all Articles, Clauses and Subclauses are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement, or any provision thereof. Use of words "Article", "Clause" or "Subclause" in this Agreement refers to an Article, Clause or Subclause of this Agreement unless a contrary intention is specifically stated.

17.4 SINGULAR/PLURAL. Whenever the singular or masculine or neuter is used in this Agreement or in the Schedules, it shall be interpreted as meaning the plural or feminine or body politic or corporate or vice versa, as the context requires.

17.5 CONFLICTS AND ENTIRE AGREEMENT. The provisions contained in all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict between the provisions contained in any documents or agreements collateral hereto and the provisions of this Agreement, the provisions of this Agreement shall prevail unless otherwise expressly provided herein.

17.6 WAIVER. Any waiver of any term or condition of this Agreement or consent to any departure from this Agreement by one Party to the other shall be effective only if in writing and only in the specific instance and for the specific purpose for which it is given.

17.7 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party attorns to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

17.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, contains all of the representations and warranties of the respective Parties and supersedes all prior agreements, documents, writing and verbal understandings between the Parties with respect to the sale of the Assets.

17.9 AMENDMENTS. This Agreement may not be amended or modified in any respect, except by written instrument executed by the Parties.

17.10 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part thereof.

17.11 FURTHER ASSURANCES. After Closing, the Parties shall do all things and provide all assurances, as may be reasonably required to consummate the transactions contemplated by this Agreement, and each Party shall provide those further documents or instruments as may be reasonably required by the other Parties to give effect to this Agreement and to carry out its provisions.

17.12 ASSIGNMENT. Prior to Closing, neither this Agreement nor any rights or obligations under it shall be assignable by any Party without the prior written consent of the other Parties. After the Closing Date, no assignment, transfer of the Agreement of all or any portion of the Assets, by Purchaser shall relieve Purchaser from the obligations to Vendor herein, unless Vendor otherwise agrees. Subject thereto, this Agreement shall enure to the benefit of and be binding upon the Parties, and their respective successors and permitted assigns.

17.13 COUNTERPART EXECUTION. This Agreement may be executed in counterpart and all counterparts together shall form one binding Agreement.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year first above written.


VENDOR                                       PURCHASER
CABRE EXPLORATION LTD.                       NASTAN RESOURCES LTD.


PER: /s/ R.G. JENSEN                         PER: /s/ [ILLEGIBLE]
    ------------------------------------         -------------------------------
R.G. Jensen - Vice President,
Land and Contracts


PER: /s/ J. DOUGLAS KAY                      PER:
    ------------------------------------         -------------------------------
J. Douglas Kay - President and
Chief Executive Officer


                                             GEOCAN ENERGY INC.

                                             PER: /s/ WAYNE WADLEY
                                                 -------------------------------

                                             PER: /s/ [ILLEGIBLE]
                                                 -------------------------------

THIS IS SCHEDULE "A" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

LANDS AND PETROLEUM
    SUBSTANCES                     VENDOR'S INTEREST           ENCUMBRANCES
-------------------                -----------------           ------------

SW Section 25-69-9W5M                   43.75%                   -Crown SS
P&NG to base Beaverhill Lake



WELLS


4-25-69-9W5M

THIS IS SCHEDULE "B" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

                         VENDOR'S OFFICER'S CERTIFICATE


         RE: Clause 7.1(a) of the Purchase and Sale Agreement ("Agreement") made as of May 1, 1999 between Cabre Exploration Ltd., as Vendor, and Nastan Resources Ltd. and GEOCAN Energy Inc., as Purchaser

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, J. Douglas Kay, President and Chief Executive Officer of Cabre Exploration Ltd. (the "Company"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Company contained in Clause 10 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Company and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

         IN WITNESS WHEREOF I have executed this Certificate effective the 31 day of May, 1999.


                                        Vendor

                                        CABRE EXPLORATION LTD.


                                        Per: /s/ J. DOUGLAS KAY
                                             -----------------------------------
                                        J. Douglas Kay - President and Chief
                                        Executive Officer

                                  SCHEDULE "B"


                                       -2-

--------------------------------------------------------------------------------

                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: Clause 7.2(a) of the Purchase and Sale Agreement ("Agreement") made as of May 1, 1999 between Cabre Exploration Ltd., as Vendor, and Nastan Resources Ltd. and GEOCAN Energy Inc., as Purchaser

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, __________________________, President of Nastan Resources Ltd. (the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to It.


IN WITNESS WHEREOF I have executed this Certificate effective the 31 day of May, 1999.


                                        Purchaser

                                        NASTAN RESOURCES LTD.

                                        Per: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                             Title

                                  SCHEDULE "B"


                                       -3-

--------------------------------------------------------------------------------

                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: Clause 7.2(a) of the Purchase and Sale Agreement ("Agreement") made as of May 1, 1999 between Cabre Exploration Ltd., as Vendor, and Nastan Resources Ltd. and GEOCAN Energy Inc., as Purchaser

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, Wayne Wadley President of GEOCAN ENERGY INC. (the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to It.

IN WITNESS WHEREOF I have executed this Certificate effective the 31st day of May, 1999.


                                        Purchaser

                                        GEOCAN ENERGY INC.

                                        Per: /s/ WAYNE WADLEY
                                             -----------------------------------

                                             Title

THIS IS SCHEDULE "C" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

                                   CONVEYANCE

         THIS INDENTURE AND AGREEMENT made as of the 1st day of May, 1999.

BETWEEN:

                  CABRE EXPLORATION LTD., a body corporate, having an office in the City of Calgary, in the Province of Alberta, (hereinafter called "Vendor")

                                                               OF THE FIRST PART

                                    - AND -

                  NASTAN RESOURCES LTD. and GEOCAN ENERGY INC., both bodies corporate, having offices in the City of Calgary, in the Province of Alberta, (hereinafter called "Purchaser")

                                                              OF THE SECOND PART

         WHEREAS Vendor has agreed, pursuant to a Purchase and Sale Agreement dated as of the 1st day of May, 1999 (hereinafter called the "Sale Agreement"), to convey to Purchaser all of its interest in and to the Assets, insofar as those terms are defined therein.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that, for the consideration provided in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged by Vendor has agreed to sell and by these presents does bargain, sell, assign, transfer and convey to Purchaser all of its right, title, interest and property whatsoever in, to or arising out of the Assets, in the following proportions:

         Nastan             49.70%

         GEOCAN             50.30%

To have and to hold for its own use and benefit on the terms herein provided.

         IT IS FURTHER AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       DEFINITIONS

         In this Conveyance, the definitions set forth on the Sale Agreement shall apply hereto.

2.       TITLE

         Purchaser hereby covenants and agrees with Vendor that nothing herein, expressed or implied, shall operate to have effect as any warranty or guarantee of title or covenant for title on the part of Vendor and that the representations and warranties contained in the Sale Agreement shall apply hereto for the period provided in the Sale Agreement.

3.       EFFECTIVE DATE

         Vendor and Purchaser agree that the effective date of this transaction shall be 8:00 a.m. Calgary time on January 1, 1999.

4.       ACCEPTANCE

         Purchaser hereby accepts this Conveyance and in consideration thereof, Purchaser hereby assumes and agrees to perform and be bound by all terms and conditions of the contracts, agreements and documents included in the Assets.

5.       FURTHER ASSURANCES

         Vendor and Purchaser will each from time to time, and at all times hereafter, at the request and cost of the other, do and perform all such acts and things, and execute all such assurances, deeds, documents and writings with respect to the Assets as the other may reasonably require in order to carry out the purposes of this Conveyance.

6.       SALE AGREEMENT

         The terms hereof shall be read in conjunction with the terms of the Sale Agreement and subject thereto. In the event of any conflict between the provisions of this Conveyance and the Sale Agreement, the Sale Agreement shall prevail.

7.       ENUREMENT

         This conveyance shall extend to and be binding upon the parties hereto and their successors and assigns.

8.       COUNTERPART EXECUTION

         This conveyance may be executed in counterpart and all counterparts together shall form one binding Agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Conveyance by their proper officers duly authorized in that behalf as of the effective date.


                                        Vendor

                                        CABRE EXPLORATION LTD.

                                        Per: /s/ R.G. JENSEN
                                            ------------------------------------
                                        R.G. Jensen - Vice President, Land and
                                        Contracts


                                        Per: /s/ J. DOUGLAS KAY
                                             -----------------------------------
                                        J. Douglas Kay - President and Chief
                                        Executive Officer


                                        Purchaser

                                        NASTAN RESOURCES LTD.

                                        Per: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                        Per:
                                             -----------------------------------


                                        GEOCAN ENERGY INC.

                                        Per: /s/ WAYNE WADLEY
                                             -----------------------------------

                                        Per:
                                             -----------------------------------

THIS IS SCHEDULE "D" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

TANGIBLES, FACILITIES AND OTHER MISCELLANEOUS MATTERS

          Description                                 Vendor's Interest

          API 160 PUMPJACK                                 43.75%
          ARROW 66 PUMPJACK ENGINE
          2,400 BARREL TANKS

THIS IS SCHEDULE "E" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF TILE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

         PRODUCTION SALES AGREEMENTS


         There are no production sales agreements or arrangements under which Vendor, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person which are not terminable on less than thirty-two (32) days' notice.

THIS IS SCHEDULE "F" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE 1ST DAY OF MAY, 1999

--------------------------------------------------------------------------------

         OUTSTANDING AUTHORIZATIONS FOR EXPENDITURE


         There are no outstanding authorizations for expenditure approved by Vendor with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof.

                           PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT dated as of the 1st day of June, 1999.

BETWEEN:

                  PERMEZ PETROLEUMS LTD., a body corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

                                     - and -

                  NASTAN RESOURCES LTD. ("NASTAN") and GEOCAN ENERGY INC. ("GEOCAN") both bodies corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter collectively referred to as "Purchaser")


         WHEREAS Vendor has agreed to sell to Purchaser and Purchaser has agreed to purchase from Vendor the Assets on and subject to the terms and conditions of this Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements set out, the Parties covenant and agree as follows:

1.       DEFINITIONS

1.1      DEFINITIONS

         In this Agreement, the following terms have the following respective meanings, unless the context otherwise requires:

         (a) "ABANDONMENT AND RECLAMATION OBLIGATION" means the abandonment of any Wells, Tangible Interests or Miscellaneous Interests including, without limitation, any closing, decommissioning, dismantling and removing of any tangible depreciable property, Assets on the Lands, or lands pooled, unitized or adjacent therewith, in connection with such abandonment, and restoring the surface of the Lands, or lands pooled or unitized therewith, all in compliance with laws, regulations, orders and directives of governmental authorities having jurisdiction with respect to the said abandonment or the said restoration of the surface of lands;

         (b) "AGREEMENT" means this document together with the recitals and Schedules attached hereto;

         (c) "ASSETS" means Vendor's entire interest in the Petroleum and Natural Gas Rights, the Tangible Interests, and the Miscellaneous Interests;

         (d) "BUSINESS DAY" means a day other than a Saturday, Sunday or any statutory holiday in Alberta;

         (e) "CLOSING" means the exchange of Conveyance Documents between Vendor and Purchaser on the Closing Date and the payment of the Purchase Price and other amounts as contemplated in Clause 3.6;

         (f) "CLOSING DATE" means 10:00 o'clock a.m., Calgary time, on the 25th day of June, 1999 unless such date is amended by agreement in writing by the Parties;

         (g)      "CONVEYANCE DOCUMENTS" means the documents described in Clause
                  4.3 required to complete the transfer and assignment of the Assets;

         (h) "DOCUMENTS OF TITLE" means collectively any and all certificates of title, leases, permits, licenses, unit agreements, assignments, trust declarations, royalty agreements, operating agreements or procedures, participation agreements, farinin and farmout agreements, sale and purchase agreements, pooling agreements and other agreements by virtue of which Vendor is entitled to the Petroleum and Natural Gas Rights;

         (i)      "DOLLARS" or "$" means Canadian dollars;

         (j) "EFFECTIVE DATE" means 8:00 o'clock a.m. Calgary time on the 1st day of January, 1999;

         (k)      "ENCUMBRANCES" has the meaning ascribed thereto in Clause 1.1
                  (u)(xii);

         (l)      "ENVIRONMENTAL DAMAGE" means any one or more of the following:

                  (i)      ground water, surface water or aquifer contamination,

                  (ii)     soil contamination,

                  (iii) corrosion or deterioration of structures, equipment, fences, gathering lines or any other Tangible Interests;

                  (iv)     emissions of toxic or hazardous substances, and

                  (v) the effects of non-compliance with any environmental law, regulation, order or directive of any governmental authority having jurisdiction at the relevant time;

         (m) "FINAL ADJUSTMENT" means those further accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made subsequent to the Closing Date;

         (n) "GENERAL CONVEYANCE" means the document substantially in the form of Schedule "C" attached hereto and as required in accordance with Clause 4.3;

         (o) "INTERIM ADJUSTMENTS" means the interim accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made on the Closing Date;

         (p) "KNOWLEDGE", for purposes of Clauses 10.1 and 11.1, means Vendor or Purchaser, as the case may be, shall be deemed to actually know or have knowledge of a matter, circumstance or thing when such matter, circumstance or thing has come to the attention of:

                  (i) an officer of such corporation (who as at the date hereof and at the Closing Date is an officer of such corporation); or

                  (ii) an employee or consultant of such corporation with responsibility for matters to which the matter, circumstance or thing relates (who as at the date hereof and at the Closing Date is an employee or consultant of such corporation with such responsibility), based upon an examination of Vendor's records, which examination has been conducted, under circumstances which a reasonable person would take cognizance of the matter, circumstance or thing;

         (q) "LANDS" means the lands in which Vendor is shown to have an interest as set forth and described in Schedule "A", but only insofar as rights to those lands are granted by the Documents of Title;

         (r) "MISCELLANEOUS INTERESTS" means the entire undivided right, title, estate and interest of Vendor, at the Effective Date, in and to all property, assets and rights, to the extent pertaining to Petroleum and Natural Gas Rights or Tangible Interests (excluding therefrom materials and supplies used in connection with operations where the costs have not been charged to the joint account of Persons having an interest therein and also excluding Petroleum and Natural Gas Rights or Tangible Interests), but including, without limitation to the generality of the foregoing:

                  (i) all Documents of Title and other agreements to the extent relating to Petroleum and Natural Gas Rights or Tangible Interests or any rights in relation thereto, including, without limitation, royalty agreements, joint operating agreements, gas processing agreements, gas transmission agreements, gas balancing agreements, common stream agreements, natural gas transportation agreements and agreements for the construction, ownership and operation of facilities;

                  (ii) all non-interpretive production and engineering information which is not of a proprietary nature and which relates directly to Petroleum and Natural Gas Rights or Tangible Interests, that Vendor either has in its custody or to which Vendor has access, but excluding:

                           A.       tax, legal and financial records;

                           B.       economic evaluations; and,

                           C. engineering, geophysical and geological information, to the extent it discloses technology or information which is proprietary to Vendor or information which Vendor is contractually prohibited from selling or disclosing to other Persons;

                  (iii) all well-bores and casing associated with the Wells situate within the Lands, or lands pooled or unitized including well licences issued in connection with the Wells;

                  (iv) all rights of Vendor as seller under all agreements for the sale of Petroleum Substances from the Lands or lands pooled or unitized therewith (the "relevant lands") having a term exceeding thirty-one (3 1) days but only to the extent such agreements are severable if they contain more lands or zones than the relevant Lands;

                  (v) all subsisting rights to enter upon, use and occupy the surface of any of the Lands, or to carry out operations thereon or therein and any other lands with which the Lands have been pooled or unitized or on which Tangible Interests are situate, including easements, right of way agreements and agreements for road crossing rights;

         (s) "PARTIES" means all parties to this Agreement, and "PARTY" means any of them;

         (t)      "PERMITTED ENCUMBRANCES" means:

                  (i) existing easements, rights of way, servitude's or other similar rights in lands;

                  (ii) the right reserved to or vested in any government or other public authority by the terms of any statutory provision, to terminate any Documents of Title or to require annual or other periodic payments as a condition of the continuance thereof;

                  (iii) the right reserved to any governmental authority to levy taxes on Petroleum Substances or the income or revenue therefrom and governmental requirements as to production rates on the operations of any property;

                  (iv) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

                  (v) undetermined or inchoate liens incurred or created as security in favour of the Person conducting the operation of any of the Assets for Vendor's proportion of the costs and expenses of such operations;

                  (vi) liens for taxes, assessments or governmental charges, which are not due or which are not delinquent;

                  (vii) mechanics', builders' or materialmen's liens in respect of services rendered or goods supplied for which payment is not at the time due;

                  (viii) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title;

                  (ix) agreements and plans relating to pooling or unitization;

                  (x) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

                  (xi) the terms and conditions of the Documents of Title, provided that such terms and conditions do not create additional royalty burdens which are not specifically set forth in Schedule "A";

                  (xii) such royalty burdens and other encumbrances as are set forth in Schedule "A" under the heading of "Encumbrances";

                  (xiii) agreements for the sale of production from the Petroleum and Natural Gas Rights;

                  (xiv) trust obligations in the ordinary course of business; provided that such trust obligations do not create beneficial rights of ownership in and to the Assets;

         (u) "PERSON" means any natural person, firm, corporation, partnership, trustee, trust, unincorporated association, government or government agency not a Party, and pronouns used in connection therewith have a similar extended meaning;

         (v) "PETROLEUM AND NATURAL GAS RIGHTS" means the entire undivided right, title and interest of Vendor at the Effective Date, in and to the Petroleum Substances in the Lands or any lands pooled or unitized therewith and in and to any royalty rights in the Lands, which interests are, including without limitation, those interests set forth in Schedule "A";

         (w) "PETROLEUM SUBSTANCES" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, insofar as the rights to such substances or the proceeds therefrom are granted by the Documents of Title;

         (x) "PRIME RATE" means the rate of interest per annum used by the Canadian Imperial Bank of Commerce from time to time as the reference rate in determining rates of interest payable on Canadian dollar demand loans in Canada;

         (y) "PURCHASE PRICE" means the sum referred to in Clause 3.1 less reductions, if any, plus interest which shall have accrued on such sum, all as calculated in Clause 3.1;

         (z) "RIGHTS OF FIRST REFUSAL" means a right of first refusal, pre-emptive right of purchase or similar right whereby any Person, other than Vendor, would have the right to acquire or purchase all or a portion of the Assets as a consequence of Vendor having agreed to sell the Assets to Purchaser in accordance herewith;

         (aa) "TAKE OR PAY AMOUNT" means an amount equal to the Take or Pay payments outstanding at the Effective Date in respect of production sales agreements attributable to the Assets;

         (bb) "TANGIBLE INTERESTS" means the entire undivided interest of Vendor at the Effective Date in and to all tangible depreciable property and assets situated in, on or off the Lands (or lands pooled or unitized therewith) and to the extent that they are used or intended for use in connection with producing, gathering, processing, treating, storing, compressing or transporting Petroleum Substances produced from the Lands, including, without limitation, all tangible depreciable property and assets which form part of the Wells;

         (cc) "WELLS" means all producing, suspended, shut-in or abandoned wells and all water source or Injection wells located within or on the Lands or on any lands with which the Lands have been pooled or unitized as set forth and described under the heading "Wells" in Schedule "A".

1.2      DERIVATIVES

         When a capitalized derivative of a term defined herein is used, it shall have the corresponding meaning of the defined term, unless the context otherwise requires.

1.3      INTERPRETATION

         If Closing does not occur, each provision of this Agreement which presumes Purchaser has acquired the Assets shall be construed as having been contingent upon Closing having occurred.

1.4      RELATIONSHIP

         The rights, duties, obligations and liabilities of each of Nastan and GEOCAN hereunder shall be separate in accordance with and limited to the respective interest of each under this Agreement, and not joint, nor collective, nor joint and several, and each of the Purchasers shall hold their interest in the Assets as tenants in common. Nothing contained in this Agreement shall be construed to constitute either of the Purchasers as a partner of the other or to make either jointly liable for the obligations of the other.

2.       SCHEDULES

2.1      LIST OF SCHEDULES

         The following are the Schedules attached to and made a part of this
         Agreement:

         Schedule "A" - Vendors Interest, Petroleum Substances, Lands, Wells and
                        Encumbrances

         Schedule "B" - Officer's Certificates

         Schedule "C" - General Conveyance

         Schedule "D" - Tangible Interests, facilities and other miscellaneous matters

         Schedule "E" - Production Sales Contracts

         Schedule "F" - Outstanding Authorities for Expenditure

2.2      CONFLICTS

         In the event of any conflicts between the provisions of the body of this Agreement and the Schedules, the provisions of the body of this Agreement shall prevail. In the event of any conflicts between the provisions of this Agreement and the Documents of Title, the provisions of the Documents of Title shall prevail.

3.       PURCHASE AND SALE

3.1      AGREEMENT OF PURCHASE AND SALE AND PURCHASE PRICE

         In accordance with the terms and conditions of this Agreement, Vendor agrees to sell to Purchaser and Purchaser agrees to purchase from Vendor, the Assets in the following proportions, namely:

                  Nastan                    50.30%
                  GEOCAN                    49.70%

         subject to Permitted Encumbrances, for the sum of Four Hundred Ten Thousand and Six Hundred Dollars ($410,600.00), less reductions thereto, if any, pursuant to Articles 5 and 6 plus an amount equal to the interest which would have accrued on such sum, as so reduced, at the Prime Rate plus one (1%) percent per annum from and including the Effective Date to and including the day prior to the Closing Date, calculated daily and not compounded payable by each of Nastan and GEOCAN, as to their 50.30% and 49.70% respective interests herein. The amount allocated to Petroleum and Natural Gas Rights in Clause 3.5 shall be increased by the additional amount paid by Purchaser to Vendor pursuant to this Clause.

3.2      OBLIGATION TO CLOSE

         If Nastan or GEOCAN, as the case may be (herein the "defaulting party") is obliged but is not ready, willing and able to complete the purchase of the Assets in accordance with this Agreement, the other party comprising the Purchaser hereunder shall nevertheless be obliged to complete the said purchase in accordance with this Agreement as to all of the Assets, as if such other Party was the only Party hereto as Purchaser. If any of the closing conditions set forth in Clause 7.1 has not been complied with, and one of the Parties comprising the Purchaser is prepared to waive such non-compliance but the other Party comprising the Purchaser is not prepared to waive such non-compliance, the first mentioned Party may at its election complete the purchase contemplated herein in accordance with this Agreement as to all of the Assets as if the first mentioned Party was the only Party hereto as Purchaser.

3.3      PURCHASED ASSETS ONLY

         Unless specifically included in the definition of Assets, all of the other property and assets of Vendor shall be excluded from the purchase and sale provided for in this Agreement.

3.4      ENVIRONMENTAL MATTERS

         In determining the Purchase Price, the Parties have taken into consideration Purchaser's assumption of all Abandonment and Reclamation Obligations and of all Environmental Damage associated with the Assets, whether the same have arisen prior to or subsequent to the Effective Date.

3.5      ALLOCATION OF PURCHASE PRICE

         The Purchase Price shall be allocated among the Assets in the following manner:

                  ASSETS
         (a)      Petroleum and Natural Gas Rights (80%)          $ 328,479.00
         (b)      Tangible Interests (20%)                        $  82,120.00
         (c)      Miscellaneous Interests                         $       1.00
                                                                  ------------
                  SUB-TOTAL                                       $ 410,600.00
                  GST                                             $   5,748.40
                                                                  ------------
                  TOTAL                                           $ 416,348.40

3.6      PAYMENT OF PURCHASE PRICE

         The Purchase Price adjusted for Interim Adjustments shall be paid in full by Purchaser to Vendor by delivery of certified cheque(s) or bank draft(s) on the Closing Date at the place of Closing.

3.7      GOODS AND SERVICES TAX

         Purchaser shall also remit to Vendor on the Closing Date the Goods and Services Tax ("GST") applicable to the Assets. The GST Registration
         number for Vendor is    . If before the Closing Date there is a change
         in that portion of the Purchase Price allocated to Miscellaneous Interests, or Tangible Interests, which change is the result of any government authority or the voluntary re-allocation by the Parties, then the resulting GST amount shall be adjusted accordingly. If there is an increase in the GST, Purchaser shall promptly remit to Vendor the amount of such increase together with any interest and penalties associated therewith. If there is a decrease in the GST, Vendor shall promptly remit to Purchaser the amount of such decrease.

3.8      ADJUSTMENTS ON AND SUBSEQUENT TO CLOSING DATE

3.8.1    BASIS OF ADJUSTMENTS

         All benefits and obligations of every kind and nature payable or paid and received or receivable in respect of the Assets, including without limitation, maintenance, development, operating and capital costs and the proceeds for the sale of production, shall, except as otherwise provided herein, be apportioned between Vendor and Purchaser as of the Effective Date. Costs and expenses for work done, services provided and goods and services supplied shall be deemed to accrue for the purposes of this Article when the work is done and the goods or services are provided, regardless of when such costs and expenses become payable.

         (a)      INTERIM ADJUSTMENTS

                  At least five (5) days prior to the Closing Date, Vendor shall provide to Purchaser an interim accounting and adjustment in draft form, together with the information in support thereof, for review and examination by Purchaser. This interim accounting and adjustment shall be made by Vendor based upon all revenues, royalties, operating costs and capital costs accruing to Purchaser and received by the Vendor for the period commencing after the Effective Date. All revenues received by the Vendor, which were not accounted for as of the Closing and which are due to the Purchaser, shall after deducting any obligations or costs attributable to the Purchaser, be paid to the Purchaser within thirty (30) days of the receipt by Vendor.

         (b)      FINAL ADJUSTMENT

                  Within twelve (12) months following the Effective Date a further accounting shall be prepared by Vendor in regard to all charges and credits to be adjusted between Vendor and Purchaser. All revenues which are received or receivable by Vendor from the Assets and which are due to Purchaser shall, after deducting the obligations and costs for which Purchaser is responsible, be paid to Purchaser either on the Closing if they have been received on or before such Closing Date or within thirty (30) days of receipt thereof, if they are received after such Closing Date. Any monies received by Vendor shall be received as agent for and on behalf of Purchaser. The Vendor shall not be obligated to make any further adjustments after the twelve (12) months unless a specific request in writing is received within twelve (12) months following the Closing Date identifying in reasonable detail an adjustment required by this Agreement. The aforesaid twelve (12) month time frame does not apply to sub-clauses (c) and (d) hereof.

         (c)      CROWN ROYALTY ADJUSTMENT

                  Notwithstanding Clause 3.8.1(b), accounting or adjustments from Crown royalty audits or crown re-assessments relating to the period prior to the Effective Date:

                  (i) for which audit queries or re-assessments are outstanding as of the Closing Date; or

                  (ii) that occur after the Closing Date but no later than forty-eight (48) months following the end of the calendar year of Closing;

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be.

         (d)      ADJUSTMENTS RESULTING FROM AUDITS

                  Notwithstanding Clause 3.8.1 (b), accounting or adjustments resulting from joint venture audits, or from thirteen month adjustments for gas plant throughput and gas cost allowance for the Assets, relating to the period prior to Effective
                  Date:

                  (i) for which audit queries or thirteenth month adjustments are outstanding at Closing Date; or

                  (ii) with respect to joint venture audits that occur after the Closing Date but no later than thirty (30) months following the end of the calendar year of Closing; or

                  (iii) with respect to thirteen (13) month adjustments for gas plant throughput and gas cost allowance, that occur within four (4) years after the Closing Date, unless Purchaser has provided written notice to the Vendor within such four (4) year period, that an adjustment is outstanding.

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be. Vendor may audit the records of Purchaser relating to such accounting or adjustments for two (2) years from the date the adjustment is made and accounting or adjustments resulting from the audit shall be settled between Vendor and Purchaser on an item-by-item basis as they occur.

         (e)      INTEREST

                  If a Party fails to pay within the time period established for the payment of any adjustment, interest shall accrue and be payable on the unpaid amount of such adjustment at the Prime Rate plus one (1%) percent per annum from the date such adjustment is payable until paid.

3.8.2    RENTALS AND TAXES

         Notwithstanding the provisions of Clause 3.8.1, rentals and all similar payments made by Vendor to preserve the Documents of Title, freehold mineral taxes and property taxes shall be apportioned as between Vendor and Purchaser on a per diem basis as of the Effective

         Date, whether paid by Vendor before or after the Effective Date if relating to the period after the Effective Date, unless Vendor elects to waive such apportionment of all or any portion of those payments which have been paid by Vendor and relate to the period after the Effective Date. Purchaser shall include in its income the proceeds and expenses related to Petroleum Substances produced on or after the Effective Date and shall be responsible for the payment of all income tax payable in respect thereto.

3.8.3    PRODUCTION

         With the exception of sulphur, all Petroleum Substances in inventory (i.e. which have been produced from the Lands and are in tanks or in any other form of storage) and to which Vendor is entitled at the Effective Date do not comprise part of the Assets and remain the property of Vendor. The proceeds from the sale therefrom shall accrue and belong to Vendor. Sales of Petroleum Substances shall be deemed to occur on a "first in, first out" basis. Vendor shall reimburse Purchaser for any reasonable charges paid by Purchaser to Persons for storage or sale of such inventory of Vendor, including costs of transporting such inventory to the point of sale and royalties payable in respect of such inventory, notwithstanding the provisions of Clause 3.8.1.

3.8.4    ACCOUNTS RECEIVABLE

         Purchaser shall provide all reasonable assistance to Vendor with respect to the collection from others of any accounts receivable of Vendor which relate to the Assets and which accrued prior to the Effective Date.

3.8.5    CASH CALLS

         In making adjustments pursuant to this Clause 3.8, Vendor shall be entitled to a credit for all cash call advances, operating funds, deposits and similar advances to operators of all or any of the Assets which stand to the credit of Vendor at the Closing Date and which are assigned to Purchaser at Closing.

3.8.6    ARBITRATION

         If the Parties can not agree as to the adjustments referred to in Clause 3.8.1 (b) hereof, the matter may be referred to arbitration by either Party for determination by one arbitrator in accordance with the Arbitration Act of Alberta.

4.       CLOSING AND CONVEYANCE DOCUMENTS

4.1      TRANSFER OF POSSESSION

         Possession of the Assets will pass from Vendor to Purchaser on the Closing Date and, for all other purposes, if Closing occurs, the transfer and assignment of the Assets from Vendor to Purchaser will be effective as of the Effective Date.

4.2      PLACE OF CLOSING

         Unless otherwise agreed in writing by the Parties, Closing shall take place at the offices of Howard, Mackie, the solicitors for the Purchaser, at #1000, 400 Third Avenue SW Calgary, Alberta, on the Closing Date.

4.3      CLOSING AND GENERAL CONVEYANCE DOCUMENTS

         Vendor shall prepare, execute and deliver to Purchaser and Purchaser shall execute and deliver to Vendor on the Closing Date, a General Conveyance of the Assets in the form of Schedule "C" hereto, and use its best efforts to provide such other assignments, novations, transfers, trust agreements and documents, in registrable form to the extent applicable, respecting the Assets, as may be reasonably required by any Party, to complete the transfer of the Assets, provided no such document shall require Vendor to assume or incur any obligation or provide any representation or warranty beyond that contained in this Agreement. It shall not be necessary for any assignment and novation agreement to have been executed prior to or at Closing by parties thereto other than Vendor and Purchaser.

4.4      COST OF REGISTRATION

         Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Assets and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Assets.

4.5      CIRCULATION OF CONVEYANCE DOCUMENTS

         Purchaser shall be responsible for promptly:

         (a) registering all such conveyance documents relating to the Assets;

         (b) obtaining such novations from or giving notice to other Persons in respect thereof, and

         (c) providing written evidence to the Vendor of the execution of such novations by Persons thereto or written evidence of the forwarding of notice to other Persons where novations are not required.

4.6      SUBORDINATION OF AUXILIARY DOCUMENTS

         All documents executed by the Parties and delivered pursuant to the provisions of this Article 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

5.       PURCHASER'S REVIEW AND TITLE DEFECTS

5.1      ACCESS FOR INVESTIGATION

         Vendor shall allow Purchaser and its employees, agents, legal counsel, accountants or other representatives, between the date of this Agreement and the Closing Date, to have access during normal business hours of Vendor to the premises of Vendor and at the location of the Assets in order to inspect:

         (a) all the books, accounts, and other production data of Vendor relating to the operations of and revenues resulting from the operation of the Assets in Vendor's possession;

         (b) Documents of Title, material correspondence and technical operating data of Vendor pertaining thereto; and

         (c)      the Tangible Interests;

         to enable Purchaser to carry out its due diligence, subject always to contractual restrictions imposed upon Vendor relating to disclosure. Provided Closing occurs, Vendor shall deliver the information referred to in Clause 5. l(b) to Purchaser at Closing.

5.2      NOTICE OF THE TITLE DEFECTS

         Purchaser shall undertake a title review of the Assets. As soon as reasonably practicable after completion of its title review and, in any event, no later than seven (7) Business Days prior to the Closing Date, Purchaser shall give Vendor written notice of all defects and omissions which, in the reasonable opinion of Purchaser, materially and adversely affect the title of Vendor to the Assets and which Purchaser does not waive (all of which are referred to as "Title Defects"). Title Defects do not include the Permitted Encumbrances unless Purchaser is of the opinion the royalty burdens or other encumbrances listed in Schedule "A" under the heading "Encumbrances", are incorrectly described. Such notice shall include a description of each Title Defect and the interest affected thereby and to the extent reasonably possible, Purchaser's requirements for the rectification or curing thereof. Failure to include any Title Defects in a written notice when required, shall be deemed to be a waiver of such Title Defects.

5.3      CURING TITLE DEFECTS

         Prior to the Closing Date, Vendor shall diligently make reasonable efforts to cure or remove all Title Defects of which Purchaser has notified Vendor.

5.4      FAILURE TO REMOVE TITLE DEFECTS

         If any Title Defects are not cured or removed at or before three (3) Business Days prior to the Closing Date, Purchaser may elect on or before two (2) Business Days prior to the Closing Date to:

         (a) with the agreement of the Vendor, grant a further period of time within which Vendor may cure or remove the uncured Title Defects; or

         (b)      waive the uncured Title Defects and proceed with Closing; or

         (c) not purchase at Closing those Assets affected by the uncured Title Defects which Purchaser does not waive, in which event the Purchase Price will be reduced by the amount of the values determined in accordance with Clause 5.5 and Purchaser shall proceed with Closing with respect to those Assets not affected by Title Defects which Purchaser does not waive, or

         (d) terminate this Agreement, if the portion of the Purchase Price applicable to the Assets affected by the uncured Title Defects which Purchaser does not waive exceeds 35% of the Purchase Price, with values determined in accordance with Clause 5.5, whereupon neither Vendor nor Purchaser shall have any further obligation under this Agreement to each other except for those specified in Clause 6.4 and Article 9.

         Failure by Purchaser to elect and give notice of election shall be deemed conclusively to be an election to waive all Title Defects.

5.5      DETERMINATION OF TOTAL VALUE AMONG ASSETS FOR TITLE DEFECTS

         If it is necessary to allocate value to any particular portion of the Assets for the purposes of Clause 5.4(c), 5.4(d) or Clause 6.3, the Parties shall allocate a value they can agree upon, acting reasonably. Failing such agreement, then within three (3) Business Days of notice being given by one Party to the other:

         (a) each of them shall provide to the other, at the same time, a written statement separately setting forth its proposed value in respect of each of the affected Assets ("Affected Assets"); and

         (b) each Party shall submit the determination of the value of the Affected Assets to J.P. Hunter & Associates Ltd. (the "Evaluator"), together with written instructions that:

                  (i) the Evaluator, in accordance with good engineering and evaluation practices, select a value for each of the Affected Assets from and based only upon the values submitted by the Parties; and

                  (ii) such evaluation must be completed within five (5) Business Days from the date of submission.

         The fees and other costs to be paid to the Evaluator in respect to the services performed by it shall be borne in equal shares between Vendor and Purchaser. Notwithstanding other provision in this Agreement concerning the Closing Date, if a value is to be determined by the Evaluator and the Evaluator's decision has not been received by the Parties on or before two (2) Business Days prior to the Closing Date, then the Closing Date shall be extended automatically to two (2) Business Days after the Evaluator's decision has been given to the Parties. Provided however, if a Party fails to provide a determination of value to the Evaluator together with its written instructions as set out herein, then the Evaluator shall select the other Party's determination of value and the transaction shall proceed on the Closing Date.

5.6      CURED TITLE DEFECTS

         Notwithstanding the reduction of the Purchase Price pursuant to Clause 5.4(c), the Purchaser agrees that in the event Vendor is able to cure or rectify a Title Defect with respect to any particular portion or portions of the Assets (each a "Cured Asset") within a period of sixty
         (60) days after the Closing Date, Purchaser shall purchase such Cured Asset from Vendor at a date ninety (90) days from the Closing Date at the price by which the Purchase Price was so adjusted. Purchaser has no obligation to purchase any such Cured Asset where, in the opinion of Purchaser acting reasonably, the value of such Cured Asset has declined or been diminished in the intervening period as a result of new Title Defects or physical damage or loss of such Cured Asset.

6.       RIGHTS OF FIRST REFUSAL

6.1      RIGHTS OF FIRST REFUSAL

         The Parties acknowledge that some of the Assets may be subject to Rights of First Refusal or material consents. Purchaser may not waive the existence or operation of any Right of First Refusal and shall provide Vendor with its bona fide allocations of the portion of the

         Purchase Price allocated to the Asset subject to a Right of First Refusal. Thereafter, Vendor shall promptly serve all notices required by the applicable Right of First Refusal utilizing Purchaser's allocations, if they are reasonable. Purchaser shall, if requested by Vendor, provide access to such information, analysis and calculations as may be necessary to justify such allocations. Each such notice shall include particulars of this transaction and a request for a waiver of the applicable Right of First Refusal.

6.2      EFFECTS OF RIGHTS OF FIRST REFUSAL

         Notwithstanding anything to the contrary, express or implied, Purchaser acknowledges and agrees that if any such Rights of First Refusal are exercised by any other Person, then:

         (a) the Assets subject thereto shall be excluded from this Agreement, without any liability of either Party to the other, and the Purchase Price shall be adjusted downward by the aggregate amount by which such Assets are purchased by such Persons pursuant to the agreements granting the Rights of First Refusal;

         (b) the Purchase Price shall be reallocated among the Petroleum and Natural Gas Rights, Tangible Interests and Miscellaneous Interests as required; and

         (c) the items "Assets", "Lands", "Documents of Title", "Miscellaneous Interests", "Petroleum and Natural Gas Rights" and "Tangible Interests" shall be construed as meaning only that portion of the subject matter of these terms with respect to which Closing occurs.

6.3      RIGHT OF TERMINATION

         In the event the value of the Assets subject to exercised Rights of First Refusal or for which material consents have not been received exceeds thirty-five (35%) percent of the Purchase Price, then Purchaser may terminate this Agreement by written notice to Vendor. In such case, neither Vendor nor Purchaser shall have any further obligation under this Agreement to the other except for those specified in Clause 6.4 and Article 9.

6.4      WAIVER

         By its execution of this Agreement Vendor hereby waives its right of first refusal, if any, under the Participation and Operating Agreement dated February 25, 1987, with respect to the sale to Purchaser by each of Cumulus Investments Ltd. and Merlin Resources Ltd. of their interests in SW1/4 Section 25-69-9-W5M.

7.       CLOSING CONDITIONS

7.1      PURCHASER'S CONDITIONS

         The obligation of Purchaser to complete the purchase of the Assets on the Closing Date, shall be subject to the fulfilment of each of the following conditions precedent by the times set forth below or if not stated, at, or prior to, the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICER'S CERTIFICATE. All of the representations and warranties of Vendor made in this Agreement shall be true and correct in all respects as of the Closing Date, and Vendor shall have delivered to Purchaser an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY VENDOR. Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF CONVEYANCE DOCUMENTS. Vendor shall have executed and delivered to Purchaser the Conveyance Documents;

         (d) ENVIRONMENTAL MATTERS. On or before close of business on the fifth Business Day prior to the Closing Date, Purchaser shall have satisfied itself, acting reasonably, that no outstanding material Environmental Damage is associated with the Assets. Unless written notice of outstanding material Environmental Damage is given by Purchaser to Vendor on or prior to the third Business Day prior to the Closing Date, Purchaser shall be deemed to have satisfied itself in respect of Environmental Damage. Vendor shall not be required to conduct or pay for any environmental audit, but, if Purchaser elects to conduct its own environmental audit, it shall provide a copy of such report, without charge, to Vendor;

         (e) NO SUBSTANTIAL DAMAGE. From the Effective Date to the Closing Date, no substantial physical damage, including Environmental Damage shall have occurred to the Assets, which would have a material adverse effect on the aggregate value of the Assets;

         (f) NO SECURITY INTERESTS. Purchaser receiving registrable discharges or letters of no interest from the respective lender in respect of any and all security interests which are registered against the Assets, or any part thereof, and which are not to be assumed by Purchaser; and

         (g) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired prior to the Closing Date, after proper notice being given.

         The foregoing conditions are inserted for the sole benefit of Purchaser. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Purchaser may terminate this Agreement by notice to Vendor, and in that event Purchaser shall be released from all obligations, other than those specified in Clause 6.4 and Article 9, and unless Purchaser can show that the condition or conditions, the non-performance thereof by Vendor has caused Purchaser to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Vendor, then Vendor shall also be released from all obligations except those specified in Clause 6.4 and Article 9; provided that any condition may be waived in writing, in whole or in part, by Purchaser without prejudice to its right of termination in the event of non-fulfilment of any other condition or conditions. After the Closing Date, Purchaser may not rescind or terminate this Agreement and Purchaser's remedies, if any, shall be limited to damages.

7.2      VENDOR'S CONDITIONS

         The obligation of Vendor to complete the sale of the Assets on the Closing Date shall be subject to the fulfilment of each of the following conditions precedent at or prior to the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICERS' CERTIFICATE. All of the representations and warranties of Purchaser made in this Agreement shall be true and correct in all respects as of the Closing Date, and Purchaser shall have delivered to Vendor an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY PURCHASER. Purchaser shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF DOCUMENTS. Purchaser shall have executed and delivered to Vendor at least one copy of the Conveyance Documents;

         (d) TENDER OF PURCHASE PRICE. Purchaser shall have tendered to Vendor, in the form stipulated herein, the Purchase Price together with an amount equal to the Interim Adjustments payable to Vendor; and

         (e) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired at least seven (7) days prior to the Closing Date, after proper notice being given.

         The foregoing conditions are inserted for the sole benefit of Vendor. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Vendor may terminate this Agreement by notice to Purchaser, and in that event Vendor shall be released from all obligations, except those specified in Clause 6.4 and
         Article 9, and unless Vendor can show that the condition or conditions the non-performance thereof by Purchaser has caused Vendor to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Purchaser, then Purchaser shall also be released from all obligations except those specified in Clause 6.4 and
         Article 9; provided that any condition may be waived in whole or in part by Vendor without prejudice to its right of termination in the event of non-fulfilment of any other conditions. After the Closing Date, Vendor may not rescind or terminate this Agreement and Vendor's remedies, if any, shall be limited to damages.

7.3      DILIGENCE WITH RESPECT TO CONDITIONS

         Each Party shall proceed diligently, honestly and in good faith and use reasonable efforts in order to satisfy its respective conditions set forth in Article 7.

8.       MAINTENANCE OF ASSETS

8.1      LIMITATIONS ON VENDOR

         From the Effective Date hereof until the Closing Date, and after the Closing Date, until Purchaser is novated into any Documents of Title governing the Assets and, to the extent the nature of Vendor's interest permits and subject always to all terms and conditions of the Documents of Title, Vendor:

         (a) shall, to the extent it is operator of the Assets, maintain and operate the Assets in a proper and prudent manner in accordance with generally accepted oil and gas practices and procedures, provided that Vendor shall have no responsibility to maintain or obtain insurance with respect to the Assets from and after Closing;

         (b)      shall not, without the prior written consent of Purchaser:

                  (i) voluntarily assume or initiate any obligation, or make any commitment with respect to the Assets, the Vendor's share of which with respect to any single item is estimated to exceed twenty-five thousand Dollars ($25,000.00) or with respect to any project or proposal, if Vendor's share of the cost of the project or proposal is estimated to exceed twenty-five thousand Dollars ($25,000.00);

                  (ii)     surrender or abandon any of the Assets;

                  (iii) amend any Document of Title or enter into any new agreement of a material nature, respecting the Assets;

                  (iv) sell any of the Assets, except sales of the production of Petroleum Substances in the ordinary course of business;

                  (v) except for Permitted Encumbrances, encumber any of the Assets; or

                  (vi) exercise any Rights of First Refusal or area of mutual interest option arising out of the Assets;

         except Vendor may without the prior written consent of Purchaser exceed the guidelines set forth in Clause 8.1(b)(i), if reasonably required to protect life or property in an emergency situation, to comply with laws or to preserve the value of the Assets if proper and prudent and in accordance with generally accepted oil and gas practices and procedures, in which case, Vendor shall promptly notify Purchaser of such action and the estimated cost thereof.

8.2      LIMITATION ON PURCHASER

         Until the Closing Date, Purchaser shall not be entitled to propose to Vendor, or to cause Vendor to propose to others, the conduct of any operations, or the exercise of any right or option in relation to the Assets, except with the written consent of Vendor which may be withheld at Vendor's sole discretion. Vendor shall give prompt notice of any proposal made to it to Purchaser.

8.3      AFTER CLOSING

         After Closing and until novation is completed with respect to the applicable Documents of Title governing any particular Asset, the following shall apply with respect to those Assets for which novation is not completed:

         (a) Vendor shall promptly forward to Purchaser all information and documents it receives from others with respect to such Assets;

         (b) Vendor shall promptly remit to Purchaser, after having received from others, all revenues (less expenses paid by Vendor) which have accrued after the Effective Date in respect of such Assets;

         (c) Vendor shall make such elections and respond to all notices received in respect of such Assets in accordance with the instructions of Purchaser, provided Vendor may, but shall not be obliged to, follow instructions it reasonably believes to be harmful or unlawful or in conflict with the applicable agreement; and

         (d) In a timely manner, Purchaser shall provide Vendor with copies of any information, etc., pertaining to Alberta gas cost allowance which it has filed for the year ending December 31, 1999.

8.4      RATIFICATION OF VENDOR'S ACTIONS

         From and after the Effective Date and until Purchaser is novated into such Documents of Title, Vendor shall be deemed to be agent of Purchaser and Purchaser ratifies all actions taken or lack of action taken by Vendor in connection with the Assets on behalf of Purchaser in accordance with the terms and provisions of this Agreement other than those actions for which Vendor has been grossly negligent or where Vendor is guilty of wilful misconduct. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or written concurrence of Purchaser.

8.5      PURCHASER LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all losses, costs, damages and expenses which Vendor, its directors, agents or employees, may suffer, sustain, pay or incur; and, in addition

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all liabilities, losses, costs (including legal costs on a solicitor/client basis), claims, damages and expenses which may be brought against or suffered by Vendor or its directors, agents or employees, in relation to operations as a result of Vendor maintaining the Assets from and after the Effective Date as agent for Purchaser pursuant to this Article 8, provided such liability, loss, cost (including legal costs on a solicitor/client basis), claim, damage, or expense is not a direct result of the gross negligence or wilful misconduct of Vendor, its directors, agents or employees. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or concurrence of Purchaser.

9.       CONFIDENTIALITY OF PURCHASER

9.1      CONFIDENTIALITY

         Until the Closing Date, or in the event of termination of this Agreement without consummation of the transactions contemplated herein, Purchaser shall keep confidential all information respecting the Assets obtained from Vendor. Such confidential information respecting the Assets shall be used only for the purposes of this acquisition and disclosed only to those of its employees, agents, legal counsel, accountants or other representatives on a "need to know" basis. Upon Closing, Purchaser's rights to use or disclose such information shall be subject only to confidentiality provisions contained in any operating or other existing agreements that may apply thereto in respect of the Assets. Any information obtained as a result of such access which does not relate to the Assets shall continue to be treated as confidential and shall not be used by Purchaser without the prior written consent of Vendor. The restrictions on disclosure and use of information obtained in connection with this Agreement shall not apply to information, to the extent it:

         (a) is or becomes publicly available through no act or omission of Purchaser or its employees, agents, consultants, advisors or other representatives;

         (b) is subsequently obtained lawfully from a Person who, after reasonable inquiry, Purchaser does not know is bound to Vendor to restrict the use or disclosure of such information;

         (c) is already in Purchaser's possession at the time of disclosure, without any restriction on its disclosure; or

         (d) is required to be disclosed pursuant to the applicable legislation, regulations, or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

         Specific items of information shall not be considered to be in the public domain merely because more general information respecting the Assets is in the public domain.

9.2      PURCHASER'S REPRESENTATIVES

         If Purchaser employs consultants, advisors or agents to assist in its review of the items listed in Clause 5.1, Purchaser shall be responsible to Vendor for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in Clause 9.1 and Purchaser shall be liable to Vendor for all damages, costs or expenses Vendor may suffer or incur as a result of any unauthorized use or disclosure of such confidential information in contravention of this Clause 9.2 by such representatives of Purchaser.

9.3      RETURN OF CONFIDENTIAL INFORMATION

         If Closing does not occur and this Agreement is terminated, then all documents, working papers and other written material obtained from Vendor in connection with this Agreement shall be returned to Vendor forthwith. No copies of such information are to be retained by Purchaser.

10.      REPRESENTATIONS AND WARRANTIES OF VENDOR

10.1     REPRESENTATIONS AND WARRANTIES OF VENDOR

         Vendor hereby represents and warrants to Purchaser that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into and execute this Agreement, to sell the Assets and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, its charter, bylaws or similar constating documents of Vendor, or any provision of any agreement or instrument of a material nature to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulations applicable to it and of which it is aware is in effect in Alberta, except requirements of Documents of Title to obtain consents of other Persons who are parties thereto to the sale of the Assets pursuant hereto;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

         (f) LAWSUITS. To its Knowledge, based upon an examination of its records, no suit, action or other proceeding is in existence, pending or threatened against or by it before any court or governmental agency which would materially adversely affect, Vendor's title to or ownership of the Assets or the value of the Assets;

         (g) CANADIAN RESIDENT. It is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

         (h) ENCUMBRANCES. The Assets will, to its Knowledge, at the Closing Date, be free and clear of all liens, encumbrances and adverse claims created by, through or under it except for the Permitted Encumbrances, those Title Defects waived by Purchaser and as otherwise set out on Schedule "A" hereto;

         (i) KNOWLEDGE OF DEFAULT. To its Knowledge, it has not received notice of any material default under any Documents of Title which default is continuing as of the Closing Date and where such default would adversely impact upon the value of the Assets or any part thereof or subject the Documents of Title to cancellation or termination;

         (j) PRODUCTION CONTRACTS. Except as set forth in Schedule "E", there are no production sales agreements or arrangements under which it, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person, other than contracts which are terminable on less than thirty-two (32) days' notice:

         (k) TAKE OR PAY AMOUNT. To its Knowledge, there are no Take or Pay Amounts outstanding as of the Effective Date;

         (l) REDUCTION OF INTEREST. Except for Permitted Encumbrances and as disclosed in the Documents of Title, to its Knowledge, the Petroleum and Natural Gas Rights are not subject to reduction by virtue of the conversion or other alteration of the interest of any Person under existing agreements created by, through or under Vendor;

         (m) GOOD STANDING UNDER AGREEMENTS. To its Knowledge, it is not in breach in any material respect under any material agreements and instruments having application to the Assets or any part thereof to which it is a party or is bound;

         (n) NET CARRIED INTERESTS. Except as disclosed in the Documents of Title, to its Knowledge, there are no carried interests whereby it is obligated to pay a share of the costs associated with any of the Assets attributable to the interest of another Person;

         (o) PRODUCTION PENALTY. Except as disclosed in the Documents of Title, to its Knowledge, the Wells related to the Lands are not subject to a production penalty whereby the production proceeds allocable to Vendor's interest are payable to a third party until an amount calculated in respect of certain costs and expenses paid by such third party are recovered by such third party;

         (p) QUIET ENJOYMENT. Subject to the other representations of Vendor pursuant hereto and to the rents, covenants, conditions and stipulations in the Documents of Title reserved and contained on the lessee's or holder's part thereunder to be paid, performed and observed, Purchaser may enter into and upon and hold and enjoy the Assets for the residue of their respective term thereof for its own use and benefit without any lawful interruption of or by Vendor or any other Person claiming by, through or under Vendor except pursuant to or in respect of Permitted Encumbrances and those Title Defects waived by Purchaser;

         (q) PAYMENT OF TAXES. To its Knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable by it to the Effective Date have been paid and discharged;

         (r) LAWS. To its Knowledge, it has not received notice of default in any material respect of any decrees, statutes and regulations of government authorities which relate to the Assets, the default or failure of which would have a material adverse effect on the value of the Assets or any part thereof,

         (s) JUDGEMENTS AND LAWS. To its Knowledge, Vendor is not in default of any judgement, order, writ, injunction or decree of any court, government department, commission or other administrative agency and it is, to its Knowledge, substantially complying, in all material respects, with all decrees, statutes and regulations of governmental authorities, the default or failure of which by it would have an adverse effect on the value of the Assets or any part thereof,

         (t)      ENVIRONMENTAL MATTERS.  To its Knowledge, it has not received:

                  (i) any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets;

                  (ii) any demand or notice with respect to the breach of any environmental law applicable to the Assets, including, without limitation, any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants; or

                  (iii) notice from the operator advising of operator's non-compliance with any laws applicable to the Assets including without limitation any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants;

         which orders, directives, demands or notices remain outstanding as of the Closing Date;

         (u) ENVIRONMENTAL CLAIMS. To its Knowledge, Vendor has not received any notice of any claim by any third party (including governmental authorities) of pollution or other Environmental Damage arising from drilling, production or similar operations on the Lands or lands pooled or unitized therein or of any claim requesting that any action be taken to prevent pollution or other Environmental Damage from drilling, production or other operations on the Lands or lands pooled or unitized therewith which notice or claim remains outstanding as of the date hereof,

         (v) OIL AND GAS FIELD PRACTICE. To its Knowledge, the Wells related to the Lands have, in all material respects, been drilled and if completed, completed and if abandoned, abandoned in compliance with all statutes, rules and regulations existing at the relevant time;

         (w) RIGHTS OF FIRST REFUSAL. To its Knowledge, no Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been waived or exercised by the holder thereof or having expired after proper notice being given;

         (x) OUTSTANDING AFE'S. Other than as disclosed in Schedule "F", there are no authorizations for expenditures approved by it with respect to the Assets pursuant to which amounts in excess of twenty -five thousand Dollars ($25,000.00) may become payable after the date hereof and there are no outstanding cash calls in excess of twenty-five thousand Dollars ($25,000.00) with respect to the Assets;

         (y) DISCLOSURE OF DOCUMENTS. To its Knowledge, all documents and agreements affecting the title to the Assets or production or revenue from the Assets will have been made available by Vendor to Purchaser by the Closing Date, with exception of those contracts for the sale of Petroleum Substances which have a term equal to or less than thirty-two (32) days; and

         (z) ROYALTIES. All royalties payable by Vendor in respect of the Petroleum and Natural Gas Rights have been properly paid as of the Effective Date.

10.2     NO WARRANTY OF TITLE

         Notwithstanding anything contained in this Article 10, Vendor does not warrant title to the Assets or purport to convey any better title than it now has.

10.3     NO OTHER VENDOR WARRANTIES

         Vendor makes no warranty whatsoever except as and to the extent set forth in Clause 10.1. Without limiting the generality of the foregoing, Vendor does not make any representation or warranty with respect to:

         (a) the quality, quantity or recoverability of the Petroleum Substances within or under the Lands or any lands pooled or unitized therewith;

         (b) the value of the Assets or the future revenues applicable thereto,

         (c)      any economic evaluations respecting the Assets, or

         (d) the quality, condition, merchantability or serviceability of all or any of the Tangible Interests, or their suitability for any particular purpose.

11.      REPRESENTATIONS AND WARRANTIES OF PURCHASER

11.1     REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Vendor that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into this Agreement and to purchase and pay for the Assets, on the terms described herein and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with its charter, bylaws or similar constating documents of it, or any provision of any agreement or instrument to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulation applicable to Purchaser in effect in Alberta of which it Is aware;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability;

         (f) THE INVESTMENT CANADA ACT. Either it is not a "non-Canadian" as such term is defined in The Investment Canada Act, or, if it is such "non-Canadian", then either the transaction herein is not notifiable or reviewable under such Act or such Party will make application to satisfy the requirements of such Act so that the transaction herein provided for may be completed on the Closing Date without contravention of the Act;

         (g) PURCHASER AS PRINCIPAL. It is acquiring the Assets in its capacity as a principal;

         (h) FINANCING CAPABILITY OF PURCHASER. It either now has or will have at Closing sufficient funds to close the transactions hereby contemplated upon the Closing Date; and

         (i) COMPETITION AND SECURITIES ACTS. It has complied with the Competition Act (Canada) and the relevant Securities Acts to the extent applicable to the transaction herein.

11.2     PURCHASER'S OWN EXAMINATION AND EVALUATION

         Without detracting from Purchaser's reliance on Vendor's representation and warranties in Clause 10.1, Purchaser acknowledges that as of the Closing Date it will have made its own independent investigation, analysis, evaluation and inspection of Vendor's interest in the Assets, including a review of Vendor's title thereto and the state and condition thereof, and will have relied on its own investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Assets and Vendor's title thereto.

11.3     GAS COST ALLOWANCE

         Vendor and Purchaser shall co-operate in the timely preparation of gas cost allowance filings which may be required of the Parties from time to time. Purchaser agrees to do such reasonable things in a timely manner, as Vendor may request, to provide to Vendor or to the Crown information required by Vendor for such filings.

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

12.1     DATES REPRESENTATIONS AND WARRANTIES APPLY

         The representations and warranties of the Parties set forth in Clauses
         10. 1 and 11. 1 shall be true or performed, as the case may be, as at the Effective Date and the Closing Date.

12.2     LIMITATION OF LIABILITY.

         The representations and warranties contained herein shall survive the Closing Date, notwithstanding the Closing and delivery of any covenants, representations and warranties in any other agreements prior or subsequent thereto, and shall remain in full force and effect for the benefit of Purchaser with respect to Clause 10.1 and for the benefit of Vendor with respect to Clause 11.1, but no claim or action in respect of any breach of such representation or warranty shall be made unless the Party making such claim or bringing such action has given notice of such claim (including reasonable particulars of the misrepresentations or breach) to the other within twelve (12) months following the Closing Date. Notwithstanding any other provision of this Agreement:

         (a) a Party shall not be entitled to any payment from the other Party for breach of any covenants, representations or warranties referred to in Clauses 10.1 and 11.1 for misrepresentation pursuant to this Agreement or for indemnification pursuant to Clause 13.1, unless a claim (s) by such Party exceeds in aggregate Two Thousand Five Hundred Dollars ($2,500.00); and

         (b) the maximum aggregate liability of Vendor to Purchaser for any breaches of any covenants, representations or warranties referred to in Clause 10.1, for misrepresentation pursuant to this Agreement and in respect of any claims for indemnity pursuant to Clause 13.1, shall not in any event exceed the Purchase Price.

12.3     KNOWLEDGE BY PURCHASER

         Purchaser shall have no remedy or cause of action for a breach of representation or warranty for any circumstance, matter or thing actually known to Purchaser, or any employee, agent, consultant or representative thereof, as at the Closing Date.

12.4     NOT TRANSFERABLE

         The representations and warranties set forth in Clauses 10.1 and 11.1 are made for the exclusive benefit of Purchaser and Vendor, as the case may be, and are not transferable and may not be the subject of any rights of subrogation in favour of any other Person.

13.      INDEMNITY

13.1     INDEMNITY OF VENDOR

         Subject to Clauses 12.2 and 13.4, Vendor shall indemnify Purchaser and its directors, employees and agents from and against all Losses which Purchaser, its directors, employees or agents, pays or pay to third parties as a consequence of a breach, as of the Closing Date, of any representations and warranties of Vendor contained in Clause 10.1 of this Agreement, excepting any Losses, if and to the extent caused by the gross negligence or wilful default of Purchaser, its successors, agents or assigns. The indemnity granted by Vendor in this Clause 13.1 is not a title warranty and does not provide an extension of any representation or warranty contained in Clause 10.1 or any additional remedy with regard to the breach by Vendor of any representation or warranty. Furthermore, the indemnity of Vendor to Purchaser granted pursuant to this Clause 13.1 shall only apply to claims of indemnity made by Purchaser to Vendor by giving written notice to Vendor within twelve (12) months following the Closing Date and, in any event, the maximum aggregate liability and indemnity of Vendor to Purchaser for Losses suffered by Purchaser pursuant hereto and as a result of any breaches of any representations or warranties shall not exceed the Purchase Price.

13.2     PURCHASER'S LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs and in addition to indemnity under Clause 8.5, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all Losses which Vendor, its directors, agents or employees, pay, suffer, sustain or incur, and, in addition;

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all Losses which may be brought against or suffered by Vendor, its directors, agents or employees, in relation to the Assets and arising out of or in connection with operations which arise on or subsequent to the Effective Date, excepting any Losses if, and to the extent, caused by the gross negligence or wilful default of Vendor or its agents or arise as a result of a breach by Vendor of any of the terms of this Agreement.

13.3 PURCHASER'S ASSUMPTION OF ENVIRONMENTAL DAMAGE AND ABANDONMENT AND RECLAMATION OBLIGATION

         Purchaser acknowledges that it has been given the opportunity to inspect the Assets prior to Closing Date; that it is familiar with the condition of the Assets, and that it is acquiring the Assets on an "as is" basis. Upon the Effective Date, Purchaser assumes the entire responsibility and liability for all Losses which Vendor may suffer, sustain or incur, and, in addition shall indemnify and save harmless Vendor and its directors, employees and agents from and against all Losses which may be brought against Vendor or which Vendor, its directors, employees or agents, may suffer, sustain or incur in connection with or as a result of each and every act or omission, matter or thing related to the Assets done, omitted, occurring or accruing on, prior to or subsequent to the Effective Date with respect to any Environmental Damage or anyAbandonment and Reclamation Obligation and without regard to how or who caused such Losses, except, subject to the provisions of Clause 12.2 to the extent that same relate to inaccuracies or failure of the representations and warranties set forth in Clause 10.1.

13.4     LOSSES

         For the purpose of this Article 13, "Losses" means losses, costs, claims, damages, expenses and liabilities and includes, without limitation, legal costs on a solicitor and client basis.

14.      ONGOING COVENANTS OF PURCHASER

14.1     DOCUMENTS OF TITLE

         On and after the Closing Date, Purchaser agrees with Vendor it shall be bound by, observe and perform, as they become due, all covenants, obligations and liabilities respecting the Assets, including, without limitation, the performance of all obligations of Vendor under the Documents of Title and other agreements respecting the Assets.

14.2     VENDOR'S ACCESS TO RECORDS

         On and after the Closing Date, Purchaser hereby agrees to allow Vendor, its employees, agents, legal counsel, accountants and other representatives, to have access to the premises of Purchaser during normal business hours of Purchaser in order to inspect and take copies of such information delivered by Vendor to Purchaser in accordance with Clause 5.1, if reasonably required by Vendor, in connection with any joint venture or Crown audit, any potential or threatened legal or administrative proceeding by or against Vendor in relation to the Assets, or to enable Vendor to comply with a law or the requirement of any governmental authority. Nothing herein shall prevent Vendor from making and retaining copies of any such documents at any time. Vendor shall hold all information and documents confidential and that same shall only be used by Vendor for the purpose specified by Vendor.

14.3     INITIATION OF AUDITS

         On and after the Closing Date up until Final Adjustments are made, Purchaser shall advise Vendor of the initiation and results of any joint venture or Crown audit in relation to the Assets to the extent it relates to any matters accruing prior to the Effective Date.

15.      NO MERGER

15.1     NON-MERGER

         The representations and warranties set forth in Clauses 10.1 and 11.1 and the indemnities set forth in Article 13 and the covenants in
         Article 14 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

16.      NOTICE

16.1     METHOD OF NOTICE

         Any notice, communication or other document (hereinafter called "Notice") required or permitted to be given under this Agreement by one Party to the other shall be in writing and shall be sufficiently given and received if:

         (a) personally served on the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2, at the time of actual delivery, or, if delivered by hand to a responsible Person at the address of the Party to which such Notice is directed, two (2) hours following delivery to such Party; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party;

         (b) sent by telecopy (or by any other like method of telefacsimile by which a written message may be sent) and directed to the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2 at that Party's telecopier number set forth below, and such Notice so given shall be deemed to have been received by the recipient, if the time of transmission is stated, two (2) hours following the time so stated; provided that If such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party; or

         (c) mailed by first class registered post, postage prepaid, to the other Party (such Notice so served shall be deemed to have been received by the recipient Party on the fourth (4th) Business Day of such recipient Party following the date of mailing thereof); provided that in the event of an actual or threatened postal strike or other labour disruption that may affect the mail service, Notices shall not be mailed.

16.2     ADDRESS FOR NOTICE

         The address for Notice for each of the Parties shall be as follows:

         VENDOR:                                 PURCHASER:

         Permez Petroleums Ltd.                  Nastan Resources Ltd.
         4100, 400 - 3rd Avenue S.W.             Suite 2210, 800 - 5th Avenue SW
         Calgary, Alberta                        Calgary, Alberta
         T2P 3V4                                 T2P 3T6
         Attention: Land Manager                 Attention: Land Manager
         Fax: (403)                              Fax: (403) 508-1265
and

                                                 GEOCAN Energy Inc.
                                                 800, 717 - 7th Avenue SW
                                                 Calgary, Alberta
                                                 T2P 3H3
                                                 Attention: Land Manager
                                                 Fax: (403) 261-3834

16.3     CHANGES ADDRESS FOR NOTICE

         Any Party may, from time to time, change its address for Notice by giving written notice to the other.

17.      MISCELLANEOUS PROVISIONS

17.1     PUBLIC ANNOUNCEMENTS

         No Party shall release any information concerning this Agreement and the transaction herein provided for without the prior written consent of Vendor, which will not be withheld unreasonably. Nothing contained herein shall prevent any Party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law or if such Party considers it to be advisable in the circumstances, provided that the Parties shall advise each other in advance of any public statement which they propose to make regarding the said transaction. Nothing herein contained shall prevent Vendor from furnishing information relating to the said transaction or the identity of Purchaser in connection with the procurement of the consent of other Persons or in sending notices concerning any Right of First Refusal where required pursuant to any Documents of Title.


17.2     SIGNS AND NOTIFICATIONS

         After Closing, Vendor may remove any signs which indicate Vendor's ownership or operation of the Assets. It shall be the responsibility of Purchaser, where necessary, to erect or install any signs that may be required by governmental agencies indicating Purchaser to be the owner of the Assets and to notify contractors, governmental agencies and any other Person of Purchaser's interest in the Assets.

17.3     HEADINGS AND DESCRIPTIONS

         The headings of all Articles, Clauses and Subclauses are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement, or any provision thereof. Use of words "Article", "Clause" or "Subclause" in this Agreement refers to an Article, Clause or Subclause of this Agreement unless a contrary intention is specifically stated.

17.4     SINGULAR/PLURAL

         Whenever the singular or masculine or neuter is used in this Agreement or in the Schedules, it shall be interpreted as meaning the plural or feminine or body politic or corporate or vice versa, as the context requires.

17.5     CONFLICTS AND ENTIRE AGREEMENT

         The provisions contained in all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict between the provisions contained in any documents or agreements collateral hereto and the provisions of this Agreement, the provisions of this Agreement shall prevail unless otherwise expressly provided herein.

17.6     WAIVER

         Any waiver of any term or condition of this Agreement or consent to any departure from this Agreement by one Party to the other shall be effective only if in writing and only in the specific instance and for the specific purpose for which it is given.

17.7     APPLICABLE LAW

         This Agreement shall be construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party attoms to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

17.8     ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, contains all of the representations and warranties of the respective Parties and supersedes all prior agreements, documents, writing and verbal understandings between the Parties with respect to the sale of the Assets.

17.9     AMENDMENTS

         This Agreement may not be amended or modified in any respect, except by written instrument executed by the Parties.

17.10    TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement and of every part thereof.

17.11    FURTHER ASSURANCES

         After Closing, the Parties shall do all things and provide all assurances, as may be reasonably required to consummate the transactions contemplated by this Agreement, and each Party shall provide those further documents or instruments as may be reasonably required by the other Parties to give effect to this Agreement and to carry out its provisions.

17.12    ASSIGNMENT

         Prior to Closing, neither this Agreement nor any rights or obligations under it shall be assignable by any Party without the prior written consent of the other Parties. After the Closing Date, no assignment, transfer of the Agreement of all or any portion of the Assets, by Purchaser shall relieve Purchaser from the obligations to Vendor herein, unless Vendor otherwise agrees. Subject thereto, this Agreement shall enure to the benefit of and be binding upon the Parties, and their respective successors and permitted assigns.

17.13    COUNTERPART EXECUTION

         This Agreement may be executed in counterpart and all counterparts together shall form one binding Agreement.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year first above 'written.

VENDOR                                   PURCHASER

PERMEZ PETROLEUMS LTD.                   NASTAN RESOURCES LTD.

Per:                                     Per:
    ---------------------------------         ----------------------------------


Per:                                     Per:
     --------------------------------         ----------------------------------


                                         GEOCAN ENERGY INC.

                                         Per:
                                              ----------------------------------


                                         Per:
                                              ----------------------------------

THIS IS SCHEDULE "A" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999

LANDS AND PETROLEUM
   SUBSTANCES                             VENDOR'S INTEREST       ENCUMBRANCES
SW Section 25-69-9 W5M                          43.75%              -Crown SS
P&NG to base Beaverhill Lake


WELLS

4-25-69-9W5M

THIS IS SCHEDULE "B" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999


                         VENDOR'S OFFICER'S CERTIFICATE

         RE: CLAUSE 7. 1 (a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,                                     , President of Permez Petroleums
         Ltd. (the "Company"), hereby certify that as of the date of this
         Certificate:

         (a) The covenants, representations and warranties of the Company contained in Clause 10 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Company and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the           day
of                , 1999.


                                            Vendor

                                            PERMEZ PETROLEUMS LTD.

                                            Per:  ------------------------------

                                  SCHEDULE "B"


                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,                                             , President of Nastan
         Resources Ltd.(the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the day of ,1999.


                            Purchaser

                            NASTAN RESOURCES LTD.


                            Per: -----------------------------------------------
                                 Title

                                  SCHEDULE "B"

                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,                                           , President of GEOCAN
         ENERGY INC. (the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the           day
of                   , 1999.

                                 Purchaser

                                 GEOCAN ENERGY INC.

                                 Per: ------------------------------------------
                                          Title

THIS IS SCHEDULE "C" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD. AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999


                                   CONVEYANCE

         THIS INDENTURE AND AGREEMENT made as of the 1st day of June, 1999.

BETWEEN:

         PERMEZ PETROLEUMS LTD., a body corporate, having an office in the City of Calgary, in the Province of Alberta, (hereinafter called "Vendor")

                                                               OF THE FIRST PART
                                     - and -

         NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., both bodies corporate, having offices in the City of Calgary, in the Province of Alberta, (hereinafter called "Purchaser")

                                                              OF THE SECOND PART


         WHEREAS Vendor has agreed, pursuant to a Purchase and Sale Agreement dated as of the Ist day of June, 1999 (hereinafter called the "Sale Agreement"), to convey to Purchaser all of its interest in and to the Assets, insofar as those terms are defined therein.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that, for the consideration provided in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged by Vendor, Vendor has agreed to sell and by these presents does bargain, sell, assign, transfer and convey to Purchaser all of its right, title, interest and property whatsoever in, to or arising out of the Assets, in the following proportions:

         Nastan                             50.30%
         GEOCAN                             49.70%

to have and to hold for its own use and benefit on the terms herein provided.

         IT IS FURTHER AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       DEFINITIONS

         In this Conveyance, the definitions set forth on the Sale Agreement shall apply hereto.

2.       TITLE

         Purchaser hereby covenants and agrees with Vendor that nothing herein, expressed or implied, shall operate to have effect as any warranty or guarantee of title or covenant for title on the part of Vendor and that the representations and warranties contained in the Sale Agreement shall apply hereto for the period provided in the Sale Agreement.

3.       EFFECTIVE DATE

         Vendor and Purchaser agree that the effective date of this transaction shall be 8:00 a.m. Calgary time on January 1, 1999.

4.       ACCEPTANCE

         Purchaser hereby accepts this Conveyance and in consideration thereof, Purchaser hereby assumes and agrees to perform and be bound by all terms and conditions of the contracts, agreements and documents included in the Assets.

5.       FURTHER ASSURANCES

         Vendor and Purchaser will each from time to time, and at all times hereafter, at the request and cost of the other, do and perform all such acts and things, and execute all such assurances, deeds, documents and writings with respect to the Assets as the other may reasonably require in order to carry out the purposes of this Conveyance.

6.       SALE AGREEMENT

         The terms hereof shall be read in conjunction with the terms of the Sale Agreement and subject thereto. In the event of any conflict between the provisions of this Conveyance and the Sale Agreement, the Sale Agreement shall prevail.

7.       ENUREMENT

         This Conveyance shall extend to and be binding upon the parties hereto and their successors and assigns.

8.       COUNTERPART EXECUTION

         This Conveyance may be executed in counterpart and all counterparts together shall form one binding Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Conveyance by their proper officers duly authorized in that behalf as of the effective date.


                             Vendor

                             PERMEZ PETROLEUMS LTD.

                             Per: --------------------------------------------


                             Per: --------------------------------------------




                             Purchaser

                             NASTAN RESOURCES LTD.

                             Per: --------------------------------------------


                             Per: --------------------------------------------



                             GEOCAN ENERGY INC.

                             Per: --------------------------------------------


                             Per: --------------------------------------------

THIS IS SCHEDULE "D" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999


TANGIBLES, FACILITIES AND OTHER MISCELLANEOUS MATTERS

         Description                            Vendor's Interest

         API 160 Pumpjack                               43.75%
         Arrow 66 Pumpjack engine
         2, 400 Barrel Tanks

THIS IS SCHEDULE "E" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999


PRODUCTION SALES AGREEMENTS

         There are no production sales agreements or arrangements under which Vendor, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person which are not terminable on less than thirty-two (32) days' notice.

THIS IS SCHEDULE "F" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN PERMEZ PETROLEUMS LTD., AS VENDOR, AND NASTAN RESOURCES LTD.
AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999



OUTSTANDING AUTHORIZATIONS FOR EXPENDITURE

There are no outstanding authorizations for expenditure approved by Vendor with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof.

                           PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT dated as of the 1st day of June, 1999.

BETWEEN:

                  MERLIN RESOURCES LTD., a body corporate, with offices in the City of Toronto, in the Province of Ontario (hereinafter referred to as "Vendor")

                                    - and -

                  NASTAN RESOURCES LTD. ("NASTAN") and GEOCAN ENERGY INC. ("GEOCAN") both bodies corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter collectively referred to as "Purchaser")


         WHEREAS Vendor has agreed to sell to Purchaser and Purchaser has agreed to purchase from Vendor the Assets on and subject to the terms and conditions of this Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements set out, the Parties covenant and agree as follows:

1.       DEFINITIONS

1.1      DEFINITIONS

         In this Agreement, the following terms have the following respective meanings, unless the context otherwise requires:

         (a) "ABANDONMENT AND RECLAMATION OBLIGATION" means the abandonment of any Wells, Tangible Interests or Miscellaneous Interests including, without limitation, any closing, decommissioning, dismantling and removing of any tangible depreciable property, Assets on the Lands, or lands pooled, unitized or adjacent therewith, in connection with such abandonment, and restoring the surface of the Lands, or lands pooled or unitized therewith, all in compliance with laws, regulations, orders and directives of governmental authorities having jurisdiction with respect to the said abandonment or the said restoration of the surface of lands;

         (b) "AGREEMENT" means this document together with the recitals and Schedules attached hereto;

         (c) "ASSETS" means Vendor's entire interest in the Petroleum and Natural Gas Rights, the Tangible Interests, and the Miscellaneous Interests;

         (d) "BUSINESS DAY" means a day other than a Saturday, Sunday or any statutory holiday in Alberta;

         (e) "CLOSING" means the exchange of Conveyance Documents between Vendor and Purchaser on the Closing Date and the payment of the Purchase Price and other amounts as contemplated in Clause 3.6;

         (f) "CLOSING DATE" means 10:00 o'clock a.m., Calgary time, on the 25th day of June, 1999 unless such date is amended by agreement in writing by the Parties;

         (g)      "CONVEYANCE DOCUMENTS" means the documents described in Clause
                  4.3 required to complete the transfer and assignment of the Assets;

         (h) "DOCUMENTS OF TITLE" means collectively any and all certificates of title, leases, permits, licenses, unit agreements, assignments, trust declarations, royalty agreements, operating agreements or procedures, participation agreements, farinin and farmout agreements, sale and purchase agreements, pooling agreements and other agreements by virtue of which Vendor is entitled to the Petroleum and Natural Gas Rights;

         (i)      "DOLLARS" or "$" means Canadian dollars;

         (j) "EFFECTIVE DATE" means 8:00 o'clock a.m. Calgary time on the 1st day of January, 1999;

         (k)      "ENCUMBRANCES" has the meaning ascribed thereto in Clause 1.1
                  (u)(xii);

         (l)      "ENVIRONMENTAL DAMAGE" means any one or more of the following:

                  (i)      ground water, surface water or aquifer contamination,

                  (ii)     soil contamination,

                  (iii) corrosion or deterioration of structures, equipment, fences, gathering lines or any other Tangible Interests;

                  (iv)     emissions of toxic or hazardous substances, and

                  (v) the effects of non-compliance with any environmental law, regulation, order or directive of any governmental authority having jurisdiction at the relevant time;

         (m) "FINAL ADJUSTMENT" means those further accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made subsequent to the Closing Date;


         (n) "GENERAL CONVEYANCE" means the document substantially in the form of Schedule "C" attached hereto and as required in accordance with Clause 4.3;

         (o) "INTERIM ADJUSTMENTS" means the interim accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made on the Closing Date;

         (p) "KNOWLEDGE", for purposes of Clauses 10.1 and 11.1, means Vendor or Purchaser, as the case may be, shall be deemed to actually know or have knowledge of a matter, circumstance or thing when such matter, circumstance or thing has come to the attention of:

                  (i) an officer of such corporation (who as at the date hereof and at the Closing Date is an officer of such corporation); or

                  (ii) an employee or consultant of such corporation with responsibility for matters to which the matter, circumstance or thing relates (who as at the date hereof and at the Closing Date is an employee or consultant of such corporation with such responsibility), based upon an examination of Vendor's records, which examination has been conducted, under circumstances which a reasonable person would take cognizance of the matter, circumstance or thing;

         (q) "LANDS" means the lands in which Vendor is shown to have an interest as set forth and described in Schedule "A", but only insofar as rights to those lands are granted by the Documents of Title;

         (r) "MISCELLANEOUS INTERESTS" means the entire undivided right, title, estate and interest of Vendor, at the Effective Date, in and to all property, assets and rights, to the extent pertaining to Petroleum and Natural Gas Rights or Tangible Interests (excluding therefrom materials and supplies used in connection with operations where the costs have not been charged to the joint account of Persons having an interest therein and also excluding Petroleum and Natural Gas Rights or Tangible Interests), but including, without limitation to the generality of the foregoing:

                  (i) all Documents of Title and other agreements to the extent relating to Petroleum and Natural Gas Rights or Tangible Interests or any rights in relation thereto, including, without limitation, royalty agreements, joint operating agreements, gas processing agreements, gas transmission agreements, gas balancing agreements, common stream agreements, natural gas transportation agreements and agreements for the construction, ownership and operation of facilities;

                  (ii) all non-interpretive production and engineering information which is not of a proprietary nature and which relates directly to Petroleum and Natural Gas Rights or Tangible Interests, that Vendor either has in its custody or to which Vendor has access, but excluding:

                           A.       tax, legal and financial records;

                           B.       economic evaluations; and,

                           C. engineering, geophysical and geological information, to the extent it discloses technology or information which is proprietary to Vendor or information which Vendor is contractually prohibited from selling or disclosing to other Persons;

                  (iii) all well-bores and casing associated with the Wells situate within the Lands, or lands pooled or unitized including well licences issued in connection with the Wells;

                  (iv) all rights of Vendor as seller under all agreements for the sale of Petroleum Substances from the Lands or lands pooled or unitized therewith (the "relevant lands") having a term exceeding thirty-one (3 1) days but only to the extent such agreements are severable if they contain more lands or zones than the relevant Lands;

                  (v) all subsisting rights to enter upon, use and occupy the surface of any of the Lands, or to carry out operations thereon or therein and any other lands with which the Lands have been pooled or unitized or on which Tangible Interests are situate, including easements, right of way agreements and agreements for road crossing rights;

         (s) "PARTIES" means all parties to this Agreement, and "PARTY" means any of them;

         (t)      "PERMITTED ENCUMBRANCES" means:

                   (i) existing easements, rights of way, servitude's or other similar rights in lands;

                  (ii) the right reserved to or vested in any government or other public authority by the terms of any statutory provision, to terminate any Documents of Title or to require annual or other periodic payments as a condition of the continuance thereof;

                  (iii) the right reserved to any governmental authority to levy taxes on Petroleum Substances or the income or revenue therefrom and governmental requirements as to production rates on the operations of any property;

                  (iv) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

                  (v) undetermined or inchoate liens incurred or created as security in favour of the Person conducting the operation of any of the Assets for Vendor's proportion of the costs and expenses of such operations;

                   (vi) liens for taxes, assessments or governmental charges, which are not due or which are not delinquent;

                  (vii) mechanics', builders' or materialmen's liens in respect of services rendered or goods supplied for which payment is not at the time due;

                  (viii) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title;

                   (ix) agreements and plans relating to pooling or unitization;

                  (x) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

                  (xi) the terms and conditions of the Documents of Title, provided that such terms and conditions do not create additional royalty burdens which are not specifically set forth in Schedule "A";

                   (xii) such royalty burdens and other encumbrances as are set forth in Schedule "A" under the heading of "Encumbrances";

                   (xiii) agreements for the sale of production from the Petroleum and Natural Gas Rights;

                  (xiv) trust obligations in the ordinary course of business; provided that such trust obligations do not create beneficial rights of ownership in and to the Assets;

         (u) "PERSON" means any natural person, firm, corporation, partnership, trustee, trust, unincorporated association, government or government agency not a Party, and pronouns used in connection therewith have a similar extended meaning;

         (v) "PETROLEUM AND NATURAL GAS RIGHTS" means the entire undivided right, title and interest of Vendor at the Effective Date, in and to the Petroleum Substances in the Lands or any lands pooled or unitized therewith and in and to any royalty rights in the Lands, which interests are, including without limitation, those interests set forth in Schedule "A";

         (w) "PETROLEUM SUBSTANCES" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, insofar as the rights to such substances or the proceeds therefrom are granted by the Documents of Title;

         (x) "PRIME RATE" means the rate of interest per annum used by the Canadian Imperial Bank of Commerce from time to time as the reference rate in determining rates of interest payable on Canadian dollar demand loans in Canada;

         (y) "PURCHASE PRICE" means the sum referred to in Clause 3.1 less reductions, if any, plus interest which shall have accrued on such sum, all as calculated in Clause 3.1;

         (z) "RIGHTS OF FIRST REFUSAL" means a right of first refusal, pre-emptive right of purchase or similar right whereby any Person, other than Vendor, would have the right to acquire or purchase all or a portion of the Assets as a consequence of Vendor having agreed to sell the Assets to Purchaser in accordance herewith;

         (aa) "TAKE OR PAY AMOUNT" means an amount equal to the Take or Pay payments outstanding at the Effective Date in respect of production sales agreements attributable to the Assets;

         (bb) "TANGIBLE INTERESTS" means the entire undivided interest of Vendor at the Effective Date in and to all tangible depreciable property and assets situated in, on or off the Lands (or lands pooled or unitized therewith) and to the extent that they are used or intended for use in connection with producing, gathering, processing, treating, storing, compressing or transporting Petroleum Substances produced from the Lands, including, without limitation, all tangible depreciable property and assets which form part of the Wells;

         (cc) "WELLS" means all producing, suspended, shut-in or abandoned wells and all water source or Injection wells located within or on the Lands or on any lands with which the Lands have been pooled or unitized as set forth and described under the heading "Wells" in Schedule "A".

1.2      DERIVATIVES

         When a capitalized derivative of a term defined herein is used, it shall have the corresponding meaning of the defined term, unless the context otherwise requires.

1.3      INTERPRETATION

         If Closing does not occur, each provision of this Agreement which presumes Purchaser has acquired the Assets shall be construed as having been contingent upon Closing having occurred.

1.4      RELATIONSHIP

         The rights, duties, obligations and liabilities of each of Nastan and GEOCAN hereunder shall be separate in accordance with and limited to the respective interest of each under this Agreement, and not joint, nor collective, nor joint and several, and each of the Purchasers shall hold their interest in the Assets as tenants in common. Nothing contained in this Agreement shall be construed to constitute either of the Purchasers as a partner of the other or to make either jointly liable for the obligations of the other.

2.       SCHEDULES

2.1      LIST OF SCHEDULES

         The following are the Schedules attached to and made a part of this
         Agreement:

         Schedule "A" - Vendors Interest, Petroleum Substances, Lands, Wells and Encumbrances

         Schedule "B" - Officer's Certificates

         Schedule "C" - General Conveyance

         Schedule "D" - Tangible Interests, facilities and other miscellaneous matters

         Schedule "E" - Production Sales Contracts

         Schedule "F" - Outstanding Authorities for Expenditure

2.2      CONFLICTS

         In the event of any conflicts between the provisions of the body of this Agreement and the Schedules, the provisions of the body of this Agreement shall prevail. In the event of any conflicts between the provisions of this Agreement and the Documents of Title, the provisions of the Documents of Title shall prevail.

3.       PURCHASE AND SALE


3.1      AGREEMENT OF PURCHASE AND SALE AND PURCHASE PRICE

         In accordance with the terms and conditions of this Agreement, Vendor agrees to sell to Purchaser and Purchaser agrees to purchase from Vendor, the Assets in the following proportions, namely:

                  Nastan            50%
                  GEOCAN            50%

         subject to Permitted Encumbrances, for the sum of Forty-Six Thousand Nine Hundred and Twenty-Five Dollars and Seventy-One Cents ($46,925.71), less reductions thereto, if any, pursuant to Articles 5 and 6 plus an amount equal to the interest which would have accrued on such sum, as so reduced, at the Prime Rate plus one (1%) percent per annum from and including the Effective Date to and including the day prior to the Closing Date, calculated daily and not compounded payable by each of Nastan and GEOCAN, each as to a 50% interest herein. The amount allocated to Petroleum and Natural Gas Rights in Clause 3.5 shall be increased by the additional amount paid by Purchaser to Vendor pursuant to this Clause.

3.2      OBLIGATION TO CLOSE

         If Nastan or GEOCAN, as the case may be (herein the "defaulting party") is obliged but is not ready, willing and able to complete the purchase of the Assets in accordance with this Agreement, the other party comprising the Purchaser hereunder shall nevertheless be obliged to complete the said purchase in accordance with this Agreement as to all of the Assets, as if such other Party was the only Party hereto as Purchaser. If any of the closing conditions set forth in Clause 7.1 has not been complied with, and one of the Parties comprising the Purchaser is prepared to waive such non-compliance but the other Party comprising the Purchaser is not prepared to waive such non-compliance, the first mentioned Party may at its election complete the purchase contemplated herein in accordance with this Agreement as to all of the Assets as if the first mentioned Party was the only Party hereto as Purchaser.

3.3      PURCHASED ASSETS ONLY

         Unless specifically included in the definition of Assets, all of the other property and assets of Vendor shall be excluded from the purchase and sale provided for in this Agreement.

3.4      ENVIRONMENTAL MATTERS

         In determining the Purchase Price, the Parties have taken into consideration Purchaser's assumption of all Abandonment and Reclamation Obligations and of all Environmental Damage associated with the Assets, whether the same have arisen prior to or subsequent to the Effective Date.

3.5      ALLOCATION OF PURCHASE PRICE

         The Purchase Price shall be allocated among the Assets in the following manner:

                  ASSETS

         (a)      Petroleum and Natural Gas Rights (80%)           $ 37,539.57
         (b)      Tangible Interests (20%)                         $  9,385.14
         (c)      Miscellaneous Interests                          $      1.00
                                                                   -------------
                  SUB-TOTAL                                        $ 46,925.71
                  GST                                              $    656.96
                                                                   ------------
                  TOTAL                                            $ 47,582.67

3.6      PAYMENT OF PURCHASE PRICE


         The Purchase Price adjusted for Interim Adjustments shall be paid in full by Purchaser to Vendor by delivery of certified cheque(s) or bank draft(s) on the Closing Date at the place of Closing.

3.7      GOODS AND SERVICES TAX

         Purchaser shall also remit to Vendor on the Closing Date the Goods and Services Tax ("GST") applicable to the Assets. The GST Registration number for Vendor is _______ . If before the Closing Date there is a change in that portion of the Purchase Price allocated to Miscellaneous Interests, or Tangible Interests, which change is the result of any government authority or the voluntary re-allocation by the Parties, then the resulting GST amount shall be adjusted accordingly. If there is an increase in the GST, Purchaser shall promptly remit to Vendor the amount of such increase together with any interest and penalties associated therewith. If there is a decrease in the GST, Vendor shall promptly remit to Purchaser the amount of such decrease.

3.8      ADJUSTMENTS ON AND SUBSEQUENT TO CLOSING DATE

3.8.1    BASIS OF ADJUSTMENTS

         All benefits and obligations of every kind and nature payable or paid and received or receivable in respect of the Assets, including without limitation, maintenance, development, operating and capital costs and the proceeds for the sale of production, shall, except as otherwise provided herein, be apportioned between Vendor and Purchaser as of the Effective Date. Costs and expenses for work done, services provided and goods and services supplied shall be deemed to accrue for the purposes of this Article when the work is done and the goods or services are provided, regardless of when such costs and expenses become payable.

         (a)      INTERIM ADJUSTMENTS

                  At least five (5) days prior to the Closing Date, Vendor shall provide to Purchaser an interim accounting and adjustment in draft form, together with the information in support thereof, for review and examination by Purchaser. This interim accounting and adjustment shall be made by Vendor based upon all revenues, royalties, operating costs and capital costs accruing to Purchaser and received by the Vendor for the period commencing after the Effective Date. All revenues received by the Vendor, which were not accounted for as of the Closing and which are due to the Purchaser, shall after deducting any obligations or costs attributable to the Purchaser, be paid to the Purchaser within thirty (30) days of the receipt by Vendor.

         (b)      FINAL ADJUSTMENT

                  Within twelve (12) months following the Effective Date a further accounting shall be prepared by Vendor in regard to all charges and credits to be adjusted between Vendor and Purchaser. All revenues which are received or receivable by Vendor from the Assets and which are due to Purchaser shall, after deducting the obligations and costs for which Purchaser is responsible, be paid to Purchaser either on the Closing if they have been received on or before such Closing Date or within thirty (30) days of receipt thereof, if they are received after such Closing Date. Any monies received by Vendor shall be received as agent for and on behalf of Purchaser. The Vendor shall not be obligated to make any further adjustments after the twelve (12) months unless a specific request in writing is received within twelve (12) months following the Closing Date identifying in reasonable detail an adjustment required by this Agreement. The aforesaid twelve (12) month time frame does not apply to sub-clauses (c) and (d) hereof.

         (c)      CROWN ROYALTY ADJUSTMENT

                  Notwithstanding Clause 3.8.1(b), accounting or adjustments from Crown royalty audits or crown re-assessments relating to the period prior to the Effective Date:

                  (i) for which audit queries or re-assessments are outstanding as of the Closing Date; or

                  (ii) that occur after the Closing Date but no later than forty-eight (48) months following the end of the calendar year of Closing;

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be.

         (d)      ADJUSTMENTS RESULTING FROM AUDITS

                  Notwithstanding Clause 3.8.1 (b), accounting or adjustments resulting from joint venture audits, or from thirteen month adjustments for gas plant throughput and gas cost allowance for the Assets, relating to the period prior to Effective
                  Date:

                  (i) for which audit queries or thirteenth month adjustments are outstanding at Closing Date; or

                  (ii) with respect to joint venture audits that occur after the Closing Date but no later than thirty (30) months following the end of the calendar year of Closing; or

                  (iii) with respect to thirteen (13) month adjustments for gas plant throughput and gas cost allowance, that occur within four (4) years after the Closing Date, unless Purchaser has provided written notice to the Vendor within such four (4) year period, that an adjustment is outstanding.

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be. Vendor may audit the records of Purchaser relating to such accounting or adjustments for two (2) years from the date the adjustment is made and accounting or adjustments resulting from the audit shall be settled between Vendor and Purchaser on an item-by-item basis as they occur.

         (e)      INTEREST

                  If a Party fails to pay within the time period established for the payment of any adjustment, interest shall accrue and be payable on the unpaid amount of such adjustment at the Prime Rate plus one (1%) percent per annum from the date such adjustment is payable until paid.

3.8.2    RENTALS AND TAXES

         Notwithstanding the provisions of Clause 3.8.1, rentals and all similar payments made by Vendor to preserve the Documents of Title, freehold mineral taxes and property taxes shall be apportioned as between Vendor and Purchaser on a per diem basis as of the Effective

         Date, whether paid by Vendor before or after the Effective Date if relating to the period after the Effective Date, unless Vendor elects to waive such apportionment of all or any portion of those payments which have been paid by Vendor and relate to the period after the Effective Date. Purchaser shall include in its income the proceeds and expenses related to Petroleum Substances produced on or after the Effective Date and shall be responsible for the payment of all income tax payable in respect thereto.

3.8.3    PRODUCTION

         With the exception of sulphur, all Petroleum Substances in inventory (i.e. which have been produced from the Lands and are in tanks or in any other form of storage) and to which Vendor is entitled at the Effective Date do not comprise part of the Assets and remain the property of Vendor. The proceeds from the sale therefrom shall accrue and belong to Vendor. Sales of Petroleum Substances shall be deemed to occur on a "first in, first out" basis. Vendor shall reimburse Purchaser for any reasonable charges paid by Purchaser to Persons for storage or sale of such inventory of Vendor, including costs of transporting such inventory to the point of sale and royalties payable in respect of such inventory, notwithstanding the provisions of Clause 3.8.1.

3.8.4    ACCOUNTS RECEIVABLE

         Purchaser shall provide all reasonable assistance to Vendor with respect to the collection from others of any accounts receivable of Vendor which relate to the Assets and which accrued prior to the Effective Date.


3.8.5    CASH CALLS

         In making adjustments pursuant to this Clause 3.8, Vendor shall be entitled to a credit for all cash call advances, operating funds, deposits and similar advances to operators of all or any of the Assets which stand to the credit of Vendor at the Closing Date and which are assigned to Purchaser at Closing.

3.8.6    ARBITRATION

         If the Parties can not agree as to the adjustments referred to in Clause 3.8.1 (b) hereof, the matter may be referred to arbitration by either Party for determination by one arbitrator in accordance with the Arbitration Act of Alberta.

4.       CLOSING AND CONVEYANCE DOCUMENTS

4.1      TRANSFER OF POSSESSION

         Possession of the Assets will pass from Vendor to Purchaser on the Closing Date and, for all other purposes, if Closing occurs, the transfer and assignment of the Assets from Vendor to Purchaser will be effective as of the Effective Date.

4.2      PLACE OF CLOSING

         Unless otherwise agreed in writing by the Parties, Closing shall take place at the offices of Howard, Mackie, the solicitors for the Purchaser, #1000, 400 Third Avenue SW Calgary, Alberta, on the Closing Date.

4.3      CLOSING AND GENERAL CONVEYANCE DOCUMENTS

         Vendor shall prepare, execute and deliver to Purchaser and Purchaser shall execute and deliver to Vendor on the Closing Date, a General Conveyance of the Assets in the form of Schedule "C" hereto, and use its best efforts to provide such other assignments, novations, transfers, trust agreements and documents, in registrable form to the extent applicable, respecting the Assets, as may be reasonably required by any Party, to complete the transfer of the Assets, provided no such document shall require Vendor to assume or incur any obligation or provide any representation or warranty beyond that contained in this Agreement. It shall not be necessary for any assignment and novation agreement to have been executed prior to or at Closing by parties thereto other than Vendor and Purchaser.

4.4      COST OF REGISTRATION

         Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Assets and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Assets.

4.5      CIRCULATION OF CONVEYANCE DOCUMENTS

         Purchaser shall be responsible for promptly:

         (a) registering all such conveyance documents relating to the Assets;

         (b) obtaining such novations from or giving notice to other Persons in respect thereof, and

         (c) providing written evidence to the Vendor of the execution of such novations by Persons thereto or written evidence of the forwarding of notice to other Persons where novations are not required.

4.6      SUBORDINATION OF AUXILIARY DOCUMENTS

         All documents executed by the Parties and delivered pursuant to the provisions of this Article 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

5.       PURCHASER'S REVIEW AND TITLE DEFECTS

5.1      ACCESS FOR INVESTIGATION

         Vendor shall allow Purchaser and its employees, agents, legal counsel, accountants or other representatives, between the date of this Agreement and the Closing Date, to have access during normal business hours of Vendor to the premises of Vendor and at the location of the Assets in order to inspect:

         (a) all the books, accounts, and other production data of Vendor relating to the operations of and revenues resulting from the operation of the Assets in Vendor's possession;

         (b) Documents of Title, material correspondence and technical operating data of Vendor pertaining thereto; and

         (c)     the Tangible Interests;

         to enable Purchaser to carry out its due diligence, subject always to contractual restrictions imposed upon Vendor relating to disclosure. Provided Closing occurs, Vendor shall deliver the information referred to in Clause 5. l(b) to Purchaser at Closing.

5.2      NOTICE OF THE TITLE DEFECTS

         Purchaser shall undertake a title review of the Assets. As soon as reasonably practicable after completion of its title review and, in any event, no later than ten (10) Business Days prior to the Closing Date, Purchaser shall give Vendor written notice of all defects and omissions which, in the reasonable opinion of Purchaser, materially and adversely affect the title of Vendor to the Assets and which Purchaser does not waive (all of which are referred to as "Title Defects"). Title Defects do not include the Permitted Encumbrances unless Purchaser is of the opinion the royalty burdens or other encumbrances listed in Schedule "A" under the heading "Encumbrances", are incorrectly described. Such notice shall include a description of each Title Defect and the interest affected thereby and to the extent reasonably possible, Purchaser's requirements for the rectification or curing thereof. Failure to include any Title Defects in a written notice when required, shall be deemed to be a waiver of such Title Defects.

5.3      CURING TITLE DEFECTS

         Prior to the Closing Date, Vendor shall diligently make reasonable efforts to cure or remove all Title Defects of which Purchaser has notified Vendor.

5.4      FAILURE TO REMOVE TITLE DEFECTS

         If any Title Defects are not cured or removed at or before three (3) Business Days prior to the Closing Date, Purchaser may elect on or before two (2) Business Days prior to the Closing Date to:

         (a) with the agreement of the Vendor, grant a further period of time within which Vendor may cure or remove the uncured Title Defects; or

         (b)     waive the uncured Title Defects and proceed with Closing; or

         (c) not purchase at Closing those Assets affected by the uncured Title Defects which Purchaser does not waive, in which event the Purchase Price will be reduced by the amount of the values determined in accordance with Clause 5.5 and Purchaser shall proceed with Closing with respect to those Assets not affected by Title Defects which Purchaser does not waive, or

         (d) terminate this Agreement, if the portion of the Purchase Price applicable to the Assets affected by the uncured Title Defects which Purchaser does not waive exceeds 35% of the Purchase Price, with values determined in accordance with Clause 5.5, whereupon neither Vendor nor Purchaser shall have any further obligation under this Agreement to each other except for those specified in Clause 6.4 and Article 9.

         Failure by Purchaser to elect and give notice of election shall be deemed conclusively to be an election to waive all Title Defects.

5.5      DETERMINATION OF TOTAL VALUE AMONG ASSETS FOR TITLE DEFECTS

         If it is necessary to allocate value to any particular portion of the Assets for the purposes of Clause 5.4(c), 5.4(d) or Clause 6.3, the Parties shall allocate a value they can agree upon, acting reasonably. Failing such agreement, then within three (3) Business Days of notice being given by one Party to the other:

         (a) each of them shall provide to the other, at the same time, a written statement separately setting forth its proposed value in respect of each of the affected Assets ("Affected Assets"); and

         (b) each Party shall submit the determination of the value of the Affected Assets to J.P. Hunter & Associates Ltd. (the "Evaluator"), together with written instructions that:



                  (i) the Evaluator, in accordance with good engineering and evaluation practices, select a value for each of the Affected Assets from and based only upon the values submitted by the Parties; and

                  (ii) such evaluation must be completed within five (5) Business Days from the date of submission.

         The fees and other costs to be paid to the Evaluator in respect to the services performed by it shall be borne in equal shares between Vendor and Purchaser. Notwithstanding other provision in this Agreement concerning the Closing Date, if a value is to be determined by the Evaluator and the Evaluator's decision has not been received by the Parties on or before two (2) Business Days prior to the Closing Date, then the Closing Date shall be extended automatically to two (2) Business Days after the Evaluator's decision has been given to the Parties. Provided however, if a Party fails to provide a determination of value to the Evaluator together with its written instructions as set out herein, then the Evaluator shall select the other Party's determination of value and the transaction shall proceed on the Closing Date.

5.6      CURED TITLE DEFECTS

         Notwithstanding the reduction of the Purchase Price pursuant to Clause 5.4(c), the Purchaser agrees that in the event Vendor is able to cure or rectify a Title Defect with respect to any particular portion or portions of the Assets (each a "Cured Asset") within a period of sixty
         (60) days after the Closing Date, Purchaser shall purchase such Cured Asset from Vendor at a date ninety (90) days from the Closing Date at the price by which the Purchase Price was so adjusted. Purchaser has no obligation to purchase any such Cured Asset where, in the opinion of Purchaser acting reasonably, the value of such Cured Asset has declined or been diminished in the intervening period as a result of new Title Defects or physical damage or loss of such Cured Asset.

6.       RIGHTS OF FIRST REFUSAL

6.1      RIGHTS OF FIRST REFUSAL

         The Parties acknowledge that some of the Assets may be subject to Rights of First Refusal or material consents. Purchaser may not waive the existence or operation of any Right of First Refusal and shall provide Vendor with its bona fide allocations of the portion of the

         Purchase Price allocated to the Asset subject to a Right of First Refusal. Thereafter, Vendor shall promptly serve all notices required by the applicable Right of First Refusal utilizing Purchaser's allocations, if they are reasonable. Purchaser shall, if requested by Vendor, provide access to such information, analysis and calculations as may be necessary to justify such allocations. Each such notice shall include particulars of this transaction and a request for a waiver of the applicable Right of First Refusal.

6.2      EFFECTS OF RIGHTS OF FIRST REFUSAL

         Notwithstanding anything to the contrary, express or implied, Purchaser acknowledges and agrees that if any such Rights of First Refusal are exercised by any other Person, then:

         (a) the Assets subject thereto shall be excluded from this Agreement, without any liability of either Party to the other, and the Purchase Price shall be adjusted downward by the aggregate amount by which such Assets are purchased by such Persons pursuant to the agreements granting the Rights of First Refusal;

         (b) the Purchase Price shall be reallocated among the Petroleum and Natural Gas Rights, Tangible Interests and Miscellaneous Interests as required; and

         (c) the items "Assets", "Lands", "Documents of Title", "Miscellaneous Interests", "Petroleum and Natural Gas Rights" and "Tangible Interests" shall be construed as meaning only that portion of the subject matter of these terms with respect to which Closing occurs.

6.3      RIGHT OF TERMINATION

         In the event the value of the Assets subject to exercised Rights of First Refusal or for which material consents have not been received exceeds thirty-five (35%) percent of the Purchase Price, then Purchaser may terminate this Agreement by written notice to Vendor. In such case, neither Vendor nor Purchaser shall have any further obligation under this Agreement to the other except for those specified in Clause 6.4 and Article 9.

6.4      WAIVER

         By its execution of this Agreement Vendor hereby waives its right of first refusal, if any, under the Participation and Operating Agreement dated February 25, 1987, with respect to the sale to Purchaser by each of Permez Petroleums Ltd. and Cumulus Investments Ltd. of their interests in SW1/4 25-69-9-W5M.

7.       CLOSING CONDITIONS

7.1      PURCHASER'S CONDITIONS

         The obligation of Purchaser to complete the purchase of the Assets on the Closing Date, shall be subject to the fulfilment of each of the following conditions precedent by the times set forth below or if not stated, at, or prior to, the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICER'S CERTIFICATE. All of the representations and warranties of Vendor made in this Agreement shall be true and correct in all respects as of the Closing Date, and Vendor shall have delivered to Purchaser an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY VENDOR. Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF CONVEYANCE DOCUMENTS. Vendor shall have executed and delivered to Purchaser the Conveyance Documents;

         (d) ENVIRONMENTAL MATTERS. On or before close of business on the fifth Business Day prior to the Closing Date, Purchaser shall have satisfied itself, acting reasonably, that no outstanding material Environmental Damage is associated with the Assets. Unless written notice of outstanding material Environmental Damage is given by Purchaser to Vendor on or prior to the third Business Day prior to the Closing Date, Purchaser shall be deemed to have satisfied itself in respect of Environmental Damage. Vendor shall not be required to conduct or pay for any environmental audit, but, if Purchaser elects to conduct its own environmental audit, it shall provide a copy of such report, without charge, to Vendor;

         (e) NO SUBSTANTIAL DAMAGE. From the Effective Date to the Closing Date, no substantial physical damage, including Environmental Damage shall have occurred to the Assets, which would have a material adverse effect on the aggregate value of the Assets;

         (f) NO SECURITY INTERESTS. Purchaser receiving registrable discharges or letters of no interest from the respective lender in respect of any and all security interests which are registered against the Assets, or any part thereof, and which are not to be assumed by Purchaser; and

         (g) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired prior to the Closing Date, after proper notice being given.


         The foregoing conditions are inserted for the sole benefit of Purchaser. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Purchaser may terminate this Agreement by notice to Vendor, and in that event Purchaser shall be released from all obligations, other than those specified in Clause 6.4 and Article 9, and unless Purchaser can show that the condition or conditions, the non-performance thereof by Vendor has caused Purchaser to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Vendor, then Vendor shall also be released from all obligations except those specified in Clause 6.4 and Article 9; provided that any condition may be waived in writing, in whole or in part, by Purchaser without prejudice to its right of termination in the event of non-fulfilment of any other condition or conditions. After the Closing Date, Purchaser may not rescind or terminate this Agreement and Purchaser's remedies, if any, shall be limited to damages.

7.2      VENDOR'S CONDITIONS

         The obligation of Vendor to complete the sale of the Assets on the Closing Date shall be subject to the fulfilment of each of the following conditions precedent at or prior to the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICERS' CERTIFICATE. All of the representations and warranties of Purchaser made in this Agreement shall be true and correct in all respects as of the Closing Date, and Purchaser shall have delivered to Vendor an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY PURCHASER. Purchaser shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF DOCUMENTS. Purchaser shall have executed and delivered to Vendor at least one copy of the Conveyance Documents;

         (d) TENDER OF PURCHASE PRICE. Purchaser shall have tendered to Vendor, in the form stipulated herein, the Purchase Price together with an amount equal to the Interim Adjustments payable to Vendor; and

         (e) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired at least seven (7) days prior to the Closing Date, after proper notice being given.

         The foregoing conditions are inserted for the sole benefit of Vendor. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Vendor may terminate this Agreement by notice to Purchaser, and in that event Vendor shall be released from all obligations, except those specified in Clause 6.4 and
         Article 9, and unless Vendor can show that the condition or conditions the non-performance thereof by Purchaser has caused Vendor to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Purchaser, then Purchaser shall also be released from all obligations except those specified in Clause 6.4 and
         Article 9; provided that any condition may be waived in whole or in part by Vendor without prejudice to its right of termination in the event of non-fulfilment of any other conditions. After the Closing Date, Vendor may not rescind or terminate this Agreement and Vendor's remedies, if any, shall be limited to damages.

7.3      DILIGENCE WITH RESPECT TO CONDITIONS

         Each Party shall proceed diligently, honestly and in good faith and use reasonable efforts in order to satisfy its respective conditions set forth in Article 7.

8.       MAINTENANCE OF ASSETS

8.1      LIMITATIONS ON VENDOR

         From the Effective Date hereof until the Closing Date, and after the Closing Date, until Purchaser is novated into any Documents of Title governing the Assets and, to the extent the nature of Vendor's interest permits and subject always to all terms and conditions of the Documents of Title, Vendor:

         (a) shall, to the extent it is operator of the Assets, maintain and operate the Assets in a proper and prudent manner in accordance with generally accepted oil and gas practices and procedures, provided that Vendor shall have no responsibility to maintain or obtain insurance with respect to the Assets from and after Closing;

         (b)      shall not, without the prior written consent of Purchaser:

                  (i) voluntarily assume or initiate any obligation, or make any commitment with respect to the Assets, the Vendor's share of which with respect to any single item is estimated to exceed twenty-five thousand Dollars ($25,000.00) or with respect to any project or proposal, if Vendor's share of the cost of the project or proposal is estimated to exceed twenty-five thousand Dollars ($25,000.00);

                  (ii)     surrender or abandon any of the Assets;

                  (iii) amend any Document of Title or enter into any new agreement of a material nature, respecting the Assets;

                  (iv) sell any of the Assets, except sales of the production of Petroleum Substances in the ordinary course of business;


                  (v) except for Permitted Encumbrances, encumber any of the Assets; or

                  (vi) exercise any Rights of First Refusal or area of mutual interest option arising out of the Assets;

         except Vendor may without the prior written consent of Purchaser exceed the guidelines set forth in Clause 8.1(b)(i), if reasonably required to protect life or property in an emergency situation, to comply with laws or to preserve the value of the Assets if proper and prudent and in accordance with generally accepted oil and gas practices and procedures, in which case, Vendor shall promptly notify Purchaser of such action and the estimated cost thereof.

8.2      LIMITATION ON PURCHASER

         Until the Closing Date, Purchaser shall not be entitled to propose to Vendor, or to cause Vendor to propose to others, the conduct of any operations, or the exercise of any right or option in relation to the Assets, except with the written consent of Vendor which may be withheld at Vendor's sole discretion. Vendor shall give prompt notice of any proposal made to it to Purchaser.

8.3      AFTER CLOSING

         After Closing and until novation is completed with respect to the applicable Documents of Title governing any particular Asset, the following shall apply with respect to those Assets for which novation is not completed:

         (a) Vendor shall promptly forward to Purchaser all information and documents it receives from others with respect to such Assets;

         (b) Vendor shall promptly remit to Purchaser, after having received from others, all revenues (less expenses paid by Vendor) which have accrued after the Effective Date in respect of such Assets;

         (c) Vendor shall make such elections and respond to all notices received in respect of such Assets in accordance with the instructions of Purchaser, provided Vendor may, but shall not be obliged to, follow instructions it reasonably believes to be harmful or unlawful or in conflict with the applicable agreement; and

         (d) In a timely manner, Purchaser shall provide Vendor with copies of any information, etc., pertaining to Alberta gas cost allowance which it has filed for the year ending December 31, 1999.

8.4      RATIFICATION OF VENDOR'S ACTIONS

         From and after the Effective Date and until Purchaser is novated into such Documents of Title, Vendor shall be deemed to be agent of Purchaser and Purchaser ratifies all actions taken or lack of action taken by Vendor in connection with the Assets on behalf of Purchaser in accordance with the terms and provisions of this Agreement other than those actions for which Vendor has been grossly negligent or where Vendor is guilty of wilful misconduct. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or written concurrence of Purchaser.

8.5      PURCHASER LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all losses, costs, damages and expenses which Vendor, its directors, agents or employees, may suffer, sustain, pay or incur; and, in addition

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all liabilities, losses, costs (including legal costs on a solicitor/client basis), claims, damages and expenses which may be brought against or suffered by Vendor or its directors, agents or employees, in relation to operations as a result of Vendor maintaining the Assets from and after the Effective Date as agent for Purchaser pursuant to this Article 8, provided such liability, loss, cost (including legal costs on a solicitor/client basis), claim, damage, or expense is not a direct result of the gross negligence or wilful misconduct of Vendor, its directors, agents or employees. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or concurrence of Purchaser.

9.       CONFIDENTIALITY OF PURCHASER

9.1      CONFIDENTIALITY

         Until the Closing Date, or in the event of termination of this Agreement without consummation of the transactions contemplated herein, Purchaser shall keep confidential all information respecting the Assets obtained from Vendor. Such confidential information respecting the Assets shall be used only for the purposes of this acquisition and disclosed only to those of its employees, agents, legal counsel, accountants or other representatives on a "need to know" basis. Upon Closing, Purchaser's rights to use or disclose such information shall be subject only to confidentiality provisions contained in any operating or other existing agreements that may apply thereto in respect of the Assets. Any information obtained as a result of such access which does not relate to the Assets shall continue to be treated as confidential and shall not be used by Purchaser without the prior written consent of Vendor. The restrictions on disclosure and use of information obtained in connection with this Agreement shall not apply to information, to the extent it:

         (a) is or becomes publicly available through no act or omission of Purchaser or its employees, agents, consultants, advisors or other representatives;

         (b) is subsequently obtained lawfully from a Person who, after reasonable inquiry, Purchaser does not know is bound to Vendor to restrict the use or disclosure of such information;

         (c) is already in Purchaser's possession at the time of disclosure, without any restriction on its disclosure; or

         (d) is required to be disclosed pursuant to the applicable legislation, regulations, or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

         Specific items of information shall not be considered to be in the public domain merely because more general information respecting the Assets is in the public domain.

9.2      PURCHASER'S REPRESENTATIVES

         If Purchaser employs consultants, advisors or agents to assist in its review of the items listed in Clause 5.1, Purchaser shall be responsible to Vendor for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in Clause 9.1 and Purchaser shall be liable to Vendor for all damages, costs or expenses Vendor may suffer or incur as a result of any unauthorized use or disclosure of such confidential information in contravention of this Clause 9.2 by such representatives of Purchaser.

9.3      RETURN OF CONFIDENTIAL INFORMATION

         If Closing does not occur and this Agreement is terminated, then all documents, working papers and other written material obtained from Vendor in connection with this Agreement shall be returned to Vendor forthwith. No copies of such information are to be retained by Purchaser.

10.      REPRESENTATIONS AND WARRANTIES OF VENDOR

10.1     REPRESENTATIONS AND WARRANTIES OF VENDOR

         Vendor hereby represents and warrants to Purchaser that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into and execute this Agreement, to sell the Assets and to perform its other obligations under this Agreement;


         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, its charter, bylaws or similar constating documents of Vendor, or any provision of any agreement or instrument of a material nature to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulations applicable to it and of which it is aware is in effect in Alberta, except requirements of Documents of Title to obtain consents of other Persons who are parties thereto to the sale of the Assets pursuant hereto;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

         (f) LAWSUITS. To its Knowledge, based upon an examination of its records, no suit, action or other proceeding is in existence, pending or threatened against or by it before any court or governmental agency which would materially adversely affect, Vendor's title to or ownership of the Assets or the value of the Assets;

         (g) CANADIAN RESIDENT. It is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

         (h) ENCUMBRANCES. The Assets will, to its Knowledge, at the Closing Date, be free and clear of all liens, encumbrances and adverse claims created by, through or under it except for the Permitted Encumbrances, those Title Defects waived by Purchaser and as otherwise set out on Schedule "A" hereto;

         (i) KNOWLEDGE OF DEFAULT. To its Knowledge, it has not received notice of any material default under any Documents of Title which default is continuing as of the Closing Date and where such default would adversely impact upon the value of the Assets or any part thereof or subject the Documents of Title to cancellation or termination;

         (j) PRODUCTION CONTRACTS. Except as set forth in Schedule "E", there are no production sales agreements or arrangements under which it, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person, other than contracts which are terminable on less than thirty-two (32) days' notice:

         (k) TAKE OR PAY AMOUNT. To its Knowledge, there are no Take or Pay Amounts outstanding as of the Effective Date;

         (l) REDUCTION OF INTEREST. Except for Permitted Encumbrances and as disclosed in the Documents of Title, to its Knowledge, the Petroleum and Natural Gas Rights are not subject to reduction by virtue of the conversion or other alteration of the interest of any Person under existing agreements created by, through or under Vendor;

         (m) GOOD STANDING UNDER AGREEMENTS. To its Knowledge, it is not in breach in any material respect under any material agreements and instruments having application to the Assets or any part thereof to which it is a party or is bound;

         (n) NET CARRIED INTERESTS. Except as disclosed in the Documents of Title, to its Knowledge, there are no carried interests whereby it is obligated to pay a share of the costs associated with any of the Assets attributable to the interest of another Person;

         (o) PRODUCTION PENALTY. Except as disclosed in the Documents of Title, to its Knowledge, the Wells related to the Lands are not subject to a production penalty whereby the production proceeds allocable to Vendor's interest are payable to a third party until an amount calculated in respect of certain costs and expenses paid by such third party are recovered by such third party;

         (p) QUIET ENJOYMENT. Subject to the other representations of Vendor pursuant hereto and to the rents, covenants, conditions and stipulations in the Documents of Title reserved and contained on the lessee's or holder's part thereunder to be paid, performed and observed, Purchaser may enter into and upon and hold and enjoy the Assets for the residue of their respective term thereof for its own use and benefit without any lawful interruption of or by Vendor or any other Person claiming by, through or under Vendor except pursuant to or in respect of Permitted Encumbrances and those Title Defects waived by Purchaser;

         (q) PAYMENT OF TAXES. To its Knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable by it to the Effective Date have been paid and discharged;

         (r) LAWS. To its Knowledge, it has not received notice of default in any material respect of any decrees, statutes and regulations of government authorities which relate to the Assets, the default or failure of which would have a material adverse effect on the value of the Assets or any part thereof,


         (s) JUDGEMENTS AND LAWS. To its Knowledge, Vendor is not in default of any judgement, order, writ, injunction or decree of any court, government department, commission or other administrative agency and it is, to its Knowledge, substantially complying, in all material respects, with all decrees, statutes and regulations of governmental authorities, the default or failure of which by it would have an adverse effect on the value of the Assets or any part thereof,

         (t)      ENVIRONMENTAL MATTERS.  To its Knowledge, it has not received:

                  (i) any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets;

                  (ii) any demand or notice with respect to the breach of any environmental law applicable to the Assets, including, without limitation, any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants; or

                  (iii) notice from the operator advising of operator's non-compliance with any laws applicable to the Assets including without limitation any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants;

         which orders, directives, demands or notices remain outstanding as of the Closing Date;

         (u) ENVIRONMENTAL CLAIMS. To its Knowledge, Vendor has not received any notice of any claim by any third party (including governmental authorities) of pollution or other Environmental Damage arising from drilling, production or similar operations on the Lands or lands pooled or unitized therein or of any claim requesting that any action be taken to prevent pollution or other Environmental Damage from drilling, production or other operations on the Lands or lands pooled or unitized therewith which notice or claim remains outstanding as of the date hereof,

         (v) OIL AND GAS FIELD PRACTICE. To its Knowledge, the Wells related to the Lands have, in all material respects, been drilled and if completed, completed and if abandoned, abandoned in compliance with all statutes, rules and regulations existing at the relevant time;

         (w) RIGHTS OF FIRST REFUSAL. To its Knowledge, no Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been waived or exercised by the holder thereof or having expired after proper notice being given;

         (x) OUTSTANDING AFE'S. Other than as disclosed in Schedule "F", there are no authorizations for expenditures approved by it with respect to the Assets pursuant to which amounts in excess of twenty -five thousand Dollars ($25,000.00) may become payable after the date hereof and there are no outstanding cash calls in excess of twenty-five thousand Dollars ($25,000.00) with respect to the Assets;

         (y) DISCLOSURE OF DOCUMENTS. To its Knowledge, all documents and agreements affecting the title to the Assets or production or revenue from the Assets will have been made available by Vendor to Purchaser by the Closing Date, with exception of those contracts for the sale of Petroleum Substances which have a term equal to or less than thirty-two (32) days; and

         (z) ROYALTIES. All royalties payable by Vendor in respect of the Petroleum and Natural Gas Rights have been properly paid as of the Effective Date.

10.2     NO WARRANTY OF TITLE

         Notwithstanding anything contained in this Article 10, Vendor does not warrant title to the Assets or purport to convey any better title than it now has.

10.3     NO OTHER VENDOR WARRANTIES

         Vendor makes no warranty whatsoever except as and to the extent set forth in Clause 10.1. Without limiting the generality of the foregoing, Vendor does not make any representation or warranty with respect to:

         (a) the quality, quantity or recoverability of the Petroleum Substances within or under the Lands or any lands pooled or unitized therewith;

         (b) the value of the Assets or the future revenues applicable thereto,

         (c)      any economic evaluations respecting the Assets, or

         (d) the quality, condition, merchantability or serviceability of all or any of the Tangible Interests, or their suitability for any particular purpose.

11.      REPRESENTATIONS AND WARRANTIES OF PURCHASER

11.1     REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Vendor that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;


         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into this Agreement and to purchase and pay for the Assets, on the terms described herein and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with its charter, bylaws or similar constating documents of it, or any provision of any agreement or instrument to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulation applicable to Purchaser in effect in Alberta of which it Is aware;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability;

         (f) THE INVESTMENT CANADA ACT. Either it is not a "non-Canadian" as such term is defined in The Investment Canada Act, or, if it is such "non-Canadian", then either the transaction herein is not notifiable or reviewable under such Act or such Party will make application to satisfy the requirements of such Act so that the transaction herein provided for may be completed on the Closing Date without contravention of the Act;

         (g) PURCHASER AS PRINCIPAL. It is acquiring the Assets in its capacity as a principal;

         (h) FINANCING CAPABILITY OF PURCHASER. It either now has or will have at Closing sufficient funds to close the transactions hereby contemplated upon the Closing Date; and

         (i) COMPETITION AND SECURITIES ACTS. It has complied with the Competition Act (Canada) and the relevant Securities Acts to the extent applicable to the transaction herein.

11.2     PURCHASER'S OWN EXAMINATION AND EVALUATION

         Without detracting from Purchaser's reliance on Vendor's representation and warranties in Clause 10.1, Purchaser acknowledges that as of the Closing Date it will have made its own independent investigation, analysis, evaluation and inspection of Vendor's interest in the Assets, including a review of Vendor's title thereto and the state and condition thereof, and will have relied on its own investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Assets and Vendor's title thereto.

11.3     GAS COST ALLOWANCE

         Vendor and Purchaser shall co-operate in the timely preparation of gas cost allowance filings which may be required of the Parties from time to time. Purchaser agrees to do such reasonable things in a timely manner, as Vendor may request, to provide to Vendor or to the Crown information required by Vendor for such filings.

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

12.1     DATES REPRESENTATIONS AND WARRANTIES APPLY

         The representations and warranties of the Parties set forth in Clauses
         10.1 and 11.1 shall be true or performed, as the case may be, as at the Effective Date and the Closing Date.

12.2     LIMITATION OF LIABILITY.

         The representations and warranties contained herein shall survive the Closing Date, notwithstanding the Closing and delivery of any covenants, representations and warranties in any other agreements prior or subsequent thereto, and shall remain in full force and effect for the benefit of Purchaser with respect to Clause 10.1 and for the benefit of Vendor with respect to Clause 11.1, but no claim or action in respect of any breach of such representation or warranty shall be made unless the Party making such claim or bringing such action has given notice of such claim (including reasonable particulars of the misrepresentations or breach) to the other within twelve (12) months following the Closing Date. Notwithstanding any other provision of this Agreement:

         (a) a Party shall not be entitled to any payment from the other Party for breach of any covenants, representations or warranties referred to in Clauses 10.1 and 11.1 for misrepresentation pursuant to this Agreement or for indemnification pursuant to Clause 13.1, unless a claim (s) by such Party exceeds in aggregate Two Thousand Five Hundred Dollars ($2,500.00); and

         (b) the maximum aggregate liability of Vendor to Purchaser for any breaches of any covenants, representations or warranties referred to in Clause 10.1, for misrepresentation pursuant to this Agreement and in respect of any claims for indemnity pursuant to Clause 13.1, shall not in any event exceed the Purchase Price.

12.3     KNOWLEDGE BY PURCHASER

         Purchaser shall have no remedy or cause of action for a breach of representation or warranty for any circumstance, matter or thing actually known to Purchaser, or any employee, agent, consultant or representative thereof, as at the Closing Date.

12.4     NOT TRANSFERABLE

         The representations and warranties set forth in Clauses 10.1 and 11.1 are made for the exclusive benefit of Purchaser and Vendor, as the case may be, and are not transferable and may not be the subject of any rights of subrogation in favour of any other Person.

13.      INDEMNITY

13.1     INDEMNITY OF VENDOR

         Subject to Clauses 12.2 and 13.4, Vendor shall indemnify Purchaser and its directors, employees and agents from and against all Losses which Purchaser, its directors, employees or agents, pays or pay to third parties as a consequence of a breach, as of the Closing Date, of any representations and warranties of Vendor contained in Clause 10.1 of this Agreement, excepting any Losses, if and to the extent caused by the gross negligence or wilful default of Purchaser, its successors, agents or assigns. The indemnity granted by Vendor in this Clause 13.1 is not a title warranty and does not provide an extension of any representation or warranty contained in Clause 10.1 or any additional remedy with regard to the breach by Vendor of any representation or warranty. Furthermore, the indemnity of Vendor to Purchaser granted pursuant to this Clause 13.1 shall only apply to claims of indemnity made by Purchaser to Vendor by giving written notice to Vendor within twelve (12) months following the Closing Date and, in any event, the maximum aggregate liability and indemnity of Vendor to Purchaser for Losses suffered by Purchaser pursuant hereto and as a result of any breaches of any representations or warranties shall not exceed the Purchase Price.

13.2     PURCHASER'S LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs and in addition to indemnity under Clause 8.5, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all Losses which Vendor, its directors, agents or employees, pay, suffer, sustain or incur, and, in addition;

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all Losses which may be brought against or suffered by Vendor, its directors, agents or employees, in relation to the Assets and arising out of or in connection with operations which arise on or subsequent to the Effective Date, excepting any Losses if, and to the extent, caused by the gross negligence or wilful default of Vendor or its agents or arise as a result of a breach by Vendor of any of the terms of this Agreement.

13.3 PURCHASER'S ASSUMPTION OF ENVIRONMENTAL DAMAGE AND ABANDONMENT AND RECLAMATION OBLIGATION

         Purchaser acknowledges that it has been given the opportunity to inspect the Assets prior to Closing Date; that it is familiar with the condition of the Assets, and that it is acquiring the Assets on an "as is" basis. Upon the Effective Date, Purchaser assumes the entire responsibility and liability for all Losses which Vendor may suffer, sustain or incur, and, in addition shall indemnify and save harmless Vendor and its directors, employees and agents from and against all Losses which may be brought against Vendor or which Vendor, its directors, employees or agents, may suffer, sustain or incur in connection with or as a result of each and every act or omission, matter or thing related to the Assets done, omitted, occurring or accruing on, prior to or subsequent to the Effective Date with respect to any Environmental Damage or anyAbandonment and Reclamation Obligation and without regard to how or who caused such Losses, except, subject to the provisions of Clause 12.2 to the extent that same relate to inaccuracies or failure of the representations and warranties set forth in Clause 10.1.

13.4     LOSSES

         For the purpose of this Article 13, "Losses" means losses, costs, claims, damages, expenses and liabilities and includes, without limitation, legal costs on a solicitor and client basis.

14.      ONGOING COVENANTS OF PURCHASER

14.1     DOCUMENTS OF TITLE

         On and after the Closing Date, Purchaser agrees with Vendor it shall be bound by, observe and perform, as they become due, all covenants, obligations and liabilities respecting the Assets, including, without limitation, the performance of all obligations of Vendor under the Documents of Title and other agreements respecting the Assets.

14.2     VENDOR'S ACCESS TO RECORDS

         On and after the Closing Date, Purchaser hereby agrees to allow Vendor, its employees, agents, legal counsel, accountants and other representatives, to have access to the premises of Purchaser during normal business hours of Purchaser in order to inspect and take copies of such information delivered by Vendor to Purchaser in accordance with Clause 5.1, if reasonably required by Vendor, in connection with any joint venture or Crown audit, any potential or threatened legal or administrative proceeding by or against Vendor in relation to the Assets, or to enable Vendor to comply with a law or the requirement of any governmental authority. Nothing herein shall prevent Vendor from making and retaining copies of any such documents at any time. Vendor shall hold all information and documents confidential and that same shall only be used by Vendor for the purpose specified by Vendor.


14.3     INITIATION OF AUDITS

         On and after the Closing Date up until Final Adjustments are made, Purchaser shall advise Vendor of the initiation and results of any joint venture or Crown audit in relation to the Assets to the extent it relates to any matters accruing prior to the Effective Date.

15.      NO MERGER

15.1     NON-MERGER

         The representations and warranties set forth in Clauses 10.1 and 11.1 and the indemnities set forth in Article 13 and the covenants in
         Article 14 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

16.      NOTICE

16.1     METHOD OF NOTICE

         Any notice, communication or other document (hereinafter called "Notice") required or permitted to be given under this Agreement by one Party to the other shall be in writing and shall be sufficiently given and received if:

         (a) personally served on the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2, at the time of actual delivery, or, if delivered by hand to a responsible Person at the address of the Party to which such Notice is directed, two (2) hours following delivery to such Party; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party;

         (b) sent by telecopy (or by any other like method of telefacsimile by which a written message may be sent) and directed to the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2 at that Party's telecopier number set forth below, and such Notice so given shall be deemed to have been received by the recipient, if the time of transmission is stated, two (2) hours following the time so stated; provided that If such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party; or

         (c) mailed by first class registered post, postage prepaid, to the other Party (such Notice so served shall be deemed to have been received by the recipient Party on the fourth (4th) Business Day of such recipient Party following the date of mailing thereof); provided that in the event of an actual or threatened postal strike or other labour disruption that may affect the mail service, Notices shall not be mailed.

16.2     ADDRESS FOR NOTICE

         The address for Notice for each of the Parties shall be as follows:

         VENDOR:                                       PURCHASER:


         Merlin Resources Ltd.                Nastan Resources Ltd.
         1600, 155 University Avenue          Suite 2210, 800 - 5th Avenue SW
         Toronto, Ontario                     Calgary, Alberta
         M5H 3B6                              T2P 3T6
         Attention: Land Manager              Attention: Land Manager
         Fax: (416)                           Fax: (403) 508-1265
and

                                             GEOCAN Energy Inc.
                                             800, 717 - 7th Avenue SW
                                             Calgary, Alberta
                                             T2P 3H3
                                             Attention: Land Manager
                                             Fax: (403) 261-3834

16.3     CHANGES ADDRESS FOR NOTICE

         Any Party may, from time to time, change its address for Notice by giving written notice to the other.

17.      MISCELLANEOUS PROVISIONS

17.1     PUBLIC ANNOUNCEMENTS

         No Party shall release any information concerning this Agreement and the transaction herein provided for without the prior written consent of Vendor, which will not be withheld unreasonably. Nothing contained herein shall prevent any Party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law or if such Party considers it to be advisable in the circumstances, provided that the Parties shall advise each other in advance of any public statement which they propose to make regarding the said transaction. Nothing herein contained shall prevent Vendor from furnishing information relating to the said transaction or the identity of Purchaser in connection with the procurement of the consent of other Persons or in sending notices concerning any Right of First Refusal where required pursuant to any Documents of Title.

17.2     SIGNS AND NOTIFICATIONS

         After Closing, Vendor may remove any signs which indicate Vendor's ownership or operation of the Assets. It shall be the responsibility of Purchaser, where necessary, to erect or install any signs that may be required by governmental agencies indicating Purchaser to be the owner of the Assets and to notify contractors, governmental agencies and any other Person of Purchaser's interest in the Assets.

17.3     HEADINGS AND DESCRIPTIONS

         The headings of all Articles, Clauses and Subclauses are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement, or any provision thereof. Use of words "Article", "Clause" or "Subclause" in this Agreement refers to an Article, Clause or Subclause of this Agreement unless a contrary intention is specifically stated.

17.4     SINGULAR/PLURAL

         Whenever the singular or masculine or neuter is used in this Agreement or in the Schedules, it shall be interpreted as meaning the plural or feminine or body politic or corporate or vice versa, as the context requires.

17.5     CONFLICTS AND ENTIRE AGREEMENT

         The provisions contained in all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict between the provisions contained in any documents or agreements collateral hereto and the provisions of this Agreement, the provisions of this Agreement shall prevail unless otherwise expressly provided herein.

17.6     WAIVER

         Any waiver of any term or condition of this Agreement or consent to any departure from this Agreement by one Party to the other shall be effective only if in writing and only in the specific instance and for the specific purpose for which it is given.

17.7     APPLICABLE LAW

         This Agreement shall be construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party attoms to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

17.8     ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, contains all of the representations and warranties of the respective Parties and supersedes all prior agreements, documents, writing and verbal understandings between the Parties with respect to the sale of the Assets.

17.9     AMENDMENTS

         This Agreement may not be amended or modified in any respect, except by written instrument executed by the Parties.

17.10    TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement and of every part thereof.

17.11    FURTHER ASSURANCES

         After Closing, the Parties shall do all things and provide all assurances, as may be reasonably required to consummate the transactions contemplated by this Agreement, and each Party shall provide those further documents or instruments as may be reasonably required by the other Parties to give effect to this Agreement and to carry out its provisions.

17.12    ASSIGNMENT

         Prior to Closing, neither this Agreement nor any rights or obligations under it shall be assignable by any Party without the prior written consent of the other Parties. After the Closing Date, no assignment, transfer of the Agreement of all or any portion of the Assets, by Purchaser shall relieve Purchaser from the obligations to Vendor herein, unless Vendor otherwise agrees. Subject thereto, this Agreement shall enure -to the benefit of and be binding upon the Parties, and their respective successors and permitted assigns.

17.13    COUNTERPART EXECUTION

         This Agreement may be executed in counterpart and all counterparts together shall form one binding Agreement.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year first above 'written.

VENDOR                                                        PURCHASER

MERLIN RESOURCES LTD.                                NASTAN RESOURCES LTD.

Per:                                             Per:
    --------------------------                       --------------------------


Per:                                             Per:
    --------------------------                       --------------------------


                                                 GEOCAN ENERGY INC.

                                                 Per:
                                                     --------------------------


                                                 Per:
                                                     --------------------------

THIS IS SCHEDULE "A" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999


LANDS AND PETROLEUM
    SUBSTANCES                          VENDOR'S INTEREST         ENCUMBRANCES
--------------------                    -----------------         ------------
SW Section 25-69-9 W5M                       5.0%                 -Crown SS

P&NG to base Beaverhill Lake


WELLS

4-25-69-9W5M

THIS IS SCHEDULE "B" TO AND FORMING PART OF A PURCHASE AND SALE
AGREEMENT BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN
RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999



                         VENDOR'S OFFICER'S CERTIFICATE

         RE:      CLAUSE 7.1(a) OF THE PURCHASE AND SALE AGREEMENT
                  ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,________ , President of Merlin Resources Ltd. (the "Company"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Company contained in Clause 10 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Company and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the ___ day of ____________________ , 1999.


                                         Vendor

                                         MERLIN RESOURCES LTD.

                                         Per: ____________________________

                                  SCHEDULE "B"


                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,_______________, President of Nastan Resources Ltd.(the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the ________ day of ___________________,1999.


                                            Purchaser

                                            NASTAN RESOURCES LTD.


                                            Per:______________________________
                                                Title

                                  SCHEDULE "B"

                       PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I,      , President of GEOCAN ENERGY INC. (the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the ______ day of __________________, 1999.

                                      Purchaser

                                      GEOCAN ENERGY INC.

                                      Per:____________________________________
                                          Title

THIS IS SCHEDULE "C" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN MERLIN RESOURCES LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999



                                   CONVEYANCE

         THIS INDENTURE AND AGREEMENT made as of the 1st day of June, 1999.

BETWEEN:

                  MERLIN RESOURCES LTD., a body corporate, having an office in the City of Toronto, in the Province of Ontario, (hereinafter called "Vendor")

                                                               OF THE FIRST PART

                                                          - and -

                  NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., both bodies corporate, having offices in the City of Calgary, in the Province of Alberta, (hereinafter called "Purchaser")

                                                              OF THE SECOND PART


         WHEREAS Vendor has agreed, pursuant to a Purchase and Sale Agreement dated as of the Ist day of June, 1999 (hereinafter called the "Sale Agreement"), to convey to Purchaser all of its interest in and to the Assets, insofar as those terms are defined therein.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that, for the consideration provided in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged by Vendor, Vendor has agreed to sell and by these presents does bargain, sell, assign, transfer and convey to Purchaser all of its right, title, interest and property whatsoever in, to or arising out of the Assets, in the following proportions:

         Nastan                     50%
         GEOCAN                     50%

to have and to hold for its own use and benefit on the terms herein provided.

         IT IS FURTHER AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       DEFINITIONS

         In this Conveyance, the definitions set forth on the Sale Agreement shall apply hereto.

2.       TITLE

         Purchaser hereby covenants and agrees with Vendor that nothing herein, expressed or implied, shall operate to have effect as any warranty or guarantee of title or covenant for title on the part of Vendor and that the representations and warranties contained in the Sale Agreement shall apply hereto for the period provided in the Sale Agreement.

3.       EFFECTIVE DATE

         Vendor and Purchaser agree that the effective date of this transaction shall be 8:00 a.m. Calgary time on January 1, 1999.

4.       ACCEPTANCE

         Purchaser hereby accepts this Conveyance and in consideration thereof, Purchaser hereby assumes and agrees to perform and be bound by all terms and conditions of the contracts, agreements and documents included in the Assets.

5.       FURTHER ASSURANCES

         Vendor and Purchaser will each from time to time, and at all times hereafter, at the request and cost of the other, do and perform all such acts and things, and execute all such assurances, deeds, documents and writings with respect to the Assets as the other may reasonably require in order to carry out the purposes of this Conveyance.

6.       SALE AGREEMENT

         The terms hereof shall be read in conjunction with the terms of the Sale Agreement and subject thereto. In the event of any conflict between the provisions of this Conveyance and the Sale Agreement, the Sale Agreement shall prevail.

7.       ENUREMENT

         This Conveyance shall extend to and be binding upon the parties hereto and their successors and assigns.

8.       COUNTERPART EXECUTION

         This Conveyance may be executed in counterpart and all counterparts together shall form one binding Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Conveyance by their proper officers duly authorized in that behalf as of the effective date.


                                Vendor

                                MERLIN RESOURCES LTD.

                                Per:
                                    --------------------------------------------


                                Per:
                                    --------------------------------------------



                                Purchaser

                                NASTAN RESOURCES LTD.
                                Per:
                                    --------------------------------------------


                                Per:
                                    --------------------------------------------


                                GEOCAN ENERGY INC.

                                Per:
                                    --------------------------------------------


                                Per:
                                    --------------------------------------------

THIS IS SCHEDULE "D" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN MERLIN RESOURCES LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999



TANGIBLES, FACILITIES AND OTHER MISCELLANEOUS MATTERS

         Description                                     Vendor's Interest

         API 160 Pumpjack                                      5.0%
         Arrow 66 Pumpjack engine
         2, 400 Barrel Tanks

THIS IS SCHEDULE "E" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999


PRODUCTION SALES AGREEMENTS

         There are no production sales agreements or arrangements under which Vendor, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person which are not terminable on less than thirty-two (32) days' notice.

THIS IS SCHEDULE "F" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN MERLIN RESOURCES LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999



OUTSTANDING AUTHORIZATIONS FOR EXPENDITURE

There are no outstanding authorizations for expenditure approved by Vendor with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof.

                           PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT dated as of the 1st day of June, 1999.

BETWEEN:

                  CUMULUS INVESTMENTS LTD., a body corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor") - and -

                  NASTAN RESOURCES LTD. ("NASTAN") and GEOCAN ENERGY INC. ("GEOCAN") both bodies corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter collectively referred to as "Purchaser")


         WHEREAS Vendor has agreed to sell to Purchaser and Purchaser has agreed to purchase from Vendor the Assets on and subject to the terms and conditions of this Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements set out, the Parties covenant and agree as follows:

1.       DEFINITIONS

1.1      DEFINITIONS

         In this Agreement, the following terms have the following respective meanings, unless the context otherwise requires:

         (a) "ABANDONMENT AND RECLAMATION OBLIGATION" means the abandonment of any Wells, Tangible Interests or Miscellaneous Interests including, without limitation, any closing, decommissioning, dismantling and removing of any tangible depreciable property, Assets on the Lands, or lands pooled, unitized or adjacent therewith, in connection with such abandonment, and restoring the surface of the Lands, or lands pooled or unitized therewith, all in compliance with laws, regulations, orders and directives of governmental authorities having jurisdiction with respect to the said abandonment or the said restoration of the surface of lands;

         (b) "AGREEMENT" means this document together with the recitals and Schedules attached hereto;

         (c) "ASSETS" means Vendor's entire interest in the Petroleum and Natural Gas Rights, the Tangible Interests, and the Miscellaneous Interests;

         (d) "BUSINESS DAY" means a day other than a Saturday, Sunday or any statutory holiday in Alberta;

         (e) "CLOSING" means the exchange of Conveyance Documents between Vendor and Purchaser on the Closing Date and the payment of the Purchase Price and other amounts as contemplated in Clause 3.6;

         (f) "CLOSING DATE" means 10:00 o'clock a.m., Calgary time, on the 25th day of June, 1999 unless such date is amended by agreement in writing by the Parties;

         (g)      "CONVEYANCE DOCUMENTS" means the documents described in Clause
                  4.3 required to complete the transfer and assignment of the Assets;

         (h) "DOCUMENTS OF TITLE" means collectively any and all certificates of title, leases, permits, licenses, unit agreements, assignments, trust declarations, royalty agreements, operating agreements or procedures, participation agreements, farinin and farmout agreements, sale and purchase agreements, pooling agreements and other agreements by virtue of which Vendor is entitled to the Petroleum and Natural Gas Rights;

         (i)      "DOLLARS" or "$" means Canadian dollars;

         (j) "EFFECTIVE DATE" means 8:00 o'clock a.m. Calgary time on the 1st day of January, 1999;

         (k)      "ENCUMBRANCES" has the meaning ascribed thereto in Clause 1.1
                  (u)(xii);

         (l)      "ENVIRONMENTAL DAMAGE" means any one or more of the following:

                  (i)      ground water, surface water or aquifer contamination,

                  (ii)     soil contamination,

                  (iii) corrosion or deterioration of structures, equipment, fences, gathering lines or any other Tangible Interests;

                  (iv)     emissions of toxic or hazardous substances, and

                  (v) the effects of non-compliance with any environmental law, regulation, order or directive of any governmental authority having jurisdiction at the relevant time;

         (m) "FINAL ADJUSTMENT" means those further accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made subsequent to the Closing Date;

         (n) "GENERAL CONVEYANCE" means the document substantially in the form of Schedule "C" attached hereto and as required in accordance with Clause 4.3;

         (o) "INTERIM ADJUSTMENTS" means the interim accounting and adjustments, contemplated pursuant to Clause 3.8.1 of this Agreement, to be made on the Closing Date;

         (p) "KNOWLEDGE", for purposes of Clauses 10.1 and 11.1, means Vendor or Purchaser, as the case may be, shall be deemed to actually know or have knowledge of a matter, circumstance or thing when such matter, circumstance or thing has come to the attention of:

                  (i) an officer of such corporation (who as at the date hereof and at the Closing Date is an officer of such corporation); or

                  (ii) an employee or consultant of such corporation with responsibility for matters to which the matter, circumstance or thing relates (who as at the date hereof and at the Closing Date is an employee or consultant of such corporation with such responsibility), based upon an examination of Vendor's records, which examination has been conducted, under circumstances which a reasonable person would take cognizance of the matter, circumstance or thing;

         (q) "LANDS" means the lands in which Vendor is shown to have an interest as set forth and described in Schedule "A", but only insofar as rights to those lands are granted by the Documents of Title;

         (r) "MISCELLANEOUS INTERESTS" means the entire undivided right, title, estate and interest of Vendor, at the Effective Date, in and to all property, assets and rights, to the extent pertaining to Petroleum and Natural Gas Rights or Tangible Interests (excluding therefrom materials and supplies used in connection with operations where the costs have not been charged to the joint account of Persons having an interest therein and also excluding Petroleum and Natural Gas Rights or Tangible Interests), but including, without limitation to the generality of the foregoing:

                  (i) all Documents of Title and other agreements to the extent relating to Petroleum and Natural Gas Rights or Tangible Interests or any rights in relation thereto, including, without limitation, royalty agreements, joint operating agreements, gas processing agreements, gas transmission agreements, gas balancing agreements, common stream agreements, natural gas transportation agreements and agreements for the construction, ownership and operation of facilities;

                  (ii) all non-interpretive production and engineering information which is not of a proprietary nature and which relates directly to Petroleum and Natural Gas Rights or Tangible Interests, that Vendor either has in its custody or to which Vendor has access, but excluding:

                           A.       tax, legal and financial records;
                           B.       economic evaluations; and,
                           C. engineering, geophysical and geological information, to the extent it discloses technology or information which is proprietary to Vendor or information which Vendor is contractually prohibited from selling or disclosing to other Persons;

                  (iii) all well-bores and casing associated with the Wells situate within the Lands, or lands pooled or unitized including well licences issued in connection with the Wells;

                  (iv) all rights of Vendor as seller under all agreements for the sale of Petroleum Substances from the Lands or lands pooled or unitized therewith (the "relevant lands") having a term exceeding thirty-one (3 1) days but only to the extent such agreements are severable if they contain more lands or zones than the relevant Lands;

                  (v) all subsisting rights to enter upon, use and occupy the surface of any of the Lands, or to carry out operations thereon or therein and any other lands with which the Lands have been pooled or unitized or on which Tangible Interests are situate, including easements, right of way agreements and agreements for road crossing rights;

         (s) "PARTIES" means all parties to this Agreement, and "PARTY" means any of them;

         (t)      "PERMITTED ENCUMBRANCES" means:

                  (i) existing easements, rights of way, servitude's or other similar rights in lands;

                  (ii) the right reserved to or vested in any government or other public authority by the terms of any statutory provision, to terminate any Documents of Title or to require annual or other periodic payments as a condition of the continuance thereof;

                  (iii) the right reserved to any governmental authority to levy taxes on Petroleum Substances or the income or revenue therefrom and governmental requirements as to production rates on the operations of any property;

                  (iv) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

                  (v) undetermined or inchoate liens incurred or created as security in favour of the Person conducting the operation of any of the Assets for Vendor's proportion of the costs and expenses of such operations;

                  (vi) liens for taxes, assessments or governmental charges, which are not due or which are not delinquent;

                  (vii) mechanics', builders' or materialmen's liens in respect of services rendered or goods supplied for which payment is not at the time due;

                  (viii) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title;

                  (ix) agreements and plans relating to pooling or unitization;

                  (x) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;

                  (xi) the terms and conditions of the Documents of Title, provided that such terms and conditions do not create additional royalty burdens which are not specifically set forth in Schedule "A";

                  (xii) such royalty burdens and other encumbrances as are set forth in Schedule "A" under the heading of "Encumbrances";

                  (xiii) agreements for the sale of production from the Petroleum and Natural Gas Rights;

                  (xiv) trust obligations in the ordinary course of business; provided that such trust obligations do not create beneficial rights of ownership in and to the Assets;

         (u) "PERSON" means any natural person, firm, corporation, partnership, trustee, trust, unincorporated association, government or government agency not a Party, and pronouns used in connection therewith have a similar extended meaning;

         (v) "PETROLEUM AND NATURAL GAS RIGHTS" means the entire undivided right, title and interest of Vendor at the Effective Date, in and to the Petroleum Substances in the Lands or any lands pooled or unitized therewith and in and to any royalty rights in the Lands, which interests are, including without limitation, those interests set forth in Schedule "A";

         (w) "PETROLEUM SUBSTANCES" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, insofar as the rights to such substances or the proceeds therefrom are granted by the Documents of Title;

         (x) "PRIME RATE" means the rate of interest per annum used by the Canadian Imperial Bank of Commerce from time to time as the reference rate in determining rates of interest payable on Canadian dollar demand loans in Canada;

         (y) "PURCHASE PRICE" means the sum referred to in Clause 3.1 less reductions, if any, plus interest which shall have accrued on such sum, all as calculated in Clause 3.1;

         (z) "RIGHTS OF FIRST REFUSAL" means a right of first refusal, pre-emptive right of purchase or similar right whereby any Person, other than Vendor, would have the right to acquire or purchase all or a portion of the Assets as a consequence of Vendor having agreed to sell the Assets to Purchaser in accordance herewith;

         (aa) "TAKE OR PAY AMOUNT" means an amount equal to the Take or Pay payments outstanding at the Effective Date in respect of production sales agreements attributable to the Assets;

         (bb) "TANGIBLE INTERESTS" means the entire undivided interest of Vendor at the Effective Date in and to all tangible depreciable property and assets situated in, on or off the Lands (or lands pooled or unitized therewith) and to the extent that they are used or intended for use in connection with producing, gathering, processing, treating, storing, compressing or transporting Petroleum Substances produced from the Lands, including, without limitation, all tangible depreciable property and assets which form part of the Wells;

         (cc) "WELLS" means all producing, suspended, shut-in or abandoned wells and all water source or Injection wells located within or on the Lands or on any lands with which the Lands have been pooled or unitized as set forth and described under the heading "Wells" in Schedule "A".

1.2      DERIVATIVES

         When a capitalized derivative of a term defined herein is used, it shall have the corresponding meaning of the defined term, unless the context otherwise requires.

1.3      INTERPRETATION

         If Closing does not occur, each provision of this Agreement which presumes Purchaser has acquired the Assets shall be construed as having been contingent upon Closing having occurred.

1.4      RELATIONSHIP

         The rights, duties, obligations and liabilities of each of Nastan and GEOCAN hereunder shall be separate in accordance with and limited to the respective interest of each under this Agreement, and not joint, nor collective, nor joint and several, and each of the Purchasers shall hold their interest in the Assets as tenants in common. Nothing contained in this Agreement shall be construed to constitute either of the Purchasers as a partner of the other or to make either jointly liable for the obligations of the other.

2.       SCHEDULES

2.1      LIST OF SCHEDULES

         The following are the Schedules attached to and made a part of this
         Agreement:

         Schedule "A" - Vendors Interest, Petroleum Substances, Lands, Wells and Encumbrances

         Schedule "B" - Officer's Certificates

         Schedule "C" - General Conveyance

         Schedule "D" - Tangible Interests, facilities and other miscellaneous matters

         Schedule "E" - Production Sales Contracts

         Schedule "F" - Outstanding Authorities for Expenditure

2.2      CONFLICTS

         In the event of any conflicts between the provisions of the body of this Agreement and the Schedules, the provisions of the body of this Agreement shall prevail. In the event of any conflicts between the provisions of this Agreement and the Documents of Title, the provisions of the Documents of Title shall prevail.

3.       PURCHASE AND SALE

3.1      AGREEMENT OF PURCHASE AND SALE AND PURCHASE PRICE

         In accordance with the terms and conditions of this Agreement, Vendor agrees to sell to Purchaser and Purchaser agrees to purchase from Vendor, the Assets in the following proportions, namely:

                  Nastan            50%
                  GEOCAN            50%

         subject to Permitted Encumbrances, for the sum of Seventy Thousand Three Hundred and Thirty-Eight Dollars and Fifty-Seven Cents ($70,338.57), less reductions thereto, if any, pursuant to Articles 5 and 6 plus an amount equal to the interest which would have accrued on such sum, as so reduced, at the Prime Rate plus one (1%) percent per annum from and including the Effective Date to and including the day prior to the Closing Date, calculated daily and not compounded payable by each of Nastan and GEOCAN, each as to a 50% interest herein. The amount allocated to Petroleum and Natural Gas Rights in Clause 3.5 shall be increased by the additional amount paid by Purchaser to Vendor pursuant to this Clause.

3.2      OBLIGATION TO CLOSE

         If Nastan or GEOCAN, as the case may be (herein the "defaulting party") is obliged but is not ready, willing and able to complete the purchase of the Assets in accordance with this Agreement, the other party comprising the Purchaser hereunder shall nevertheless be obliged to complete the said purchase in accordance with this Agreement as to all of the Assets, as if such other Party was the only Party hereto as Purchaser. If any of the closing conditions set forth in Clause 7.1 has not been complied with, and one of the Parties comprising the Purchaser is prepared to waive such non-compliance but the other Party comprising the Purchaser is not prepared to waive such non-compliance, the first mentioned Party may at its election complete the purchase contemplated herein in accordance with this Agreement as to all of the Assets as if the first mentioned Party was the only Party hereto as Purchaser.

3.3      PURCHASED ASSETS ONLY

         Unless specifically included in the definition of Assets, all of the other property and assets of Vendor shall be excluded from the purchase and sale provided for in this Agreement.

3.4      ENVIRONMENTAL MATTERS

         In determining the Purchase Price, the Parties have taken into consideration Purchaser's assumption of all Abandonment and Reclamation Obligations and of all Environmental Damage associated with the Assets, whether the same have arisen prior to or subsequent to the Effective Date.

3.5      ALLOCATION OF PURCHASE PRICE

         The Purchase Price shall be allocated among the Assets in the following manner:

                  ASSETS

         (a)      Petroleum and Natural Gas Rights (80%)      $56,269.86
         (b)      Tangible Interests (20%)                    $14,067.71
         (c)      Miscellaneous Interests                     $     1.00
                                                              ----------
                  SUB-TOTAL                                   $70,338.57
                  GST                                         $   984.74
                                                              ----------
                  TOTAL                                       $71,323.31

3.6      PAYMENT OF PURCHASE PRICE

         The Purchase Price adjusted for Interim Adjustments shall be paid in full by Purchaser to Vendor by delivery of certified cheque(s) or bank draft(s) on the Closing Date at the place of Closing.

3.7      GOODS AND SERVICES TAX

         Purchaser shall also remit to Vendor on the Closing Date the Goods and Services Tax ("GST") applicable to the Assets. The GST Registration
         number for Vendor is      . If before the Closing Date there is a
         change in that portion of the Purchase Price allocated to Miscellaneous Interests, or Tangible Interests, which change is the result of any government authority or the voluntary re-allocation by the Parties, then the resulting GST amount shall be adjusted accordingly. If there is an increase in the GST, Purchaser shall promptly remit to Vendor the amount of such increase together with any interest and penalties associated therewith. If there is a decrease in the GST, Vendor shall promptly remit to Purchaser the amount of such decrease.

3.8      ADJUSTMENTS ON AND SUBSEQUENT TO CLOSING DATE

3.8.1    BASIS OF ADJUSTMENTS

         All benefits and obligations of every kind and nature payable or paid and received or receivable in respect of the Assets, including without limitation, maintenance, development, operating and capital costs and the proceeds for the sale of production, shall, except as otherwise provided herein, be apportioned between Vendor and Purchaser as of the Effective Date. Costs and expenses for work done, services provided and goods and services supplied shall be deemed to accrue for the purposes of this Article when the work is done and the goods or services are provided, regardless of when such costs and expenses become payable.

         (a)      INTERIM ADJUSTMENTS

                  At least five (5) days prior to the Closing Date, Vendor shall provide to Purchaser an interim accounting and adjustment in draft form, together with the information in support thereof, for review and examination by Purchaser. This interim accounting and adjustment shall be made by Vendor based upon all revenues, royalties, operating costs and capital costs accruing to Purchaser and received by the Vendor for the period commencing after the Effective Date. All revenues received by the Vendor, which were not accounted for as of the Closing and which are due to the Purchaser, shall after deducting any obligations or costs attributable to the Purchaser, be paid to the Purchaser within thirty (30) days of the receipt by Vendor.

         (b)      FINAL ADJUSTMENT

                  Within twelve (12) months following the Effective Date a further accounting shall be prepared by Vendor in regard to all charges and credits to be adjusted between Vendor and Purchaser. All revenues which are received or receivable by Vendor from the Assets and which are due to Purchaser shall, after deducting the obligations and costs for which Purchaser is responsible, be paid to Purchaser either on the Closing if they have been received on or before such Closing Date or within thirty (30) days of receipt thereof, if they are received after such Closing Date. Any monies received by Vendor shall be received as agent for and on behalf of Purchaser. The Vendor shall not be obligated to make any further adjustments after the twelve (12) months unless a specific request in writing is received within twelve (12) months following the Closing Date identifying in reasonable detail an adjustment required by this Agreement. The aforesaid twelve (12) month time frame does not apply to sub-clauses (c) and (d) hereof.

         (c)      CROWN ROYALTY ADJUSTMENT

                  Notwithstanding Clause 3.8.1(b), accounting or adjustments from Crown royalty audits or crown re-assessments relating to the period prior to the Effective Date:

                  (i) for which audit queries or re-assessments are outstanding as of the Closing Date; or

                  (ii) that occur after the Closing Date but no later than forty-eight (48) months following the end of the calendar year of Closing;

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be.

         (d)      ADJUSTMENTS RESULTING FROM AUDITS

                  Notwithstanding Clause 3.8.1 (b), accounting or adjustments resulting from joint venture audits, or from thirteen month adjustments for gas plant throughput and gas cost allowance for the Assets, relating to the period prior to Effective
                  Date:

                  (i) for which audit queries or thirteenth month adjustments are outstanding at Closing Date; or

                  (ii) with respect to joint venture audits that occur after the Closing Date but no later than thirty (30) months following the end of the calendar year of Closing; or

                  (iii) with respect to thirteen (13) month adjustments for gas plant throughput and gas cost allowance, that occur within four (4) years after the Closing Date, unless Purchaser has provided written notice to the Vendor within such four (4) year period, that an adjustment is outstanding.

                  shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be. Vendor may audit the records of Purchaser relating to such accounting or adjustments for two (2) years from the date the adjustment is made and accounting or adjustments resulting from the audit shall be settled between Vendor and Purchaser on an item-by-item basis as they occur.

         (e)      INTEREST

                  If a Party fails to pay within the time period established for the payment of any adjustment, interest shall accrue and be payable on the unpaid amount of such adjustment at the Prime Rate plus one (1%) percent per annum from the date such adjustment is payable until paid.

3.8.2    RENTALS AND TAXES

         Notwithstanding the provisions of Clause 3.8.1, rentals and all similar payments made by Vendor to preserve the Documents of Title, freehold mineral taxes and property taxes shall be apportioned as between Vendor and Purchaser on a per diem basis as of the Effective

         Date, whether paid by Vendor before or after the Effective Date if relating to the period after the Effective Date, unless Vendor elects to waive such apportionment of all or any portion of those payments which have been paid by Vendor and relate to the period after the Effective Date. Purchaser shall include in its income the proceeds and expenses related to Petroleum Substances produced on or after the Effective Date and shall be responsible for the payment of all income tax payable in respect thereto.

3.8.3    PRODUCTION

         With the exception of sulphur, all Petroleum Substances in inventory (i.e. which have been produced from the Lands and are in tanks or in any other form of storage) and to which Vendor is entitled at the Effective Date do not comprise part of the Assets and remain the property of Vendor. The proceeds from the sale therefrom shall accrue and belong to Vendor. Sales of Petroleum Substances shall be deemed to occur on a "first in, first out" basis. Vendor shall reimburse Purchaser for any reasonable charges paid by Purchaser to Persons for storage or sale of such inventory of Vendor, including costs of transporting such inventory to the point of sale and royalties payable in respect of such inventory, notwithstanding the provisions of Clause 3.8.1.

3.8.4    ACCOUNTS RECEIVABLE

         Purchaser shall provide all reasonable assistance to Vendor with respect to the collection from others of any accounts receivable of Vendor which relate to the Assets and which accrued prior to the Effective Date.

3.8.5    CASH CALLS

         In making adjustments pursuant to this Clause 3.8, Vendor shall be entitled to a credit for all cash call advances, operating funds, deposits and similar advances to operators of all or any of the Assets which stand to the credit of Vendor at the Closing Date and which are assigned to Purchaser at Closing.

3.8.6    ARBITRATION

         If the Parties can not agree as to the adjustments referred to in Clause 3.8.1 (b) hereof, the matter may be referred to arbitration by either Party for determination by one arbitrator in accordance with the Arbitration Act of Alberta.

4.       CLOSING AND CONVEYANCE DOCUMENTS

4.1      TRANSFER OF POSSESSION

         Possession of the Assets will pass from Vendor to Purchaser on the Closing Date and, for all other purposes, if Closing occurs, the transfer and assignment of the Assets from Vendor to Purchaser will be effective as of the Effective Date.

4.2      PLACE OF CLOSING

         Unless otherwise agreed in writing by the Parties, Closing shall take place at the offices of Howard, Mackie, the solicitors for the Purchaser, #1000, 400 Third Avenue SW Calgary, Alberta, on the Closing Date.

4.3      CLOSING AND GENERAL CONVEYANCE DOCUMENTS

         Vendor shall prepare, execute and deliver to Purchaser and Purchaser shall execute and deliver to Vendor on the Closing Date, a General Conveyance of the Assets in the form of Schedule "C" hereto, and use its best efforts to provide such other assignments, novations, transfers, trust agreements and documents, in registrable form to the extent applicable, respecting the Assets, as may be reasonably required by any Party, to complete the transfer of the Assets, provided no such document shall require Vendor to assume or incur any obligation or provide any representation or warranty beyond that contained in this Agreement. It shall not be necessary for any assignment and novation agreement to have been executed prior to or at Closing by parties thereto other than Vendor and Purchaser.

4.4      COST OF REGISTRATION

         Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Assets and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Assets.

4.5      CIRCULATION OF CONVEYANCE DOCUMENTS

         Purchaser shall be responsible for promptly:

         (a) registering all such conveyance documents relating to the Assets;

         (b) obtaining such novations from or giving notice to other Persons in respect thereof, and

         (c) providing written evidence to the Vendor of the execution of such novations by Persons thereto or written evidence of the forwarding of notice to other Persons where novations are not required.

4.6      SUBORDINATION OF AUXILIARY DOCUMENTS

         All documents executed by the Parties and delivered pursuant to the provisions of this Article 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

5.       PURCHASER'S REVIEW AND TITLE DEFECTS

5.1      ACCESS FOR INVESTIGATION

         Vendor shall allow Purchaser and its employees, agents, legal counsel, accountants or other representatives, between the date of this Agreement and the Closing Date, to have access during normal business hours of Vendor to the premises of Vendor and at the location of the Assets in order to inspect:

         (a) all the books, accounts, and other production data of Vendor relating to the operations of and revenues resulting from the operation of the Assets in Vendor's possession;

         (b) Documents of Title, material correspondence and technical operating data of Vendor pertaining thereto; and

         (c)      the Tangible Interests;

         to enable Purchaser to carry out its due diligence, subject always to contractual restrictions imposed upon Vendor relating to disclosure. Provided Closing occurs, Vendor shall deliver the information referred to in Clause 5. l(b) to Purchaser at Closing.

5.2      NOTICE OF THE TITLE DEFECTS

         Purchaser shall undertake a title review of the Assets. As soon as reasonably practicable after completion of its title review and, in any event, no later than seven (7) Business Days prior to the Closing Date, Purchaser shall give Vendor written notice of all defects and omissions which, in the reasonable opinion of Purchaser, materially and adversely affect the title of Vendor to the Assets and which Purchaser does not waive (all of which are referred to as "Title Defects"). Title Defects do not include the Permitted Encumbrances unless Purchaser is of the opinion the royalty burdens or other encumbrances listed in Schedule "A" under the heading "Encumbrances", are incorrectly described. Such notice shall include a description of each Title Defect and the interest affected thereby and to the extent reasonably possible, Purchaser's requirements for the rectification or curing thereof. Failure to include any Title Defects in a written notice when required, shall be deemed to be a waiver of such Title Defects.

5.3      CURING TITLE DEFECTS

         Prior to the Closing Date, Vendor shall diligently make reasonable efforts to cure or remove all Title Defects of which Purchaser has notified Vendor.

5.4      FAILURE TO REMOVE TITLE DEFECTS

         If any Title Defects are not cured or removed at or before three (3) Business Days prior to the Closing Date, Purchaser may elect on or before two (2) Business Days prior to the Closing Date to:

         (a) with the agreement of the Vendor, grant a further period of time within which Vendor may cure or remove the uncured Title Defects; or

         (b)      waive the uncured Title Defects and proceed with Closing; or

         (c) not purchase at Closing those Assets affected by the uncured Title Defects which Purchaser does not waive, in which event the Purchase Price will be reduced by the amount of the values determined in accordance with Clause 5.5 and Purchaser shall proceed with Closing with respect to those Assets not affected by Title Defects which Purchaser does not waive, or

         (d) terminate this Agreement, if the portion of the Purchase Price applicable to the Assets affected by the uncured Title Defects which Purchaser does not waive exceeds 35% of the Purchase Price, with values determined in accordance with Clause 5.5, whereupon neither Vendor nor Purchaser shall have any further obligation under this Agreement to each other except for those specified in Clause 6.4 and Article 9.

         Failure by Purchaser to elect and give notice of election shall be deemed conclusively to be an election to waive all Title Defects.

5.5      DETERMINATION OF TOTAL VALUE AMONG ASSETS FOR TITLE DEFECTS

         If it is necessary to allocate value to any particular portion of the Assets for the purposes of Clause 5.4(c), 5.4(d) or Clause 6.3, the Parties shall allocate a value they can agree upon, acting reasonably. Failing such agreement, then within three (3) Business Days of notice being given by one Party to the other:

         (a) each of them shall provide to the other, at the same time, a written statement separately setting forth its proposed value in respect of each of the affected Assets ("Affected Assets"); and

         (b) each Party shall submit the determination of the value of the Affected Assets to J.P. Hunter & Associates Ltd. (the "Evaluator"), together with written instructions that:


                  (i) the Evaluator, in accordance with good engineering and evaluation practices, select a value for each of the Affected Assets from and based only upon the values submitted by the Parties; and

                  (ii) such evaluation must be completed within five (5) Business Days from the date of submission.

         The fees and other costs to be paid to the Evaluator in respect to the services performed by it shall be borne in equal shares between Vendor and Purchaser. Notwithstanding other provision in this Agreement concerning the Closing Date, if a value is to be determined by the Evaluator and the Evaluator's decision has not been received by the Parties on or before two (2) Business Days prior to the Closing Date, then the Closing Date shall be extended automatically to two (2) Business Days after the Evaluator's decision has been given to the Parties. Provided however, if a Party fails to provide a determination of value to the Evaluator together with its written instructions as set out herein, then the Evaluator shall select the other Party's determination of value and the transaction shall proceed on the Closing Date.

5.6      CURED TITLE DEFECTS

         Notwithstanding the reduction of the Purchase Price pursuant to Clause 5.4(c), the Purchaser agrees that in the event Vendor is able to cure or rectify a Title Defect with respect to any particular portion or portions of the Assets (each a "Cured Asset") within a period of sixty
         (60) days after the Closing Date, Purchaser shall purchase such Cured Asset from Vendor at a date ninety (90) days from the Closing Date at the price by which the Purchase Price was so adjusted. Purchaser has no obligation to purchase any such Cured Asset where, in the opinion of Purchaser acting reasonably, the value of such Cured Asset has declined or been diminished in the intervening period as a result of new Title Defects or physical damage or loss of such Cured Asset.

6.       RIGHTS OF FIRST REFUSAL

6.1      RIGHTS OF FIRST REFUSAL

         The Parties acknowledge that some of the Assets may be subject to Rights of First Refusal or material consents. Purchaser may not waive the existence or operation of any Right of First Refusal and shall provide Vendor with its bona fide allocations of the portion of the

         Purchase Price allocated to the Asset subject to a Right of First Refusal. Thereafter, Vendor shall promptly serve all notices required by the applicable Right of First Refusal utilizing Purchaser's allocations, if they are reasonable. Purchaser shall, if requested by Vendor, provide access to such information, analysis and calculations as may be necessary to justify such allocations. Each such notice shall include particulars of this transaction and a request for a waiver of the applicable Right of First Refusal.

6.2      EFFECTS OF RIGHTS OF FIRST REFUSAL

         Notwithstanding anything to the contrary, express or implied, Purchaser acknowledges and agrees that if any such Rights of First Refusal are exercised by any other Person, then:

         (a) the Assets subject thereto shall be excluded from this Agreement, without any liability of either Party to the other, and the Purchase Price shall be adjusted downward by the aggregate amount by which such Assets are purchased by such Persons pursuant to the agreements granting the Rights of First Refusal;

         (b) the Purchase Price shall be reallocated among the Petroleum and Natural Gas Rights, Tangible Interests and Miscellaneous Interests as required; and

         (c) the items "Assets", "Lands", "Documents of Title", "Miscellaneous Interests", "Petroleum and Natural Gas Rights" and "Tangible Interests" shall be construed as meaning only that portion of the subject matter of these terms with respect to which Closing occurs.

6.3      RIGHT OF TERMINATION

         In the event the value of the Assets subject to exercised Rights of First Refusal or for which material consents have not been received exceeds thirty-five (35%) percent of the Purchase Price, then Purchaser may terminate this Agreement by written notice to Vendor. In such case, neither Vendor nor Purchaser shall have any further obligation under this Agreement to the other except for those specified in Clause 6.4 and Article 9.

6.4      WAIVER

         By its execution of this Agreement Vendor hereby waivers its right of first refusal, if any, under the Participation and Operating Agreement dated February 25, 1987, with respect to the sale to Purchaser by each of Permez Petroleums Ltd. and Merlin Resources Ltd. of their interests in SW1/4 Section 25-69-9-W5M.

7.       CLOSING CONDITIONS

7.1      PURCHASER'S CONDITIONS

         The obligation of Purchaser to complete the purchase of the Assets on the Closing Date, shall be subject to the fulfilment of each of the following conditions precedent by the times set forth below or if not stated, at, or prior to, the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICER'S CERTIFICATE. All of the representations and warranties of Vendor made in this Agreement shall be true and correct in all respects as of the Closing Date, and Vendor shall have delivered to Purchaser an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY VENDOR. Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF CONVEYANCE DOCUMENTS. Vendor shall have executed and delivered to Purchaser the Conveyance Documents;

         (d) ENVIRONMENTAL MATTERS. On or before close of business on the fifth Business Day prior to the Closing Date, Purchaser shall have satisfied itself, acting reasonably, that no outstanding material Environmental Damage is associated with the Assets. Unless written notice of outstanding material Environmental Damage is given by Purchaser to Vendor on or prior to the third Business Day prior to the Closing Date, Purchaser shall be deemed to have satisfied itself in respect of Environmental Damage. Vendor shall not be required to conduct or pay for any environmental audit, but, if Purchaser elects to conduct its own environmental audit, it shall provide a copy of such report, without charge, to Vendor;

         (e) NO SUBSTANTIAL DAMAGE. From the Effective Date to the Closing Date, no substantial physical damage, including Environmental Damage shall have occurred to the Assets, which would have a material adverse effect on the aggregate value of the Assets;

         (f) NO SECURITY INTERESTS. Purchaser receiving registrable discharges or letters of no interest from the respective lender in respect of any and all security interests which are registered against the Assets, or any part thereof, and which are not to be assumed by Purchaser; and

         (g) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired prior to the Closing Date, after proper notice being given.

         The foregoing conditions are inserted for the sole benefit of Purchaser. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Purchaser may terminate this Agreement by notice to Vendor, and in that event Purchaser shall be released from all obligations, other than those specified in Clause 6.4 and Article 9, and unless Purchaser can show that the condition or conditions, the non-performance thereof by Vendor has caused Purchaser to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Vendor, then Vendor shall also be released from all obligations except those specified in Clause 6.4 and Article 9; provided that any condition may be waived in writing, in whole or in part, by Purchaser without prejudice to its right of termination in the event of non-fulfilment of any other condition or conditions. After the Closing Date, Purchaser may not rescind or terminate this Agreement and Purchaser's remedies, if any, shall be limited to damages.

7.2      VENDOR'S CONDITIONS

         The obligation of Vendor to complete the sale of the Assets on the Closing Date shall be subject to the fulfilment of each of the following conditions precedent at or prior to the Closing Date:

         (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICERS' CERTIFICATE. All of the representations and warranties of Purchaser made in this Agreement shall be true and correct in all respects as of the Closing Date, and Purchaser shall have delivered to Vendor an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

         (b) MATERIAL COMPLIANCE BY PURCHASER. Purchaser shall have performed or complied with, in all Material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

         (c) DELIVERY OF DOCUMENTS. Purchaser shall have executed and delivered to Vendor at least one copy of the Conveyance Documents;

         (d) TENDER OF PURCHASE PRICE. Purchaser shall have tendered to Vendor, in the form stipulated herein, the Purchase Price together with an amount equal to the Interim Adjustments payable to Vendor; and

         (e) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired at least seven (7) days prior to the Closing Date, after proper notice being given.

                                       20
         The foregoing conditions are inserted for the sole benefit of Vendor. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Vendor may terminate this Agreement by notice to Purchaser, and in that event Vendor shall be released from all obligations, except those specified in Clause 6.4 and
         Article 9, and unless Vendor can show that the condition or conditions the non-performance thereof by Purchaser has caused Vendor to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Purchaser, then Purchaser shall also be released from all obligations except those specified in Clause 6.4 and
         Article 9; provided that any condition may be waived in whole or in part by Vendor without prejudice to its right of termination in the event of non-fulfilment of any other conditions. After the Closing Date, Vendor may not rescind or terminate this Agreement and Vendor's remedies, if any, shall be limited to damages.

7.3      DILIGENCE WITH RESPECT TO CONDITIONS

         Each Party shall proceed diligently, honestly and in good faith and use reasonable efforts in order to satisfy its respective conditions set forth in Article 7.

8.       MAINTENANCE OF ASSETS

8.1      LIMITATIONS ON VENDOR

         From the Effective Date hereof until the Closing Date, and after the Closing Date, until Purchaser is novated into any Documents of Title governing the Assets and, to the extent the nature of Vendor's interest permits and subject always to all terms and conditions of the Documents of Title, Vendor:

         (a) shall, to the extent it is operator of the Assets, maintain and operate the Assets in a proper and prudent manner in accordance with generally accepted oil and gas practices and procedures, provided that Vendor shall have no responsibility to maintain or obtain insurance with respect to the Assets from and after Closing;

         (b)      shall not, without the prior written consent of Purchaser:

                  (i) voluntarily assume or initiate any obligation, or make any commitment with respect to the Assets, the Vendor's share of which with respect to any single item is estimated to exceed twenty-five thousand Dollars ($25,000.00) or with respect to any project or proposal, if Vendor's share of the cost of the project or proposal is estimated to exceed twenty-five thousand Dollars ($25,000.00);

                  (ii)     surrender or abandon any of the Assets;

                  (iii) amend any Document of Title or enter into any new agreement of a material nature, respecting the Assets;

                  (iv) sell any of the Assets, except sales of the production of Petroleum Substances in the ordinary course of business;

                  (v) except for Permitted Encumbrances, encumber any of the Assets; or

                  (vi) exercise any Rights of First Refusal or area of mutual interest option arising out of the Assets;

         except Vendor may without the prior written consent of Purchaser exceed the guidelines set forth in Clause 8.1(b)(i), if reasonably required to protect life or property in an emergency situation, to comply with laws or to preserve the value of the Assets if proper and prudent and in accordance with generally accepted oil and gas practices and procedures, in which case, Vendor shall promptly notify Purchaser of such action and the estimated cost thereof.

8.2      LIMITATION ON PURCHASER

         Until the Closing Date, Purchaser shall not be entitled to propose to Vendor, or to cause Vendor to propose to others, the conduct of any operations, or the exercise of any right or option in relation to the Assets, except with the written consent of Vendor which may be withheld at Vendor's sole discretion. Vendor shall give prompt notice of any proposal made to it to Purchaser.

8.3      AFTER CLOSING

         After Closing and until novation is completed with respect to the applicable Documents of Title governing any particular Asset, the following shall apply with respect to those Assets for which novation is not completed:

         (a) Vendor shall promptly forward to Purchaser all information and documents it receives from others with respect to such Assets;

         (b) Vendor shall promptly remit to Purchaser, after having received from others, all revenues (less expenses paid by Vendor) which have accrued after the Effective Date in respect of such Assets;

         (c) Vendor shall make such elections and respond to all notices received in respect of such Assets in accordance with the instructions of Purchaser, provided Vendor may, but shall not be obliged to, follow instructions it reasonably believes to be harmful or unlawful or in conflict with the applicable agreement; and

         (d) In a timely manner, Purchaser shall provide Vendor with copies of any information, etc., pertaining to Alberta gas cost allowance which it has filed for the year ending December 31, 1999.

8.4      RATIFICATION OF VENDOR'S ACTIONS

         From and after the Effective Date and until Purchaser is novated into such Documents of Title, Vendor shall be deemed to be agent of Purchaser and Purchaser ratifies all actions taken or lack of action taken by Vendor in connection with the Assets on behalf of Purchaser in accordance with the terms and provisions of this Agreement other than those actions for which Vendor has been grossly negligent or where Vendor is guilty of wilful misconduct. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or written concurrence of Purchaser.

8.5      PURCHASER LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all losses, costs, damages and expenses which Vendor, its directors, agents or employees, may suffer, sustain, pay or incur; and, in addition

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all liabilities, losses, costs (including legal costs on a solicitor/client basis), claims, damages and expenses which may be brought against or suffered by Vendor or its directors, agents or employees, in relation to operations as a result of Vendor maintaining the Assets from and after the Effective Date as agent for Purchaser pursuant to this Article 8, provided such liability, loss, cost (including legal costs on a solicitor/client basis), claim, damage, or expense is not a direct result of the gross negligence or wilful misconduct of Vendor, its directors, agents or employees. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or concurrence of Purchaser.

9.       CONFIDENTIALITY OF PURCHASER

9.1      CONFIDENTIALITY

         Until the Closing Date, or in the event of termination of this Agreement without consummation of the transactions contemplated herein, Purchaser shall keep confidential all information respecting the Assets obtained from Vendor. Such confidential information respecting the Assets shall be used only for the purposes of this acquisition and disclosed only to those of its employees, agents, legal counsel, accountants or other representatives on a "need to know" basis. Upon Closing, Purchaser's rights to use or disclose such information shall be subject only to confidentiality provisions contained in any operating or other existing agreements that may apply thereto in respect of the Assets. Any information obtained as a result of such access which does not relate to the Assets shall continue to be treated as confidential and shall not be used by Purchaser without the prior written consent of Vendor. The restrictions on disclosure and use of information obtained in connection with this Agreement shall not apply to information, to the extent it:

         (a) is or becomes publicly available through no act or omission of Purchaser or its employees, agents, consultants, advisors or other representatives;

         (b) is subsequently obtained lawfully from a Person who, after reasonable inquiry, Purchaser does not know is bound to Vendor to restrict the use or disclosure of such information;

         (c) is already in Purchaser's possession at the time of disclosure, without any restriction on its disclosure; or

         (d) is required to be disclosed pursuant to the applicable legislation, regulations, or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

         Specific items of information shall not be considered to be in the public domain merely because more general information respecting the Assets is in the public domain.

9.2      PURCHASER'S REPRESENTATIVES

         If Purchaser employs consultants, advisors or agents to assist in its review of the items listed in Clause 5.1, Purchaser shall be responsible to Vendor for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in Clause 9.1 and Purchaser shall be liable to Vendor for all damages, costs or expenses Vendor may suffer or incur as a result of any unauthorized use or disclosure of such confidential information in contravention of this Clause 9.2 by such representatives of Purchaser.

9.3      RETURN OF CONFIDENTIAL INFORMATION

         If Closing does not occur and this Agreement is terminated, then all documents, working papers and other written material obtained from Vendor in connection with this Agreement shall be returned to Vendor forthwith. No copies of such information are to be retained by Purchaser.

10.      REPRESENTATIONS AND WARRANTIES OF VENDOR

10.1     REPRESENTATIONS AND WARRANTIES OF VENDOR

         Vendor hereby represents and warrants to Purchaser that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into and execute this Agreement, to sell the Assets and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, its charter, bylaws or similar constating documents of Vendor, or any provision of any agreement or instrument of a material nature to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulations applicable to it and of which it is aware is in effect in Alberta, except requirements of Documents of Title to obtain consents of other Persons who are parties thereto to the sale of the Assets pursuant hereto;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

         (f) LAWSUITS. To its Knowledge, based upon an examination of its records, no suit, action or other proceeding is in existence, pending or threatened against or by it before any court or governmental agency which would materially adversely affect, Vendor's title to or ownership of the Assets or the value of the Assets;

         (g) CANADIAN RESIDENT. It is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

         (h) ENCUMBRANCES. The Assets will, to its Knowledge, at the Closing Date, be free and clear of all liens, encumbrances and adverse claims created by, through or under it except for the Permitted Encumbrances, those Title Defects waived by Purchaser and as otherwise set out on Schedule "A" hereto;

         (i) KNOWLEDGE OF DEFAULT. To its Knowledge, it has not received notice of any material default under any Documents of Title which default is continuing as of the Closing Date and where such default would adversely impact upon the value of the Assets or any part thereof or subject the Documents of Title to cancellation or termination;

         (j) PRODUCTION CONTRACTS. Except as set forth in Schedule "E", there are no production sales agreements or arrangements under which it, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person, other than contracts which are terminable on less than thirty-two (32) days' notice:

         (k) TAKE OR PAY AMOUNT. To its Knowledge, there are no Take or Pay Amounts outstanding as of the Effective Date;

         (l) REDUCTION OF INTEREST. Except for Permitted Encumbrances and as disclosed in the Documents of Title, to its Knowledge, the Petroleum and Natural Gas Rights are not subject to reduction by virtue of the conversion or other alteration of the interest of any Person under existing agreements created by, through or under Vendor;

         (m) GOOD STANDING UNDER AGREEMENTS. To its Knowledge, it is not in breach in any material respect under any material agreements and instruments having application to the Assets or any part thereof to which it is a party or is bound;

         (n) NET CARRIED INTERESTS. Except as disclosed in the Documents of Title, to its Knowledge, there are no carried interests whereby it is obligated to pay a share of the costs associated with any of the Assets attributable to the interest of another Person;

         (o) PRODUCTION PENALTY. Except as disclosed in the Documents of Title, to its Knowledge, the Wells related to the Lands are not subject to a production penalty whereby the production proceeds allocable to Vendor's interest are payable to a third party until an amount calculated in respect of certain costs and expenses paid by such third party are recovered by such third party;

         (p) QUIET ENJOYMENT. Subject to the other representations of Vendor pursuant hereto and to the rents, covenants, conditions and stipulations in the Documents of Title reserved and contained on the lessee's or holder's part thereunder to be paid, performed and observed, Purchaser may enter into and upon and hold and enjoy the Assets for the residue of their respective term thereof for its own use and benefit without any lawful interruption of or by Vendor or any other Person claiming by, through or under Vendor except pursuant to or in respect of Permitted Encumbrances and those Title Defects waived by Purchaser;

         (q) PAYMENT OF TAXES. To its Knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable by it to the Effective Date have been paid and discharged;

         (r) LAWS. To its Knowledge, it has not received notice of default in any material respect of any decrees, statutes and regulations of government authorities which relate to the Assets, the default or failure of which would have a material adverse effect on the value of the Assets or any part thereof,

         (s) JUDGEMENTS AND LAWS. To its Knowledge, Vendor is not in default of any judgement, order, writ, injunction or decree of any court, government department, commission or other administrative agency and it is, to its Knowledge, substantially complying, in all material respects, with all decrees, statutes and regulations of governmental authorities, the default or failure of which by it would have an adverse effect on the value of the Assets or any part thereof,

         (t)      ENVIRONMENTAL MATTERS.  To its Knowledge, it has not received:

                  (i) any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets;

                  (ii) any demand or notice with respect to the breach of any environmental law applicable to the Assets, including, without limitation, any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants; or

                  (iii) notice from the operator advising of operator's non-compliance with any laws applicable to the Assets including without limitation any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants;

         which orders, directives, demands or notices remain outstanding as of the Closing Date;

         (u) ENVIRONMENTAL CLAIMS. To its Knowledge, Vendor has not received any notice of any claim by any third party (including governmental authorities) of pollution or other Environmental Damage arising from drilling, production or similar operations on the Lands or lands pooled or unitized therein or of any claim requesting that any action be taken to prevent pollution or other Environmental Damage from drilling, production or other operations on the Lands or lands pooled or unitized therewith which notice or claim remains outstanding as of the date hereof,

         (v) OIL AND GAS FIELD PRACTICE. To its Knowledge, the Wells related to the Lands have, in all material respects, been drilled and if completed, completed and if abandoned, abandoned in compliance with all statutes, rules and regulations existing at the relevant time;

         (w) RIGHTS OF FIRST REFUSAL. To its Knowledge, no Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been waived or exercised by the holder thereof or having expired after proper notice being given;

         (x) OUTSTANDING AFE'S. Other than as disclosed in Schedule "F", there are no authorizations for expenditures approved by it with respect to the Assets pursuant to which amounts in excess of twenty -five thousand Dollars ($25,000.00) may become payable after the date hereof and there are no outstanding cash calls in excess of twenty-five thousand Dollars ($25,000.00) with respect to the Assets;

         (y) DISCLOSURE OF DOCUMENTS. To its Knowledge, all documents and agreements affecting the title to the Assets or production or revenue from the Assets will have been made available by Vendor to Purchaser by the Closing Date, with exception of those contracts for the sale of Petroleum Substances which have a term equal to or less than thirty-two (32) days; and

         (z) ROYALTIES. All royalties payable by Vendor in respect of the Petroleum and Natural Gas Rights have been properly paid as of the Effective Date.

10.2     NO WARRANTY OF TITLE

         Notwithstanding anything contained in this Article 10, Vendor does not warrant title to the Assets or purport to convey any better title than it now has.

10.3     NO OTHER VENDOR WARRANTIES

         Vendor makes no warranty whatsoever except as and to the extent set forth in Clause 10.1. Without limiting the generality of the foregoing, Vendor does not make any representation or warranty with respect to:

         (a) the quality, quantity or recoverability of the Petroleum Substances within or under the Lands or any lands pooled or unitized therewith;

         (b) the value of the Assets or the future revenues applicable thereto,

         (c)      any economic evaluations respecting the Assets, or

         (d) the quality, condition, merchantability or serviceability of all or any of the Tangible Interests, or their suitability for any particular purpose.

11.      REPRESENTATIONS AND WARRANTIES OF PURCHASER

11.1     REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Vendor that:

         (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

         (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into this Agreement and to purchase and pay for the Assets, on the terms described herein and to perform its other obligations under this Agreement;

         (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with its charter, bylaws or similar constating documents of it, or any provision of any agreement or instrument to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulation applicable to Purchaser in effect in Alberta of which it Is aware;

         (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

         (e) FINDER'S FEES. It has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability;

         (f) THE INVESTMENT CANADA ACT. Either it is not a "non-Canadian" as such term is defined in The Investment Canada Act, or, if it is such "non-Canadian", then either the transaction herein is not notifiable or reviewable under such Act or such Party will make application to satisfy the requirements of such Act so that the transaction herein provided for may be completed on the Closing Date without contravention of the Act;

         (g) PURCHASER AS PRINCIPAL. It is acquiring the Assets in its capacity as a principal;

         (h) FINANCING CAPABILITY OF PURCHASER. It either now has or will have at Closing sufficient funds to close the transactions hereby contemplated upon the Closing Date; and

         (i) COMPETITION AND SECURITIES ACTS. It has complied with the Competition Act (Canada) and the relevant Securities Acts to the extent applicable to the transaction herein.

11.2     PURCHASER'S OWN EXAMINATION AND EVALUATION

         Without detracting from Purchaser's reliance on Vendor's representation and warranties in Clause 10.1, Purchaser acknowledges that as of the Closing Date it will have made its own independent investigation, analysis, evaluation and inspection of Vendor's interest in the Assets, including a review of Vendor's title thereto and the state and condition thereof, and will have relied on its own investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Assets and Vendor's title thereto.

11.3     GAS COST ALLOWANCE

         Vendor and Purchaser shall co-operate in the timely preparation of gas cost allowance filings which may be required of the Parties from time to time. Purchaser agrees to do such reasonable things in a timely manner, as Vendor may request, to provide to Vendor or to the Crown information required by Vendor for such filings.

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

12.1     DATES REPRESENTATIONS AND WARRANTIES APPLY

         The representations and warranties of the Parties set forth in Clauses
         10. 1 and 11. 1 shall be true or performed, as the case may be, as at the Effective Date and the Closing Date.

12.2     LIMITATION OF LIABILITY.

         The representations and warranties contained herein shall survive the Closing Date, notwithstanding the Closing and delivery of any covenants, representations and warranties in any other agreements prior or subsequent thereto, and shall remain in full force and effect for the benefit of Purchaser with respect to Clause 10.1 and for the benefit of Vendor with respect to Clause 11.1, but no claim or action in respect of any breach of such representation or warranty shall be made unless the Party making such claim or bringing such action has given notice of such claim (including reasonable particulars of the misrepresentations or breach) to the other within twelve (12) months following the Closing Date. Notwithstanding any other provision of this Agreement:

         (a) a Party shall not be entitled to any payment from the other Party for breach of any covenants, representations or warranties referred to in Clauses 10.1 and 11.1 for misrepresentation pursuant to this Agreement or for indemnification pursuant to Clause 13.1, unless a claim (s) by such Party exceeds in aggregate Two Thousand Five Hundred Dollars ($2,500.00); and

         (b) the maximum aggregate liability of Vendor to Purchaser for any breaches of any covenants, representations or warranties referred to in Clause 10.1, for misrepresentation pursuant to this Agreement and in respect of any claims for indemnity pursuant to Clause 13.1, shall not in any event exceed the Purchase Price.

12.3     KNOWLEDGE BY PURCHASER

         Purchaser shall have no remedy or cause of action for a breach of representation or warranty for any circumstance, matter or thing actually known to Purchaser, or any employee, agent, consultant or representative thereof, as at the Closing Date.

12.4     NOT TRANSFERABLE

         The representations and warranties set forth in Clauses 10.1 and 11.1 are made for the exclusive benefit of Purchaser and Vendor, as the case may be, and are not transferable and may not be the subject of any rights of subrogation in favour of any other Person.

13.      INDEMNITY

13.1     INDEMNITY OF VENDOR

         Subject to Clauses 12.2 and 13.4, Vendor shall indemnify Purchaser and its directors, employees and agents from and against all Losses which Purchaser, its directors, employees or agents, pays or pay to third parties as a consequence of a breach, as of the Closing Date, of any representations and warranties of Vendor contained in Clause 10.1 of this Agreement, excepting any Losses, if and to the extent caused by the gross negligence or wilful default of Purchaser, its successors, agents or assigns. The indemnity granted by Vendor in this Clause 13.1 is not a title warranty and does not provide an extension of any representation or warranty contained in Clause 10.1 or any additional remedy with regard to the breach by Vendor of any representation or warranty. Furthermore, the indemnity of Vendor to Purchaser granted pursuant to this Clause 13.1 shall only apply to claims of indemnity made by Purchaser to Vendor by giving written notice to Vendor within twelve (12) months following the Closing Date and, in any event, the maximum aggregate liability and indemnity of Vendor to Purchaser for Losses suffered by Purchaser pursuant hereto and as a result of any breaches of any representations or warranties shall not exceed the Purchase Price.

13.2     PURCHASER'S LIABILITY AND INDEMNITY TO VENDOR

         If Closing occurs and in addition to indemnity under Clause 8.5, Purchaser hereby agrees:

         (a) to be liable to Vendor, its directors, agents and employees, for all Losses which Vendor, its directors, agents or employees, pay, suffer, sustain or incur, and, in addition;

         (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all Losses which may be brought against or suffered by Vendor, its directors, agents or employees, in relation to the Assets and arising out of or in connection with operations which arise on or subsequent to the Effective Date, excepting any Losses if, and to the extent, caused by the gross negligence or wilful default of Vendor or its agents or arise as a result of a breach by Vendor of any of the terms of this Agreement.

13.3 PURCHASER'S ASSUMPTION OF ENVIRONMENTAL DAMAGE AND ABANDONMENT AND RECLAMATION OBLIGATION

         Purchaser acknowledges that it has been given the opportunity to inspect the Assets prior to Closing Date; that it is familiar with the condition of the Assets, and that it is acquiring the Assets on an "as is" basis. Upon the Effective Date, Purchaser assumes the entire responsibility and liability for all Losses which Vendor may suffer, sustain or incur, and, in addition shall indemnify and save harmless Vendor and its directors, employees and agents from and against all Losses which may be brought against Vendor or which Vendor, its directors, employees or agents, may suffer, sustain or incur in connection with or as a result of each and every act or omission, matter or thing related to the Assets done, omitted, occurring or accruing on, prior to or subsequent to the Effective Date with respect to any Environmental Damage or any Abandonment and Reclamation Obligation and without regard to how or who caused such Losses, except, subject to the provisions of Clause 12.2 to the extent that same relate to inaccuracies or failure of the representations and warranties set forth in Clause 10.1.

13.4     LOSSES

         For the purpose of this Article 13, "Losses" means losses, costs, claims, damages, expenses and liabilities and includes, without limitation, legal costs on a solicitor and client basis.

14.      ONGOING COVENANTS OF PURCHASER

14.1     DOCUMENTS OF TITLE

         On and after the Closing Date, Purchaser agrees with Vendor it shall be bound by, observe and perform, as they become due, all covenants, obligations and liabilities respecting the Assets, including, without limitation, the performance of all obligations of Vendor under the Documents of Title and other agreements respecting the Assets.

14.2     VENDOR'S ACCESS TO RECORDS

         On and after the Closing Date, Purchaser hereby agrees to allow Vendor, its employees, agents, legal counsel, accountants and other representatives, to have access to the premises of Purchaser during normal business hours of Purchaser in order to inspect and take copies of such information delivered by Vendor to Purchaser in accordance with Clause 5.1, if reasonably required by Vendor, in connection with any joint venture or Crown audit, any potential or threatened legal or administrative proceeding by or against Vendor in relation to the Assets, or to enable Vendor to comply with a law or the requirement of any governmental authority. Nothing herein shall prevent Vendor from making and retaining copies of any such documents at any time. Vendor shall hold all information and documents confidential and that same shall only be used by Vendor for the purpose specified by Vendor.

14.3     INITIATION OF AUDITS

         On and after the Closing Date up until Final Adjustments are made, Purchaser shall advise Vendor of the initiation and results of any joint venture or Crown audit in relation to the Assets to the extent it relates to any matters accruing prior to the Effective Date.

15.      NO MERGER

15.1     NON-MERGER

         The representations and warranties set forth in Clauses 10.1 and 11.1 and the indemnities set forth in Article 13 and the covenants in
         Article 14 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

16.      NOTICE

16.1     METHOD OF NOTICE

         Any notice, communication or other document (hereinafter called "Notice") required or permitted to be given under this Agreement by one Party to the other shall be in writing and shall be sufficiently given and received if:

         (a) personally served on the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2, at the time of actual delivery, or, if delivered by hand to a responsible Person at the address of the Party to which such Notice is directed, two (2) hours following delivery to such Party; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party;

         (b) sent by telecopy (or by any other like method of telefacsimile by which a written message may be sent) and directed to the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2 at that Party's telecopier number set forth below, and such Notice so given shall be deemed to have been received by the recipient, if the time of transmission is stated, two (2) hours following the time so stated; provided that If such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party; or

         (c) mailed by first class registered post, postage prepaid, to the other Party (such Notice so served shall be deemed to have been received by the recipient Party on the fourth (4th) Business Day of such recipient Party following the date of mailing thereof); provided that in the event of an actual or threatened postal strike or other labour disruption that may affect the mail service, Notices shall not be mailed.

16.2     ADDRESS FOR NOTICE

         The address for Notice for each of the Parties shall be as follows:

         VENDOR:                               PURCHASER:

         Cumulus Investments Ltd.              Nastan Resources Ltd.
         1023 - 32nd Avenue S.W.               Suite 2210, 800 - 5th Avenue SW
         Calgary, Alberta                      Calgary, Alberta
         T2T 1V5                               T2P 3T6
         Attention: Land Manager               Attention: Land Manager
         Fax: (403)                            Fax: (403) 508-1265
and

                                               GEOCAN Energy Inc.
                                               800, 717 - 7th Avenue SW
                                               Calgary, Alberta
                                               T2P 3H3
                                               Attention: Land Manager
                                               Fax: (403) 261-3834

16.3     CHANGES ADDRESS FOR NOTICE

         Any Party may, from time to time, change its address for Notice by giving written notice to the other.

17.      MISCELLANEOUS PROVISIONS

17.1     PUBLIC ANNOUNCEMENTS

         No Party shall release any information concerning this Agreement and the transaction herein provided for without the prior written consent of Vendor, which will not be withheld unreasonably. Nothing contained herein shall prevent any Party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law or if such Party considers it to be advisable in the circumstances, provided that the Parties shall advise each other in advance of any public statement which they propose to make regarding the said transaction. Nothing herein contained shall prevent Vendor from furnishing information relating to the said transaction or the identity of Purchaser in connection with the procurement of the consent of other Persons or in sending notices concerning any Right of First Refusal where required pursuant to any Documents of Title.

17.2     SIGNS AND NOTIFICATIONS

         After Closing, Vendor may remove any signs which indicate Vendor's ownership or operation of the Assets. It shall be the responsibility of Purchaser, where necessary, to erect or install any signs that may be required by governmental agencies indicating Purchaser to be the owner of the Assets and to notify contractors, governmental agencies and any other Person of Purchaser's interest in the Assets.

17.3     HEADINGS AND DESCRIPTIONS

         The headings of all Articles, Clauses and Subclauses are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement, or any provision thereof. Use of words "Article", "Clause" or "Subclause" in this Agreement refers to an Article, Clause or Subclause of this Agreement unless a contrary intention is specifically stated.

17.4     SINGULAR/PLURAL

         Whenever the singular or masculine or neuter is used in this Agreement or in the Schedules, it shall be interpreted as meaning the plural or feminine or body politic or corporate or vice versa, as the context requires.

17.5     CONFLICTS AND ENTIRE AGREEMENT

         The provisions contained in all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict between the provisions contained in any documents or agreements collateral hereto and the provisions of this Agreement, the provisions of this Agreement shall prevail unless otherwise expressly provided herein.

17.6     WAIVER

         Any waiver of any term or condition of this Agreement or consent to any departure from this Agreement by one Party to the other shall be effective only if in writing and only in the specific instance and for the specific purpose for which it is given.

17.7     APPLICABLE LAW

         This Agreement shall be construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party attoms to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

17.8     ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, contains all of the representations and warranties of the respective Parties and supersedes all prior agreements, documents, writing and verbal understandings between the Parties with respect to the sale of the Assets.

17.9     AMENDMENTS

         This Agreement may not be amended or modified in any respect, except by written instrument executed by the Parties.

17.10    TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement and of every part thereof.

17.11    FURTHER ASSURANCES

         After Closing, the Parties shall do all things and provide all assurances, as may be reasonably required to consummate the transactions contemplated by this Agreement, and each Party shall provide those further documents or instruments as may be reasonably required by the other Parties to give effect to this Agreement and to carry out its provisions.

17.12    ASSIGNMENT

         Prior to Closing, neither this Agreement nor any rights or obligations under it shall be assignable by any Party without the prior written consent of the other Parties. After the Closing Date, no assignment, transfer of the Agreement of all or any portion of the Assets, by Purchaser shall relieve Purchaser from the obligations to Vendor herein, unless Vendor otherwise agrees. Subject thereto, this Agreement shall enure -to the benefit of and be binding upon the Parties, and their respective successors and permitted assigns.

17.13    COUNTERPART EXECUTION

         This Agreement may be executed in counterpart and all counterparts together shall form one binding Agreement.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year first above written.

VENDOR                                 PURCHASER

CUMULUS INVESTMENTS LTD.               NASTAN RESOURCES LTD.

Per:                                   Per:
     ------------------------------        ------------------------------------


Per:                                   Per:
     ------------------------------        ------------------------------------


                                       GEOCAN ENERGY INC.

                                       Per:
                                           ------------------------------------


                                       Per:
                                           ------------------------------------

THIS IS SCHEDULE "A" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999

--------------------------------------------------------------------------------



    LANDS AND PETROLEUM
         SUBSTANCES                 VENDOR'S INTEREST         ENCUMBRANCES
SW Section 25-69-9 W5M                    7.5%                 -Crown SS

P&NG to base Beaverhill Lake


WELLS

4-25-69-9W5M

THIS IS SCHEDULE "B" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999

--------------------------------------------------------------------------------

                         VENDOR'S OFFICER'S CERTIFICATE

         RE: CLAUSE 7.1(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, Dick Schull, President of Cumulus Investments Ltd. (the "Company"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Company contained in Clause 10 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Company and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the _____ day of ________________, 1999.


                                            Vendor

                                            CUMULUS INVESTMENTS LTD.

                                            Per:
                                                --------------------------------

                                  SCHEDULE "B"


                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, Neil Stanley, President of Nastan Resources Ltd.(the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the ______ day of _______________________,1999.


                                         Purchaser

                                         NASTAN RESOURCES LTD.


                                         Per:
                                             -----------------------------------
                                             Title

                                  SCHEDULE "B"

                        PURCHASER'S OFFICER'S CERTIFICATE


         RE: CLAUSE 7.2(a) OF THE PURCHASE AND SALE AGREEMENT ("AGREEMENT") MADE AS OF JUNE 1, 1999 BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER

         Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

         I, Wayne Wadley, President of GEOCAN ENERGY INC. (the "Purchaser"), hereby certify that as of the date of this Certificate:

         (a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

         (b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the _________ day of __________________, 1999.

                                       Purchaser

                                       GEOCAN ENERGY INC.

                                       Per:
                                           -------------------------------------
                                           Title

THIS IS SCHEDULE "C" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999

--------------------------------------------------------------------------------

                                   CONVEYANCE

         THIS INDENTURE AND AGREEMENT made as of the 1st day of June, 1999.

BETWEEN:

                  CUMULUS INVESTMENTS LTD., a body corporate, having an office in the City of Calgary, in the Province of Alberta, (hereinafter called "Vendor")

                                                               OF THE FIRST PART

                                     - and -

                  NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., both bodies corporate, having offices in the City of Calgary, in the Province of Alberta, (hereinafter called "Purchaser")

                                                              OF THE SECOND PART


         WHEREAS Vendor has agreed, pursuant to a Purchase and Sale Agreement dated as of the Ist day of June, 1999 (hereinafter called the "Sale Agreement"), to convey to Purchaser all of its interest in and to the Assets, insofar as those terms are defined therein.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that, for the consideration provided in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged by Vendor, Vendor has agreed to sell and by these presents does bargain, sell, assign, transfer and convey to Purchaser all of its right, title, interest and property whatsoever in, to or arising out of the Assets, in the following proportions:

         Nastan                     50%
         GEOCAN                     50%

to have and to hold for its own use and benefit on the terms herein provided.

         IT IS FURTHER AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       DEFINITIONS

         In this Conveyance, the definitions set forth on the Sale Agreement shall apply hereto.

2.       TITLE

         Purchaser hereby covenants and agrees with Vendor that nothing herein, expressed or implied, shall operate to have effect as any warranty or guarantee of title or covenant for title on the part of Vendor and that the representations and warranties contained in the Sale Agreement shall apply hereto for the period provided in the Sale Agreement.

3.       EFFECTIVE DATE

         Vendor and Purchaser agree that the effective date of this transaction shall be 8:00 a.m. Calgary time on January 1, 1999.

4.       ACCEPTANCE

         Purchaser hereby accepts this Conveyance and in consideration thereof, Purchaser hereby assumes and agrees to perform and be bound by all terms and conditions of the contracts, agreements and documents included in the Assets.

5.       FURTHER ASSURANCES

         Vendor and Purchaser will each from time to time, and at all times hereafter, at the request and cost of the other, do and perform all such acts and things, and execute all such assurances, deeds, documents and writings with respect to the Assets as the other may reasonably require in order to carry out the purposes of this Conveyance.

6.       SALE AGREEMENT

         The terms hereof shall be read in conjunction with the terms of the Sale Agreement and subject thereto. In the event of any conflict between the provisions of this Conveyance and the Sale Agreement, the Sale Agreement shall prevail.

7.       ENUREMENT

         This Conveyance shall extend to and be binding upon the parties hereto and their successors and assigns.

8.       COUNTERPART EXECUTION

         This Conveyance may be executed in counterpart and all counterparts together shall form one binding Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Conveyance by their proper officers duly authorized in that behalf as of the effective date.


                                    Vendor

                                    CUMULUS INVESTMENTS LTD.

                                    Per:
                                        ---------------------------------------


                                    Per:
                                        ---------------------------------------




                                    Purchaser

                                    NASTAN RESOURCES LTD.

                                    Per:
                                        ---------------------------------------


                                    Per:
                                        ---------------------------------------



                                    GEOCAN ENERGY INC.

                                    Per:
                                        ---------------------------------------


                                    Per:
                                        ---------------------------------------

THIS IS SCHEDULE "D" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD. AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC. AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999

--------------------------------------------------------------------------------

TANGIBLES, FACILITIES AND OTHER MISCELLANEOUS MATTERS

         Description                       Vendor's Interest
         API 160 Pumpjack                          7.5%
         Arrow 66 Pumpjack engine
         2, 400 Barrel Tanks

THIS IS SCHEDULE "E" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE 1ST DAY OF JUNE, 1999

--------------------------------------------------------------------------------



PRODUCTION SALES AGREEMENTS

         There are no production sales agreements or arrangements under which Vendor, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person which are not terminable on less than thirty-two (32) days' notice.

THIS IS SCHEDULE "F" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CUMULUS INVESTMENTS LTD., AS VENDOR, AND NASTAN RESOURCES LTD. AND GEOCAN ENERGY INC., AS PURCHASER, MADE AS OF THE IST DAY OF JUNE, 1999

--------------------------------------------------------------------------------

OUTSTANDING AUTHORIZATIONS FOR EXPENDITURE

There are no outstanding authorizations for expenditure approved by Vendor with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof.